Exhibit 10.9

EXECUTION VERSION AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 2, dated as of October 14, 2014 (this “Amendment”), is entered into by and among Neff LLC, a Delaware limited liability company (“Parent Borrower”), Neff Holdings LLC, a Delaware limited liability company (“Holdings”), Neff Rental LLC, a Delaware limited liability company, Bank of America, N.A., as administrative agent (in such capacity, “Agent”), and each of the financial institutions on the signature pages hereto in its capacity as a Lender under the Credit Agreement (as defined below), and amends that certain Amended and Restated Senior Secured Credit Agreement, dated as of October 1, 2010 and as amended and restated as of November 20, 2013 (as amended by that Amendment No. 1 to Amended and Restated Credit Agreement, dated as of June 9, 2014, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Parent Borrower, Holdings, the other Credit Parties party thereto, the Agent, the Lenders from time to time party thereto and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement. PRELIMINARY STATEMENTS (1) WHEREAS, Parent Borrower, the other Credit Parties, the Agent and the Lenders have entered into the Credit Agreement; (2) WHEREAS, Parent Borrower, the other Credit Parties, the Agent and certain Lenders wish to amend the Credit Agreement as set forth in Section 2 below and provide the confirmations set forth in Section 5 below; (3) WHEREAS, pursuant to Section 9.2 of the Credit Agreement Parent Borrower may, with the consent of the Agent and the Requisite Lenders, amend the Credit Agreement as set forth in Section 2 below; and (4) WHEREAS, the Requisite Lenders are willing to consent to the amendments set forth in Section 2 below and provide the confirmations set forth in Section 5(b) below. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein that is not otherwise defined shall have the respective meaning assigned to such term in the Credit Agreement. Each reference contained in any Loan Document to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference contained in any Loan Document to “this Agreement” and each other similar reference, and each reference contained in any Loan Document to any other Loan Document or “thereunder”, “thereof” or other similar reference to such other Loan Document, shall, in each case after the Amendment No. 2 Operative Date (as defined in Section 4 of this Amendment), refer to such Loan Document or such other Loan Document as amended by this Amendment. Section 2. Amendments. With effect from the Amendment No. 2 Operative Date:

2 (a) Section 1.5(c)(iii) of the Credit Agreement shall be and hereby is amended by deleting the text of such Section in its entirety and inserting in lieu thereof “[Reserved]”. (b) Section 2.9(c)(ii) of the Credit Agreement shall be and hereby is amended by deleting the proviso at the end thereof and inserting in lieu thereof: “provided, however, that after delivery by Agent of a control notice or similar notice as set forth in this clause (ii), (A) if the applicable Event of Default causing such delivery has been cured or (B) if such control notice or similar notice was delivered as a result of the Excess Availability thresholds set forth in this clause (ii), if Excess Availability is greater than or equal to the greater of (I) 12.5% of the aggregate Revolving Loan Commitments then in effect and (II) $35.0 million for a period of thirty (30) consecutive days (a “Cash Dominion Reversal Event”), then in the case of clause (A) or (B) Agent shall within one (1) Business Day thereof rescind such control notice or similar notice and instruct the applicable depositary institution, securities intermediary or commodities intermediary that all amounts on deposit in or credited to the applicable accounts shall cease to be transferred to the Concentration Account and shall be immediately available to the applicable Credit Party.” (c) Section 3.1(j) of the Credit Agreement shall be and hereby is amended by deleting the text of such Section in its entirety and inserting in lieu thereof text as follows: “unsecured Indebtedness in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding so long as no cash interest or amortization payments are made on, or required with respect to, such Indebtedness and such Indebtedness has a final maturity date at least six months after the Commitment Termination Date;”. (d) Section 3.5 of the Credit Agreement shall be and hereby is amended as follows: (i) By inserting immediately before the semicolon at the end of clause (a) thereof the text “and Permitted Tax Receivable Payments”. (ii) By deleting the text appearing in clause (e) thereof in its entirety and inserting in lieu thereof the following: “Parent Borrower may make Restricted Payments to Holdings, and Holdings may make Restricted Payments to any Qualifying IPO Issuer, in the minimum amount necessary to enable Holdings or such Qualifying IPO Issuer to make repurchases of Stock deemed to occur upon the exercise of stock options if such Stock represents a portion of the exercise price thereof or the minimum amount of taxes due upon such exercises;”.

3 (iii) (A) By deleting “and” at the end of clause (i) thereof, (B) replacing the period at the end of clause (j) thereof with “; and”, and (C) adding a new clause (k) at the end of such Section as follows: “(k) to the extent the Holdings LLC Agreement requires, (i) to reimburse Neff Corporation for expenses incurred on behalf or directly for the benefit of Holdings and its Subsidiaries, including without limitation expenses incurred in connection with the Neff Corporation Qualifying IPO, (ii) if any member of Holdings exercises its right to have its units in Holdings redeemed in accordance with the Holdings LLC Agreement, Holdings may make Restricted Payments in connection with such redemption in the form of any cash or Stock contributed to Holdings by Neff Corporation for such purpose, and (iii) in accordance with the Holdings LLC Agreement, Holdings shall be permitted to (A) undertake all actions, including, without limitation, a reclassification, distribution, division or recapitalization, with respect to its common units, to maintain at all times a one-to-one ratio between the number of common units owned by Neff Corporation and the number of outstanding shares of Class A common stock of Neff Corporation (disregarding, for purposes of maintaining the one-to-one ratio, such Stock of Neff Corporation as provided in the Holdings LLC Agreement); provided that, in the case of any action pursuant to this clause (k)(iii)(A) involving a distribution or other transfer by Holdings of cash or assets (other than Stock of Holdings), such distribution or other transfer is then permitted pursuant one or more other clauses of this Section 3.5, and (B) issue, transfer or deliver from treasury stock any units of Holdings to Neff Corporation.”. (e) Section 3.6(a) of the Credit Agreement shall be and hereby is amended by adding a proviso at the end thereof as follows: “provided that Holdings shall be permitted to amend and restate its limited liability company operating agreement on or before the closing date of the Neff Corporation Qualifying IPO substantially in the form attached as Exhibit B to Amendment No. 2;”. (f) Section 3.8(b) of the Credit Agreement shall be and hereby is amended by deleting the text appearing in clause (i) thereof in its entirety and inserting in lieu thereof the following: “(i) (x) reasonable fees and compensation paid to, and indemnity provided on behalf of, officers, directors, managers, members, employees or consultants of Holdings, Parent Borrower or any of its Subsidiaries as determined in good faith by Parent Borrower’s Board of Directors or senior management, (y) incentive bonuses and other compensation, if any, paid to employees and/or members of the Board of Directors of any of the Credit Parties in connection with the 2014 Loan Transactions and (z) incentive bonuses and other compensation, if any, paid to employees and/or members of the Board of Directors of any of the Credit Parties

4 in connection with the Neff Corporation Qualifying IPO or under any Neff Holdings LLC 2014 Bonus Plan;”. (g) Section 3.8(b) of the Credit Agreement shall be and hereby is amended by (i) deleting “and” at the end of clause (v) thereof, (ii) deleting the period at the end of clause (vi) thereof and inserting in lieu thereof “; and”, and (iii) adding a new clause (vii) to the end thereof as follows: “(vii) (A) in connection with a Neff Corporation Qualifying IPO, the entry into the Holdings LLC Agreement, the Tax Receivable Agreement, the IPO Common Unit Purchase Agreement and the Amended Neff Holdings LLC Management Equity Plan, and (B) Affiliate Transactions arising from the performance of such agreements (including pursuant to any amendment to such Contractual Obligations or documentation replacing such Contractual Obligations to the extent that such amendment or agreement is permitted hereunder and is not more disadvantageous to the applicable Credit Party or the Lenders in any material respect than the original Contractual Obligation).”. (h) Section 3.9(a) of the Credit Agreement shall be and hereby is amended by deleting such clause in its entirety and inserting in lieu thereof the following: “(a) Holdings shall not engage in any business or activity other than (i) being a guarantor with respect to the Obligations under the Loan Documents and performing its Obligations thereunder and a guarantor with respect to the obligations under the Second Lien Loans and any Parity Lien Debt and performing its obligations thereunder and the security and other documents executed in connection therewith, (ii) holding shares of the Stock of Parent Borrower, (iii) paying taxes, (iv) preparing reports to Governmental Authorities and to the holders of its Stock, (v) holding meetings of its Board of Directors and/or the holders of its Stock, preparing company records and other company activities required to maintain its separate company structure, (vi) entry into and performance of its obligations under the Neff Holdings LLC 2014 Bonus Plans and Amended Neff Holdings Management Equity Plan, (vii) entry into and performance of its obligations under the Holdings LLC Agreement, the Tax Receivable Agreement and the IPO Common Unit Purchase Agreement and (viii) any activities reasonably related thereto.”. (i) Section 3.18 of the Credit Agreement shall be and hereby is amended by (i) deleting “or” at the end of clause (a) in the first sentence thereof and replacing it with “,”, (ii) adding “or” at the end of clause (b)(y)(2) in the first sentence thereof and (iii) adding a new clause (c) to the end of the first sentence thereof as follows: “(c) such Indebtedness is prepaid (including any consent fees and/or prepayment premiums payable in connection therewith) with the proceeds from a Neff Corporation Qualifying IPO or, thereafter, with the net proceeds from any other public offering of common equity securities by Neff Corporation (including in each case any “green shoe” or over-allotment option in connection therewith) that are applied by Neff Corporation to purchase common units of Holdings

5 (provided that payment of interest, customary breakage fees, and reimbursement of expenses of the Second Lien Agent in connection with such prepayment may be paid out of other funds of the Credit Parties)”. (j) Section 4.1 of the Credit Agreement shall be and hereby is amended by deleting the first full paragraph following clause (n) of such Section in its entirety and inserting in lieu thereof the following: “Notwithstanding anything to the contrary set forth in this Section 4.1 or in any other provision of this Agreement that refers to this Section 4.1 or any clause hereof, the obligations of the Parent Borrower set forth in clauses (a), (b) and (c) of this Section 4.1 may be satisfied by furnishing the applicable financial information required by such clause with respect to Neff Corporation and its Subsidiaries on a consolidated basis in lieu of furnishing the applicable financial information required by such clause with respect to Parent Borrower and its Subsidiaries on a consolidated basis; provided, that to the extent such financial information relates to Neff Corporation and its Subsidiaries, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such Neff Corporation and its Subsidiaries (other than Holdings and its Subsidiaries), on the one hand, and the information relating to Holdings and its Subsidiaries on a consolidated basis, on the other hand. Documents required to be delivered pursuant to Section 4.1(a), (b), (c) or (h) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Parent Borrower posts such documents, or provides a link thereto on Parent Borrower’s website on the Internet at the website address listed in Section 9.3; (ii) on which Neff Corporation electronically files such documents with the U.S. Securities and Exchange Commission and they become publicly available on www.sec.gov/edgar/searchedgar/companysearch.html (or any successor website maintained by such agency); or (iii) on which such documents are posted on Parent Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); provided that (i) Parent Borrower shall deliver paper copies of such documents to the Agent or any Lender that requests Parent Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Agent or such Lender and (ii) any such posting shall only be deemed delivered when Parent Borrower shall notify the Agent (by facsimile or electronic mail) of the posting of any such documents and provide to the Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance Parent Borrower shall be required to provide paper copies of the Compliance and Pricing Certificates required by Section 4.1(m) to the Agent. Except for such Compliance and Pricing Certificates, the Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Parent Borrower with any such

6 request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.” (k) Section 5.4(b)(iv) of the Credit Agreement shall be and hereby is amended by deleting such Section in its entirety and inserting in lieu thereof the following: “(iv) each Credit Party is, and at the time of delivery of the Pledged Stock (as defined in the Security Agreement) to Agent will be, the sole holder of record and, other than Wayzata (or, after the Neff Corporation Qualifying IPO, Neff Corporation), the sole beneficial owner of such pledged Collateral pledged by each Credit Party free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement or any of the Collateral Documents in favor of the Agent for the benefit of the Agent and Lenders and the Permitted Encumbrances;”. (l) Annex A to the Credit Agreement shall be and hereby is amended by: (i) Deleting the definition of “Change of Control” appearing therein in its entirety and inserting in lieu thereof the following: ““Change of Control” means any event, transaction or occurrence as a result of which: (a) at any time prior to the consummation of a Qualifying IPO, the Permitted Holders cease to “beneficially own” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) and control all of the voting rights associated with ownership of more than fifty percent (50%) of the outstanding Stock of Holdings having ordinary voting power on a fully diluted basis; or (b) at any time as of or after the consummation of a Qualifying IPO, (A) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and excluding the Permitted Holders) shall become the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of outstanding Voting Stock of the Qualifying IPO Issuer entitling such “person” or “group” to cast more than thirty-five percent (35%) of the votes eligible to be cast in an election of directors, managing members or general partners, as applicable, of the Qualifying IPO Issuer and (B) the Permitted Holders shall own outstanding Voting Stock of the Qualifying IPO Issuer having a lesser percentage of the votes eligible to be cast in such an

7 election of the Qualifying IPO Issuer at such time than the “person” or “group” in the foregoing clause (A); or (c) Holdings ceases to own and control all of the voting rights associated with all of the outstanding Stock of Parent Borrower.”. (ii) Deleting the definition of “Continuing Director” appearing therein in its entirety. (iii) Deleting the definition of “Qualifying IPO Issuer” appearing therein in its entirety and inserting in lieu thereof the following: ““Qualifying IPO Issuer” means Holdings or a corporation or other legal entity which either (a) owns, directly or indirectly, 100% of the outstanding Stock of Holdings or (b) is the sole managing member of Holdings. For the avoidance of doubt, upon consummation of the Neff Corporation Qualifying IPO, Neff Corporation shall be a Qualifying IPO Issuer.”. (iv) Deleting clause (a)(xvi) of the definition of “Consolidated EBITDA” appearing therein in its entirety and inserting in lieu thereof the following: “(xvi) fees, expenses and other amounts payable by any Credit Party in connection with its performance, or payable or reimbursable to Neff Corporation in connection with its performance, of its obligations under the Tax Receivable Agreement and the IPO Common Unit Purchase Agreement,”. (v) Further amending the definition of “Consolidated EBITDA” by (i) deleting “and” at the end of clause (a)(xvii) thereof and replacing it with “,”, (ii) adding “and” at the end of clause (a)(xviii) thereof and (iii) adding a new clause (a)(xix) as follows: “(xix) any fees, costs, expenses or charges related to, or arising in connection with, the Neff Corporation Qualifying IPO, Amendment No. 2 or Second Lien Amendment No. 1 (including, without limitation, (A) payment of consent fees to lenders, (B) payment of prepayment premium and breakage costs to lenders, (C) any incentive bonuses and other compensation, if any, paid or payable to employees and/or members of the Board of Directors of any of the Credit Parties in connection with the Neff Corporation Qualifying IPO or under any Neff Holdings LLC 2014 Bonus Plan, (D) filing fees and exchange listing fees, (E) “roadshow” expenses, printer costs and other offering expenses and (F) underwriter discounts and commissions)”.

8 (vi) Deleting clause (b)(iv) of the definition of “Fixed Charge Coverage Ratio” appearing therein in its entirety and inserting in lieu thereof the following: “(iv) Restricted Payments paid by Holdings and its Subsidiaries after the Restatement Effective Date pursuant to Sections 3.5(a), (e), (f), (i) and (k)(i) (with respect to (k)(i), solely to the extent that such Restricted Payment is related to an expense of Neff Corporation that is an expense item that, if such payment were made by the Parent Borrower or its Subsidiaries and deducted in the calculation of Consolidated Net Income, such payment would be added back in the calculation of Consolidated EBITDA.”. (vii) Deleting the definition of “Stock” appearing therein in its entirety and inserting in lieu thereof the following: ““Stock” means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, common units, preferred units, units or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).”. (viii) Deleting the definition of “Tax Distributions” appearing therein in its entirety and inserting in lieu thereof the following: ““Tax Distributions” means: (1) for so long as for U.S. federal income tax purposes, Parent Borrower is taxed as a partnership or disregarded entity and is not wholly owned (directly or indirectly) by a corporate parent, (A) with respect to any taxable year ending after the Closing Date, cash distributions to fund the assumed income tax liabilities of the direct or indirect equity owners of Parent Borrower (including estimated tax liabilities) in respect of the income of Parent Borrower for such taxable year, in an aggregate amount equal to the excess of (a) the product of (x) the net taxable income of Parent Borrower (treating Parent Borrower as a taxable entity, and calculated (i) by including in such net taxable income Parent Borrower’s distributive share of all tax items attributable to Parent Borrower and any Subsidiary of Parent Borrower taxed as a partnership or disregarded entity for U.S. federal income tax purposes, and (ii) without regard to any adjustments pursuant to Section 734 of the Code that arises on or after the Qualifying IPO or any adjustments pursuant to Section 743 of the Code) for the taxable year in question, reduced by any cumulative net taxable loss with respect to any prior taxable year ending after the Closing Date to the extent such prior net taxable loss (I) is of a character (ordinary or

9 capital) that would permit such loss to be deducted against the income of the taxable year in question and (II) was not previously taken into account in determining the assumed income tax liabilities for any prior taxable year, and (y) the highest combined marginal federal and applicable state and/or local income tax rate (taking into account the deductibility of state and local income taxes for U.S. federal income tax purposes and the character of the taxable income in question (i.e., long term capital gain, qualified dividend income, etc.)) applicable to an individual United States citizen or corporation (whichever is higher) residing in New York, New York for the taxable year in question (or portion thereof), over (b) in the case of any taxable year beginning prior to the Closing Date, the aggregate amount of assumed estimated tax payments that should have been made under Section 6654 of the Code prior to the Closing Date (based on the assumption that all of the owners are individual or corporate residents of New York, New York (which results in a higher applicable combined marginal federal and applicable state and/or local income tax rate), calculated in a manner consistent with the calculation in clause (y) above); provided that, for the avoidance of doubt, in the event of any tax audit adjustment or other tax assessment or the filing of an amended tax return that results in additional taxable income of Parent Borrower (treating Parent Borrower as a taxable entity), the Tax Distributions with respect to such taxable year ending on or after the Closing Date shall be recalculated by giving effect to such adjustment, assessment or amended tax return (for the avoidance of doubt, taking into account interest and penalties), in a manner consistent with the calculation in clause (B) below) and (B) with respect to any taxable year ending prior to the Closing Date, cash distributions to pay the assumed income tax liabilities of the direct or indirect equity owners of Parent Borrower in respect of the income of Parent Borrower for such taxable year, in an aggregate amount equal to the sum of (i) the product of (I) any additional taxable income of Parent Borrower (calculated in a manner consistent with the calculation in clause (A) above) for such taxable year resulting from a tax audit adjustment or other tax assessment or the filing of an amended tax return made after the Closing Date and (II) the highest combined marginal federal and applicable state and/or local income tax rate (taking into account the deductibility of state and local income taxes for U.S. federal income tax purposes and the character of the taxable income in question (i.e., long term capital gain, qualified dividend income, etc.)) applicable to an individual United States citizen or corporation (whichever is higher) residing in New York, New York for the taxable year in question plus (ii) interest and penalties relating to such tax audit adjustment, assessment or amended tax return, (2) with respect to any taxable period for which Parent Borrower or any of its Subsidiaries is a member of a consolidated, combined or similar income, franchise or other state and/or local tax group of which Holdings or its direct or indirect parent is the common parent (a “Tax Group”), or for which Parent Borrower is a partnership or

10 disregarded entity that is wholly owned (directly or indirectly) by a corporate parent (a “Corporate Parent”), cash distributions to pay the portion of the Tax Group’s or Corporate Parent’s actual cash income, franchise or other state and/or local tax liability attributable to Parent Borrower and/or its Subsidiaries, in an amount not to exceed the income, franchise or other state and/or local tax liability that would have been payable by Parent Borrower and/or such Subsidiaries if such entities had always been taxable on a stand-alone basis (reduced by any such income, franchise or other state and/or local taxes paid or to be paid directly by Parent Borrower or its Subsidiaries), and (3) cash distributions to pay any taxes of Holdings not described in clause (1) or (2) above, provided that the aggregate payments pursuant to this clause (3) shall not exceed $250,000 per calendar year.”. (m) Annex A to the Credit Agreement shall be and hereby is amended by inserting the following definitions in appropriate alphabetical order: “Amended Neff Holdings LLC Management Equity Plan” means the Amended Neff Holdings LLC Management Equity Plan as in effect on the Amendment No. 2 Operative Date substantially in the form attached to Amendment No. 2 as Exhibit E as further amended from time to time in any manner that the Borrower reasonably determines is not adverse to the interests of the Agent or the Lenders. “Amendment No. 2” means that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of the Amendment No. 2 Effective Date, among the Agent, the Lenders party thereto, Holdings and Borrowers. “Amendment No. 2 Effective Date” means October 14, 2014. “Amendment No. 2 Operative Date” has the meaning set forth in Amendment No. 2. “Holdings LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement as in effect on the Amendment No. 2 Operative Date substantially in the form attached to Amendment No. 2 as Exhibit B as further amended from time to time in any manner that the Borrower reasonably determines is not adverse to the interests of the Agent or the Lenders. “IPO Common Unit Purchase Agreement” means the IPO Common Unit Purchase Agreement as in effect on the Amendment No. 2 Operative Date substantially in the form attached to Amendment No. 2 as Exhibit C as amended from time to time in any manner that the Borrower reasonably determines is not adverse to the interests of the Agent or the Lenders. “Neff Corporation” means Neff Corporation, a Delaware corporation formed at the direction of Wayzata for the purposes of effecting a Qualifying IPO, together with its successors and assigns.

11 “Neff Corporation Qualifying IPO” means a Qualifying IPO of Neff Corporation in connection with which (a) Holdings amends and restates its limited liability operating agreement substantially in the form of Exhibit B to Amendment No. 2, (b) Neff Corporation applies all or a portion of the net proceeds from such Qualifying IPO to purchase common units of Holdings, and (c) Neff Corporation becomes the sole managing member of Holdings. “Neff Holdings LLC 2014 Bonus Plans” means each of (a) the Neff Holdings LLC 2014 Management Special Bonus Plan, effective June 1, 2014, (b) the Neff Holdings LLC Amended and Restated Sale Transaction Bonus Plan, effective as of June 1, 2014 and as the same was further amended on or prior to the Amendment No. 2 Operative Date in connection with the Neff Corporation Qualifying IPO, and (c) the Neff Holdings LLC Incentive Bonus Plan, as in effect on or prior to the Amendment No. 2 Operative Date. “Permitted Tax Receivable Payment” means the aggregate amount of any accelerated lump sum amounts payable pursuant to the Tax Receivable Agreement by reason of any early termination of the Tax Receivable Agreement as a result of or in connection with the occurrence of a Change of Control that has been waived by the Requisite Lenders. “Second Lien Agent” means Credit Suisse AG, in its capacity as administrative and collateral agent under the Second Lien Credit Agreement, together with its successors and assigns. “Second Lien Amendment No. 1” means that certain Amendment No. 1 to Second Lien Credit Agreement, to be dated and effective prior to or simultaneous with the Neff Corporation Qualifying IPO, by and among Parent Borrower, Holdings, the other Credit Parties that are party thereto, the Second Lien Agent and the Second Lien Lenders that are party thereto, which amends the Second Lien Credit Agreement. “Second Lien Lenders” means each of the “Lenders” as defined in the Second Lien Credit Agreement. “Second Lien Loan Repayment Amount” means the sum of (a) the aggregate principal amount of the Second Lien Loans prepaid with a portion of the net proceeds of from a Qualifying IPO received by the Credit Parties, plus (b) a 2.00% prepayment premium on the principal amount of Second Lien Loans repaid pursuant to the foregoing clause (a), plus (c) accrued and unpaid interest in respect of the principal amount of Second Lien Loans repaid pursuant to the foregoing clause (a), plus (d) solely to the extent ascertainable as of the date of pricing of the Neff Corporation Qualifying IPO, customary LIBOR breakage fees payable to the Second Lien Lenders in respect of the principal amount of Second Lien Loans repaid pursuant to the foregoing clause (a), plus (e) consent fees payable to the Second Lien Lenders, plus (f) solely to the extent ascertainable as of the date of pricing the Neff Corporation Qualifying IPO, expenses payable to

12 counsel to the Second Lien Agent in connection with the amendment to the Second Lien Credit Agreement. “Tax Receivable Agreement” means the Tax Receivable Agreement as in effect on the Amendment No. 2 Operative Date substantially in the form attached to Amendment No. 2 as Exhibit D as amended from time to time in any manner that the Borrower reasonably determines is not adverse to the interests of the Agent or the Lenders. “Voting Stock” means, with respect to any Person, any class or classes of Stock of such Person that entitles the holders thereof to vote in the election of directors, managing members or general partners, as the case may be, of such Person. Section 3. Representations. Holdings, Parent Borrower and each other Credit Party represents and warrants that immediately prior to and after giving effect to the effectiveness of this Amendment (i) the representations and warranties set forth in Section 5 of the Credit Agreement or any other Loan Document will be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date and the Amendment No. 2 Operative Date, except in each case to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing under the Credit Agreement on the Amendment No. 2 Effective Date or on the Amendment No. 2 Operative Date. Section 4. Conditions to Effectiveness; Operation of Amendments and Confirmations. (a) This Amendment No. 2 shall become effective on the date (the “Amendment No. 2 Effective Date”) when, and only when, each of the following conditions shall have been satisfied to the reasonable satisfaction of the Administrative Agent (or waived by the Administrative Agent in its sole discretion): (i) Execution of Counterparts. The Agent shall have received from Holdings, Parent Borrower, each other Credit Party and the Requisite Lenders under the Credit Agreement an original counterpart of this Amendment signed by such party or a facsimile or electronic (i.e., “.pdf” or “.tif”) copy of such signed original counterpart. (ii) Officer’s Certificate. Parent Borrower shall have delivered to the Agent duly executed copies of a certificate of an authorized officer of Parent Borrower, dated the Amendment No. 2 Effective Date, certifying on behalf of Parent Borrower that as of the Amendment No. 2 Effective Date and after giving effect to this Amendment (i) the representations and warranties in this Amendment and the Credit Agreement are accurate, true and correct in all

13 material respects and (ii) no Default or Event of Default has occurred or is continuing. (iii) Expenses. The Agent shall have received all reasonable and documented fees and invoiced out-of-pocket expenses (including reasonable and documented expenses of counsel) due and payable by Holdings or Parent Borrower under Section 1.3(e) of the Credit Agreement or otherwise on or prior to the Amendment No. 2 Effective Date to the extent an invoice has been submitted to the Parent Borrower therefor. (b) Notwithstanding the fact that this Amendment No. 2 has become effective on the Amendment No. 2 Effective Date, the amendments set forth in Section 2 and consents set forth in Section 5(b) shall become operative only on the date on or prior to April 30, 2015 (the “Amendment No. 2 Operative Date”) when, and only when, each of the following conditions shall have been satisfied to the reasonable satisfaction of the Administrative Agent (or waived by the Administrative Agent in its sole discretion) and once operative, the provisions in Section 2 and Section 5(b) shall then be deemed to have occurred substantially simultaneous with the events contemplated therein and in Section 5(b): (i) Officer’s Certificate. Parent Borrower shall have delivered to the Agent duly executed copies of a certificate of an authorized officer of Parent Borrower, dated the Amendment No. 2 Operative Date, certifying on behalf of Parent Borrower that as of the Amendment No. 2 Operative Date and after giving effect to this Amendment (i) the representations and warranties in this Amendment and the Credit Agreement are accurate, true and correct in all material respects, (ii) no Default or Event of Default has occurred or is continuing and (iii) the Neff Corporation Qualifying IPO has closed or will close substantially simultaneous with the operation of the amendments set forth in Section 2 of this Amendment. (ii) Minimum Availability. On the Amendment No. 2 Operative Date (after giving effect to this Amendment and the operation of the amendments and consents herein), (i) Borrowers shall have Excess Availability of at least $150,000,000, calculated on a pro forma basis after giving effect to the consummation of the Neff Corporation Qualifying IPO and the application of a portion of the net proceeds therefrom to repay Loans and to prepay Second Lien Loans and (ii) Parent Borrower shall have delivered a certificate to the Agent setting forth the Second Lien Loan Repayment Amount (as defined in the Credit Agreement as amended hereby) and setting forth the calculation thereof (which calculation shall be reasonably acceptable to the Agent). (iii) Amendment Fee. The Parent Borrower shall have paid to each Lender consenting to this Amendment prior to Noon (New York City time) on October 8, 2014, a nonrefundable cash fee (the “Amendment Fee”) in U.S. dollars equal to five basis points of the Revolving Loan Commitments held by such Lender as of the Amendment No. 2 Effective Date. Such payment of the

14 Amendment Fee shall be made to the Agent for further distribution of the Lenders entitled thereto. (iv) Expenses. The Agent shall have received all reasonable and documented fees and invoiced out-of-pocket expenses (including reasonable and documented expenses of counsel) due and payable by Holdings or Parent Borrower under Section 1.3(e) of the Credit Agreement or otherwise on or prior to the Amendment No. 2 Operative Date to the extent an invoice has been submitted to the Parent Borrower therefor. For the avoidance of doubt, the operation of Section 2 and Section 5(b) are contingent upon the closing of the Neff Corporation Qualifying IPO and the satisfaction of the other conditions precedent set forth in this Section 4(b), and this Amendment shall lapse and have no effect if the Neff Corporation Qualifying IPO has not occurred and the other conditions set forth in this Section 4(b) have not been satisfied on or before April 30, 2015. Section 5. Confirmation of Loan Documents; Lender Consents. (a) The Credit Parties hereby confirm that the Collateral Documents and the obligations of such parties under the Loan Documents continue in full force and effect and shall not be affected by this Amendment, except as expressly provided herein. Each of the Credit Parties hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Collateral Documents, to the Agent, as collateral security for the Obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such Obligations, continue to be and remain collateral for such obligations from and after the date hereof. (b) Notwithstanding anything set forth in the Credit Agreement, subject to the conditions set forth in Section 4 of this Amendment, each of the Lenders hereby consents to: (i) the prepayment by the Credit Parties of the Second Lien Loans with a portion of the net proceeds of from the Neff Corporation Qualifying IPO received by the Credit Parties; (ii) the payment by the Credit Parties to the Second Lien Lenders of a 2.00% prepayment premium on the principal amount of Second Lien Loans repaid pursuant to the foregoing clause (a) with a portion of the net proceeds of from Neff Corporation Qualifying IPO received by the Credit Parties; (iii) the payment by the Credit Parties of accrued and unpaid interest in respect of the principal amount of Second Lien Loans repaid pursuant to the foregoing clause (a), whether out of the proceeds from Neff Corporation Qualifying IPO received by the Credit Parties or otherwise;

15 (iv) the payment by the Credit Parties of customary LIBOR breakage fees payable to the Second Lien Lenders in respect of the principal amount of Second Lien Loans repaid pursuant to the foregoing clause (a), whether out of the proceeds from Neff Corporation Qualifying IPO received by the Credit Parties or otherwise; (v) the payment by the Credit Parties of consent fees payable to the Second Lien Lenders not to exceed $287,500 in the aggregate out of the proceeds from Neff Corporation Qualifying IPO received by the Credit Parties; (vi) the payment by the Credit Parties of expenses payable to counsel to the Second Lien Agent in connection with the amendment to the Second Lien Credit Agreement whether out of the proceeds from Neff Corporation Qualifying IPO received by the Credit Parties or otherwise; (vii) the entry by the Credit Parties into the Second Lien Amendment No. 1 substantially in the form attached hereto as Exhibit A; (viii) the amendment and restatement of the Holdings limited liability company operating agreement substantially in the form attached hereto as Exhibit B; (ix) the entry by Holdings into the IPO Common Unit Purchase Agreement substantially in the form attached hereto as Exhibit C; (x) the entry by Holdings into the Tax Receivable Agreement substantially in the form attached hereto as Exhibit D; (xi) the entry by Holdings into the Amended Neff Holdings LLC Management Equity Plan substantially in the form attached hereto as Exhibit E; and (xii) all transactions directly related to the foregoing clauses (i) through (xi). (c) Upon the Amendment No. 2 Effective Date this Amendment shall constitute a Loan Document. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement and the consents expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The amendments and consents set forth herein shall, except to the extent they become operative on the Amendment No. 2 Operative Date, (i) neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, (ii) not operate as a consent to any matter under the Loan Documents except as expressly set forth herein and (iii) not be construed as an indication that the Lenders will agree to any other amendments or give any other consents or waivers with respect to the Credit Agreement or the other Loan Documents

16 that may be requested by the Credit Parties; it being understood that the agreement of any other amendments or giving of any other consents or waivers which may hereafter be requested by the Credit Parties remains in the sole and absolute discretion of Agent and the Lenders. Section 6. Certain Consequences Of Effectiveness. On and after the Amendment No. 2 Operative Date, the rights and obligations of the parties to the Credit Agreement and each other Loan Document shall be governed by the Credit Agreement as amended hereby; provided that the provisions of Section 2 and Section 5(b) of this Amendment shall not become operative (and this Amendment shall lapse and have no effect) unless and until the Neff Corporation Qualifying IPO and the other conditions precedent set forth in Section 4(b) hereof have occurred on or before April 30, 2015. To the extent that this Amendment has become effective and the provisions hereof have become operative, the Credit Agreement and the other Loan Documents, as specifically amended hereby, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Section 7. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 8. Governing Law; Jurisdiction; Service of Process. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. PARENT BORROWER AND EACH CREDIT PARTY HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE LITIGATED IN SUCH COURTS. PARENT BORROWER AND EACH CREDIT PARTY EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. PARENT BORROWER AND EACH CREDIT PARTY HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON PARENT BORROWER AND SUCH CREDIT PARTIES BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO PARENT BORROWER, AT THE ADDRESS SET FORTH IN SECTION 9.3 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. Section 9. Waiver of Jury Trial. PARENT BORROWER, EACH CREDIT PARTY, AGENT, EACH LENDER AND EACH OTHER PARTY HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT. PARENT BORROWER, EACH CREDIT PARTY, AGENT, EACH LENDER AND EACH OTHER PARTY HERETO ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THIS WAIVER IN

17 ENTERING INTO THIS AMENDMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. Section 10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery by facsimile or email of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. Section 11. Certain Tax Matters. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the Amendment No. 2 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. NEFF LLC, as Parent Borrower By: Name: Mark Irion Title: Chief Financial Officer NEFF HOLDINGS LLC, as Holdings and a Credit Party By: Name: Mark Irion Title: Chief Financial Officer NEFF RENTAL LLC, as Borrower By: Name: Mark Irion Title: Chief Financial Officer [Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Agent and as a Lender: By: Name: Dennis S. Losin Title: Senior Vice President [Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

RBS CITIZENS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., as a Lender: By: Name: James H. Herzog Jr Tile: Senior Vice President [Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

SUNTRUST BANK, as a Lender: By Name: Alex Smith Title: Vice President [Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

CIT FINANCE LLC, as a Lender: By: Name: Rence M. Singer Title: Managing Director [Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender: By: Name: Steven J. Chalmers Title: Vice President [Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

[LENDER], as a Lender: By: Name: Title: Regions Bank Brucc Kasper Attorney in Fact

JFIN BUSINESS CREDIT FUND I LLC, as a Lender: By: Name: J. Paul McDonnell Title: Managing Director [Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender: By: Name: Mikhail Faybusovich Title: Authorized Signatory By: Name: Samuel Miller Title: Authorized Signatory [Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender: By: Name: Kevin S. Fong Title: Authorized Signatory [Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

EXHIBIT A FORM OF SECOND LIEN AMENDMENT NO. 1 [see attached]

EXECUTION VERSION #86420060v14 AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT This AMENDMENT NO. 1, dated as of October 14, 2014 (this “Amendment”), is entered into by and among Neff LLC, a Delaware limited liability company (“Parent”), Neff Holdings LLC, a Delaware limited liability company (“Holdings”), Neff Rental LLC, a Delaware limited liability company (the “Borrower”), Credit Suisse, AG, as administrative agent (in such capacity, “Administrative Agent”), and each of the financial institutions on the signature pages hereto in its capacity as a Lender under the Credit Agreement (as defined below), and amends that certain Second Lien Credit Agreement, dated as of June 9, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Parent, Borrower, Holdings, the Administrative Agent, the Lenders from time to time party thereto and the other parties thereto. PRELIMINARY STATEMENTS (1) WHEREAS, Parent, Borrower, Holdings, the Administrative Agent and the Lenders have entered into the Credit Agreement; (2) WHEREAS, Parent, Borrower, Holdings, the Administrative Agent and certain Lenders wish to amend the Credit Agreement as set forth in Section 2 below and provide the confirmations set forth in Section 5 below; (3) WHEREAS, pursuant to Section 9.08 of the Credit Agreement Borrower may, with the consent of the Administrative Agent and the Required Lenders, amend the Credit Agreement as set forth in Section 2 below; and (4) WHEREAS, the Required Lenders are willing to consent to the amendments set forth in Section 2 below and provide the confirmations set forth in Section 5(b) below. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein that is not otherwise defined shall have the respective meaning assigned to such term in the Credit Agreement. Each reference contained in any Loan Document to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference contained in any Loan Document to “this Agreement” and each other similar reference, and each reference contained in any Loan Document to any other Loan Document or “thereunder”, “thereof” or other similar reference to such other Loan Document, shall, in each case after the Amendment No. 1 Operative Date (as defined in Section 4 of this Amendment), refer to such Loan Document or such other Loan Document as amended by this Amendment. Section 2. Amendments. With effect from the Amendment No. 1 Operative Date: (a) Section 6.01(j) of the Credit Agreement shall be and hereby is amended by deleting the text of such Section in its entirety and inserting in lieu thereof text as follows:

2 #86420060v14 “unsecured Indebtedness in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding so long as no cash interest or amortization payments are made on, or required with respect to, such Indebtedness and such Indebtedness has a final maturity date at least six months after the Latest Maturity Date;”. (b) Section 6.04(a) of the Credit Agreement shall be and hereby is amended as follows: (i) By deleting the text appearing in clause (iii) thereof in its entirety and inserting in lieu thereof the following: “so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, (A) Parent may make a Restricted Payment to Holdings to allow Holdings to, and Holdings may (and Holdings may make Restricted Payments to any Qualifying IPO Issuer to allow such Qualifying IPO Issuer to), purchase, redeem or otherwise acquire or retire for value Equity Interests of Holdings, Parent or the Borrower (or such Qualifying IPO Issuer) deemed to occur upon the exercise of stock options, warrants, rights to acquire Equity Interests or other convertible securities to the extent such Equity Interests represent a portion of the exercise or exchange price thereof and (B) Parent may make a Restricted Payment to Holdings to allow Holdings to, and Holdings may (and Holdings may make Restricted Payments to any Qualifying IPO Issuer to allow such Qualifying IPO Issuer to), purchase, redeem or otherwise acquire or retire for value Equity Interests of Holdings, Parent or the Borrower (or such Qualifying IPO Issuer) made in lieu of withholding taxes in connection with any exercise or exchange of stock options, warrants or other similar rights;”. (ii) (A) By deleting “and” at the end of clause (vi) thereof, (B) by deleting the period at the end of clause (vii) thereof and inserting in lieu thereof the text “and Permitted Tax Receivable Payments; and” and (C) adding a new clause (viii) at the end of such Section as follows: “(viii) to the extent the Holdings LLC Agreement requires, (I) to reimburse Neff Corporation for expenses incurred on behalf or directly for the benefit of Holdings and its Subsidiaries, including without limitation expenses incurred in connection with the Neff Corporation Qualifying IPO, (II) if any member of Holdings exercises its right to have its units in Holdings redeemed in accordance with the Holdings LLC Agreement, Holdings may make Restricted Payments in connection with such redemption in the form of any cash or Stock contributed to Holdings by Neff Corporation for such purpose, and (III) in accordance with the Holdings LLC Agreement, Holdings shall be permitted to (A) undertake all actions, including, without limitation, a reclassification, distribution, division or recapitalization, with respect to its common units, to maintain

3 #86420060v14 at all times a one-to-one ratio between the number of common units owned by Neff Corporation and the number of outstanding shares of Class A common stock of Neff Corporation (disregarding, for purposes of maintaining the one-to-one ratio, such Stock of Neff Corporation as provided in the Holdings LLC Agreement); provided that, in the case of any action pursuant to this clause (viii)(III)(A) involving a distribution or other transfer by Holdings of cash or assets (other than Equity Interests of Holdings), such distribution or other transfer is then permitted pursuant one or more other clauses of this proviso to Section 6.04(a), and (B) issue, transfer or deliver from treasury stock any units of Holdings to Neff Corporation.”. (c) Section 6.11(b) of the Credit Agreement shall be and hereby is amended by adding a proviso at the end thereof as follows: “provided that Holdings shall be permitted to amend and restate its limited liability company operating agreement on or before the closing date of the Neff Corporation Qualifying IPO substantially in the form attached as Exhibit B to Amendment No. 1;”. (d) Section 6.11(c) of the Credit Agreement shall be and hereby is amended by adding a new proviso at the end thereof as follows: “provided that the Loan Parties shall be permitted to enter into that certain Revolving Credit Facility Amendment No. 2 on or before the closing date of the Neff Corporation Qualifying IPO substantially in the form attached as Exhibit A to Amendment No. 1;”. (e) Section 6.16 of the Credit Agreement shall be and hereby is amended by (i) deleting “and” at the end of clause (i) thereof, (ii) deleting the period at the end of clause (j) thereof and inserting in lieu thereof “; and”, and (iii) adding a new clause (k) to the end thereof as follows: “(k) (A) in connection with a Neff Corporation Qualifying IPO, the entry into the Holdings LLC Agreement, the Tax Receivable Agreement, the IPO Common Unit Purchase Agreement and the Amended Neff Holdings LLC Management Equity Plan, and (B) transactions arising from the performance of such agreements (including pursuant to any amendment to such agreements or documentation replacing such agreements to the extent that such amendment or agreement is permitted hereunder and is not more disadvantageous to the applicable Loan Party or the Lenders in any material respect than the original agreement).”. (f) Section 6.19 of the Credit Agreement shall be and hereby is amended by deleting clause (i) thereof in its entirety and inserting in lieu thereof the following: “(i) With respect to Holdings, engage in any business activities or have any assets or liabilities other than its ownership of the Equity Interests of Parent and

4 #86420060v14 activities and liabilities incidental thereto, including its liabilities pursuant to the Guarantee and Collateral Agreement and the Pledge Agreement; provided Holdings may (1) incur Indebtedness and Liens and make Restricted Payments to the extent permitted by the other Sections of this Article 6, (2) enter into and perform its obligations under the Neff Holdings LLC 2014 Bonus Plans and the Amended Neff Holdings LLC Management Equity Plan, (3) enter into and perform of its obligations under the Holdings LLC Agreement, the Tax Receivable Agreement and the IPO Common Unit Purchase Agreement and (4) any activities reasonably related thereto; provided, further that Holdings will not create, incur, assume or permit to exist any Lien (other than (1) Liens created under the Loan Documents and (2) Liens of a type described in clause (c), (d), (g), (j)(i), (j)(ii), (j)(vi), (j)(vii), (j)(viii), (k) (it being understood that such Lien will be terminated substantially concurrently with the consummation of the Transactions) and (u) of Section 6.02) on any Equity Interests issued by Parent, and”. (g) Section 5.04 of the Credit Agreement shall be and hereby is amended by inserting two new paragraphs immediately following clause (n) of such Section as follows: “Notwithstanding anything to the contrary set forth in this Section 5.04 or in any other provision of this Agreement that refers to this Section 5.04 or any clause hereof, the obligations of Holdings, Parent and Borrower set forth in clauses (a) and (b) of this Section 5.04 may be satisfied by furnishing the applicable financial information required by such clause with respect to Neff Corporation and its Subsidiaries on a consolidated basis in lieu of furnishing the applicable financial information required by such clause with respect to Holdings and its Subsidiaries on a consolidated basis; provided, that to the extent such financial information relates to Neff Corporation and its Subsidiaries, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such Neff Corporation and its Subsidiaries (other than Holdings and its Subsidiaries), on the one hand, and the information relating to Holdings and its Subsidiaries on a consolidated basis, on the other hand. Documents required to be delivered pursuant to Section 5.04(a), (b) or (g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Holdings, Parent or Borrower posts such documents, or provides a link thereto on Holdings’, Parent’s or Borrower’s website on the Internet at www.neffcorp.com; (ii) on which Neff Corporation electronically files such documents with the U.S. Securities and Exchange Commission and they become publicly available on www.sec.gov/edgar/searchedgar/companysearch.html (or any successor website maintained by such agency); or (iii) on which such documents are posted on Holding’s, Parent’s or Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a

5 #86420060v14 commercial, third-party website or whether sponsored by the Administrative Agent); provided that (i) Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) any such posting shall only be deemed delivered when Borrower shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents and provide to the Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 5.04(d) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.” (h) Section 1.01 of the Credit Agreement shall be and hereby is amended by: (i) Deleting the definition of “Change of Control” appearing therein in its entirety and inserting in lieu thereof the following: ““Change of Control” shall mean the occurrence of any of the following events: (a) at any time prior to the consummation of a Qualifying IPO, the Permitted Investors cease to “beneficially own” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), or to have the power to vote or direct the voting of, Voting Stock of Holdings representing more than fifty percent (50%) of the voting power of the total outstanding Voting Stock of Holdings; (b) at any time as of or after the consummation of a Qualifying IPO, (i) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and excluding the Permitted Investors) shall become the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Voting Stock of the Qualifying IPO Issuer entitling such “person” or “group” to cast more than thirty-five percent (35%) of the votes eligible to be cast in an election of directors, managing members or general partners, as applicable, of the Qualifying IPO Issuer and (ii) the Permitted Investors shall own outstanding Voting Stock of the Qualifying IPO Issuer having a lesser percentage of the votes eligible to be cast in such an election of the Qualifying IPO Issuer at such time than the “person” or “group” in the foregoing clause (i);

6 #86420060v14 (c) Holdings ceases to own and control, directly or indirectly, all of the voting rights associated with all of the outstanding Equity Interests of Parent and Borrower; or (d) a “Change of Control” shall occur under and as defined in the Revolving Credit Facility Documentation.”. (ii) Deleting the definition of “Continuing Director” appearing therein in its entirety. (iii) Deleting the definition of “Qualifying IPO Issuer” appearing therein in its entirety and inserting in lieu thereof the following: ““Qualifying IPO Issuer” means Holdings or a corporation or other legal entity which either (a) owns, directly or indirectly, 100% of the outstanding Stock of Holdings or (b) is the sole managing member of Holdings. For the avoidance of doubt, upon consummation of the Neff Corporation Qualifying IPO, Neff Corporation shall be a Qualifying IPO Issuer.”. (iv) Amending the definition of “Consolidated EBITDA” appearing therein by (A) deleting “and” appearing at the end of clause (a)(xiii) thereof and inserting in lieu thereof “,” and (B) inserting two new clauses immediately after the end of clause (a)(xiv) thereof and immediately before the words “and minus” following the end of clause (a)(xiv), as follows: “, (xv) fees, expenses and other amounts payable by any Loan Party in connection with its performance, or payable or reimbursable to Neff Corporation in connection with its performance, of its obligations under the Tax Receivable Agreement and the IPO Common Unit Purchase Agreement and (xvi) any fees, costs, expenses or charges related to, or arising in connection with, the Neff Corporation Qualifying IPO, Amendment No. 1 or Revolving Credit Facility Amendment No. 2 (including, without limitation, (A) payment of consent fees to lenders, (B) payment of prepayment premium and breakage costs to lenders, (C) any incentive bonuses and other compensation, if any, paid or payable to employees and/or members of the board of directors of any of the Loan Parties in connection with the Neff Corporation Qualifying IPO or under any Neff Holdings LLC 2014 Bonus Plans, (D) filing fees and exchange listing fees, (E) “roadshow” expenses, printer costs and other offering expenses and (F) underwriter discounts and commissions),”. (v) By deleting the definition of “Permitted Tax Distributions” appearing therein in its entirety and inserting in lieu thereof the following: ““Permitted Tax Distributions” shall mean:

7 #86420060v14 (1) for so long as for U.S. federal income tax purposes Parent is taxed as a partnership or disregarded entity and is not wholly owned (directly or indirectly) by a corporate parent, (A) with respect to any taxable year ending after the Closing Date, cash distributions to fund the assumed income tax liabilities of the direct or indirect equity owners of Parent (including estimated tax liabilities) in respect of the income of Parent for such taxable year, in an aggregate amount equal to the excess of (a) the product of (x) the net taxable income of Parent (treating Parent as a taxable entity, and calculated (i) by including in such net taxable income Parent’s distributive share of all tax items attributable to Parent and any Subsidiary of Parent taxed as a partnership or disregarded entity for U.S. federal income tax purposes, and (ii) without regard to any adjustments pursuant to Section 734 of the Code that arises on or after the Qualifying IPO or any adjustments pursuant to Section 743 of the Code) for the taxable year in question, reduced by any cumulative net taxable loss with respect to any prior taxable year ending after the Closing Date to the extent such prior net taxable loss (I) is of a character (ordinary or capital) that would permit such loss to be deducted against the income of the taxable year in question and (II) was not previously taken into account in determining the assumed income tax liabilities for any prior taxable year and (y) the highest combined marginal federal and applicable state and/or local income tax rate (taking into account the deductibility of state and local income taxes for U.S. federal income tax purposes and the character of the taxable income in question (i.e., long term capital gain, qualified dividend income, etc.)) applicable to an individual United States citizen or corporation (whichever is higher) residing in New York, New York for the taxable year in question (or portion thereof), over (b) in the case of any taxable year beginning prior to the Closing Date, the aggregate amount of assumed estimated tax payments that should have been made under Section 6654 of the Code prior to the Closing Date (based on the assumption that all of the owners are individual or corporate residents of New York, New York (which results in a higher applicable combined marginal federal and applicable state and/or local income tax rate), calculated in a manner consistent with the calculation in clause (y) above); provided that, for the avoidance of doubt, in the event of any tax audit adjustment or other tax assessment or the filing of an amended tax return that results in additional taxable income of Parent (treating Parent as a taxable entity), the Permitted Tax Distributions with respect to such taxable year ending on or after the Closing Date shall be recalculated by giving effect to such adjustment, assessment or amended tax return (for the avoidance of doubt, taking into account interest and penalties), in a manner consistent with the calculation in clause (B) below) and (B) with respect to any taxable year ending prior to the Closing Date, cash distributions to pay the assumed income tax liabilities of the direct or indirect equity owners of Parent in respect of the income of Parent for such taxable year, in an aggregate amount equal to the sum of (i) the product of (I) any additional taxable income of Parent (calculated in a

8 #86420060v14 manner consistent with the calculation in clause (A) above) for such taxable year resulting from a tax audit adjustment or other tax assessment or the filing of an amended tax return made after the Closing Date and (II) the highest combined marginal federal and applicable state and/or local income tax rate (taking into account the deductibility of state and local income taxes for U.S. federal income tax purposes and the character of the taxable income in question (i.e., long term capital gain, qualified dividend income, etc.)) applicable to an individual United States citizen or corporation (whichever is higher) residing in New York, New York for the taxable year in question plus (ii) interest and penalties relating to such tax audit adjustment, assessment or amended tax return, (2) with respect to any taxable period for which Parent or any of its Subsidiaries is a member of a consolidated, combined or similar income, franchise or other state and/or local tax group of which Holdings or its direct or indirect parent is the common parent (a “Tax Group”), or for which Parent is a partnership or disregarded entity that is wholly owned (directly or indirectly) by a corporate parent (a “Corporate Parent”), cash distributions to pay the portion of the Tax Group’s or Corporate Parent’s actual cash income, franchise or other state and/or local tax liability attributable to Parent and/or its Subsidiaries, in an amount not to exceed the income, franchise or other state and/or local tax liability that would have been payable by Parent and/or such Subsidiaries if such entities had always been taxable on a stand-alone basis (reduced by any such income, franchise or other state and/or local taxes paid or to be paid directly by Parent or its Subsidiaries), and (3) cash distributions to pay any taxes of Holdings not described in clause (1) or (2) above, provided that the aggregate payments pursuant to this clause (3) shall not exceed $250,000 per calendar year.”. (vi) By deleting the definition of “Voting Stock” appearing therein in its entirety and inserting in lieu thereof the following: ““Voting Stock” shall mean, with respect to any Person, any class or classes of Stock of such Person that entitles the holders thereof to vote in the election of directors, managing members or general partners, as the case may be, of such Person.” (i) Section 1.01 of the Credit Agreement shall be and hereby is amended by inserting the following definitions in appropriate alphabetical order: “Amended Neff Holdings LLC Management Equity Plan” means the Amended Neff Holdings LLC Management Equity Plan as in effect on the Amendment No. 1 Operative Date substantially in the form attached to Amendment No. 1 as Exhibit E as further amended from time to time in any manner that the Borrower reasonably determines is not adverse to the interests of the Administrative Agent or the Lenders.

9 #86420060v14 “Amendment No. 1” means that certain Amendment No. 1 to Second Lien Credit Agreement, dated as of the Amendment No. 1 Effective Date, among the Administrative Agent, the Lenders party thereto, Holdings, Parent and the Borrower. “Amendment No. 1 Effective Date” means October 14, 2014. “Amendment No. 1 Operative Date” has the meaning set forth in Amendment No. 1. “Holdings LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement as in effect on the Amendment No. 1 Operative Date substantially in the form attached to Amendment No. 1 as Exhibit B as further amended from time to time in any manner that the Borrower reasonably determines is not adverse to the interests of the Administrative Agent or the Lenders. “IPO Common Unit Purchase Agreement” means the IPO Common Unit Purchase Agreement as in effect on the Amendment No. 1 Operative Date substantially in the form attached to Amendment No. 1 as Exhibit C as amended from time to time in any manner that the Borrower reasonably determines is not adverse to the interests of the Administrative Agent or the Lenders. “Neff Corporation” means Neff Corporation, a Delaware corporation formed at the direction of Wayzata for the purposes of effecting a Qualifying IPO, together with its successors and assigns. “Neff Corporation Qualifying IPO” means a Qualifying IPO of Neff Corporation in connection with which (a) Holdings amends and restates its limited liability operating agreement substantially in the form of Exhibit B to Amendment No. 1, (b) Neff Corporation applies all or a portion of the net proceeds from such Qualifying IPO to purchase common units of Holdings, and (c) Neff Corporation becomes the sole managing member of Holdings. “Neff Holdings LLC 2014 Bonus Plans” means each of (a) the Neff Holdings LLC 2014 Management Special Bonus Plan, effective June 1, 2014, (b) the Neff Holdings LLC Amended and Restated Sale Transaction Bonus Plan, effective as of June 1, 2014 and as the same was further amended on or prior to the Amendment No. 1 Operative Date in connection with the Neff Corporation Qualifying IPO, and (c) the Neff Holdings LLC Incentive Bonus Plan, as in effect on or prior to the Amendment No. 1 Operative Date. “Permitted Tax Receivable Payment” means the aggregate amount of any accelerated lump sum amounts payable pursuant to the Tax Receivable Agreement by reason of any early termination of the Tax Receivable Agreement as a result of or in connection with the occurrence of a Change of Control that has been waived by the Required Lenders.

10 #86420060v14 “Revolving Credit Facility Amendment No. 2” means that certain Amendment No. 2 to Amended and Restated Credit Agreement, to be dated and effective prior to or simultaneous with the Neff Corporation Qualifying IPO, by and among Holdings, Parent, the Borrower, the Revolving Agent and the Revolving Lenders that are party thereto, which amends the Revolving Credit Facility. “Revolving Lenders” means each of the “Lenders” as defined in the Revolving Credit Facility. “Tax Receivable Agreement” means the Tax Receivable Agreement as in effect on the Amendment No. 1 Operative Date substantially in the form attached to Amendment No. 1 as Exhibit D as amended from time to time in any manner that the Borrower reasonably determines is not adverse to the interests of the Administrative Agent or the Lenders. Section 3. Representations. Holdings, Parent, Borrower and each other Loan Party represents and warrants that immediately prior to and after giving effect to the effectiveness of this Amendment (i) the representations and warranties set forth in Article 3 of the Credit Agreement or any other Loan Document will be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date and the Amendment No. 1 Operative Date, except in each case to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing under the Credit Agreement on the Amendment No. 1 Effective Date or on the Amendment No. 1 Operative Date. Section 4. Conditions to Effectiveness; Operation of Amendments and Confirmations. (a) This Amendment No. 1 shall become effective on the date (the “Amendment No. 1 Effective Date”) when, and only when, each of the following conditions shall have been satisfied to the reasonable satisfaction of the Administrative Agent (or waived by the Administrative Agent in its sole discretion): (i) Execution of Counterparts. The Administrative Agent shall have received from Holdings, Parent, Borrower, each other Loan Party and the Required Lenders under the Credit Agreement an original counterpart of this Amendment signed by such party or a facsimile or electronic (i.e., “.pdf” or “.tif”) copy of such signed original counterpart. (ii) Officer’s Certificate. Borrower shall have delivered to the Administrative Agent duly executed copies of a certificate of an authorized officer of Borrower, dated the Amendment No. 1 Effective Date, certifying on behalf of Borrower that (i) as of the Amendment No. 1 Effective Date and after giving

11 #86420060v14 effect to this Amendment, the representations and warranties in this Amendment and the Credit Agreement are accurate, true and correct in all material respects and (ii) no Default or Event of Default has occurred or is continuing. (iii) Expenses. The Administrative Agent shall have received all reasonable and documented fees and invoiced out-of-pocket expenses (including reasonable and documented expenses of counsel) due and payable by Holdings, Parent or Borrower under Section 9.05(a) of the Credit Agreement or otherwise on or prior to the Amendment No. 1 Effective Date to the extent an invoice has been submitted to the Borrower therefor. (b) Notwithstanding the fact that this Amendment No. 1 has become effective on the Amendment No. 1 Effective Date, the amendments set forth in Section 2 and consents set forth in Section 5(b) shall become operative only on the date on or prior to April 30, 2015 (the “Amendment No. 1 Operative Date”) when, and only when, each of the following conditions shall have been satisfied to the reasonable satisfaction of the Administrative Agent (or waived by the Administrative Agent in its sole discretion) and once operative, the provisions in Section 2 and Section 5(b) shall then be deemed to have occurred substantially simultaneous with the events contemplated therein and in Section 5(b): (i) Officer’s Certificate. Borrower shall have delivered to the Administrative Agent duly executed copies of a certificate of an authorized officer of Borrower, dated the Amendment No. 1 Operative Date, certifying on behalf of Borrower that (i) as of the Amendment No. 1 Operative Date and after giving effect to this Amendment, the representations and warranties in this Amendment and the Credit Agreement are accurate, true and correct in all material respects, (ii) no Default or Event of Default has occurred or is continuing and (iii) the Neff Corporation Qualifying IPO has closed or will close substantially simultaneous with the operation of the amendments set forth in Section 2 of this Amendment. (ii) Prepayment of Indebtedness. On the Amendment No. 1 Operative Date (after giving effect to this Amendment and the operation of the amendments and consents herein), (i) substantially simultaneous with the consummation of the Neff Corporation Qualifying IPO, the Borrower shall have repaid or prepaid Indebtedness in an aggregate principal amount not less than the greater of (x) $75,000,000 and (y) the aggregate net proceeds of the Neff Corporation Qualifying IPO (excluding any exercise of the over-allotment option) received by Holdings (and not otherwise applied, substantially concurrently with the consummation of the Neff Corporation Qualifying IPO, to redeem the Stock of Holdings from the Permitted Investors in lieu of the direct purchase of such Stock by Neff Corporation), net of premium, interest, breakage costs, consent fees, other fees and expenses incurred in connection with the repayment of such Indebtedness or in connection with this Amendment or the Revolving Credit Facility Amendment No. 2; provided that, (x) in the case of any revolving

12 #86420060v14 Indebtedness, commitments in respect thereof need not be terminated, and (y) not less than $50,000,000 of such repayment or prepayment, as applicable, shall be applied to prepay Loans (together with amounts required by the Credit Agreement to be paid upon such prepayment) and (ii) Borrower shall have delivered a certificate to the Administrative Agent setting forth the following (which calculation shall be reasonably acceptable to the Administrative Agent): the sum of (a) the aggregate principal amount of the Loans prepaid with a portion of the net proceeds of from a Qualifying IPO received by the Loan Parties, plus (b) a 2.00% prepayment premium on the principal amount of Loans repaid pursuant to the foregoing clause (a), plus (c) accrued and unpaid interest in respect of the principal amount of Loans repaid pursuant to the foregoing clause (a), plus (d) solely to the extent ascertainable as of the date of pricing of the Neff Corporation Qualifying IPO, customary LIBOR breakage fees payable to the Lenders in respect of the principal amount of Loans repaid pursuant to the foregoing clause (a), plus (e) consent fees payable to the Lenders, plus (f) solely to the extent ascertainable as of the date of pricing the Neff Corporation Qualifying IPO, expenses payable to counsel to the Administrative Agent in connection with this Amendment No. 1. (iii) Amendment Fee. The Borrower shall have paid to each Lender consenting to this Amendment prior to 3:00 p.m. (New York City time) on October 10, 2014, a nonrefundable cash fee (the “Amendment Fee”) in U.S. dollars equal to five basis points of the Loans held by such Lender as of the Amendment No. 1 Effective Date. Such payment of the Amendment Fee shall be made to the Administrative Agent for further distribution of the Lenders entitled thereto. (iv) Expenses. The Administrative Agent shall have received all reasonable and documented fees and invoiced out-of-pocket expenses (including reasonable and documented expenses of counsel) due and payable by Holdings, Parent or Borrower under Section 9.05(a) of the Credit Agreement or otherwise on or prior to the Amendment No. 1 Operative Date to the extent an invoice has been submitted to the Borrower therefor. For the avoidance of doubt, the operation of Section 2 and Section 5(b) are contingent upon the closing of the Neff Corporation Qualifying IPO and the satisfaction of the other conditions precedent set forth in this Section 4(b), and this Amendment shall lapse and have no effect if the Neff Corporation Qualifying IPO has not occurred and the other conditions set forth in this Section 4(b) have not been satisfied on or before April 30, 2015. Section 5. Confirmation of Loan Documents; Lender Consents. (a) The Loan Parties hereby confirm that the Collateral Documents and the obligations of such parties under the Loan Documents continue in full force and effect and shall not be affected by this Amendment, except as expressly provided herein. Each of the Loan Parties hereby further ratifies and reaffirms the validity and enforceability of

13 #86420060v14 all of the Liens and security interests heretofore granted, pursuant to and in connection with the Collateral Documents, to the Administrative Agent, as collateral security for the Obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such Obligations, continue to be and remain collateral for such obligations from and after the date hereof. (b) Notwithstanding anything set forth in the Credit Agreement, subject to the conditions set forth in Section 4 of this Amendment, each of the Lenders hereby consents to: (i) the entry by the Loan Parties into the Revolving Credit Facility Amendment No. 2 substantially in the form attached hereto as Exhibit A; (ii) the amendment and restatement of the Holdings limited liability company operating agreement substantially in the form attached hereto as Exhibit B; (iii) the entry by Holdings into the IPO Common Unit Purchase Agreement substantially in the form attached hereto as Exhibit C; (iv) the entry by Holdings into the Tax Receivable Agreement substantially in the form attached hereto as Exhibit D; (v) the entry by Holdings into the Amended Neff Holdings LLC Management Equity Plan substantially in the form attached hereto as Exhibit E; and (vi) all transactions directly related to the foregoing clauses (i) through (v). (c) Upon the Amendment No. 1 Effective Date this Amendment shall constitute a Loan Document. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement and the consents expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The amendments and consents set forth herein shall, except to the extent they become operative on the Amendment No. 1 Operative Date, (i) neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, (ii) not operate as a consent to any matter under the Loan Documents except as expressly set forth herein and (iii) not be construed as an indication that the Lenders will agree to any other amendments or give any other consents or waivers with respect to the Credit Agreement or the other Loan Documents that may be requested by the Loan Parties; it being understood that the agreement of any other amendments or giving of any other consents or waivers

14 #86420060v14 which may hereafter be requested by the Loan Parties remains in the sole and absolute discretion of Administrative Agent and the Lenders. Section 6. Certain Consequences Of Effectiveness. On and after the Amendment No. 1 Operative Date, the rights and obligations of the parties to the Credit Agreement and each other Loan Document shall be governed by the Credit Agreement as amended hereby; provided that the provisions of Section 2 and Section 5(b) of this Amendment shall not become operative (and this Amendment shall lapse and have no effect) unless and until the Neff Corporation Qualifying IPO and the other conditions precedent set forth in Section 4(b) hereof have occurred on or before April 30, 2015. To the extent that this Amendment has become effective and the provisions hereof have become operative, the Credit Agreement and the other Loan Documents, as specifically amended hereby, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Section 7. Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 8. Governing Law; Jurisdiction; Service of Process. (a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. (b) BORROWER AND EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY IN THE BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SUCH FEDERAL COURT. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY LENDER MAY

15 #86420060v14 OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS AGAINST HOLDINGS, PARENT, THE BORROWER OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) HOLDINGS, PARENT AND THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. Section 9. Waiver of Jury Trial. BORROWER, EACH LOAN PARTY, ADMINISTRATIVE AGENT, EACH LENDER AND EACH OTHER PARTY HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. BORROWER, EACH LOAN PARTY, ADMINISTRATIVE AGENT, EACH LENDER AND EACH OTHER PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9. Section 10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format shall be as effective as delivery of a manually signed counterpart of this Amendment. Section 11. Certain Tax Matters. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the Amendment No. 1 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

#86420060v14 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. NEFF LLC, as Parent and a Loan Party By: Name: Mark Irion Title: Chief Financial Officer NEFF HOLDINGS LLC, as Holdings and a Loan Party By: Name: Mark Irion Title: Chief Financial Officer NEFF RENTAL LLC, as Borrower and a Loan Party By: Name: Mark Irion Title: Chief Financial Officer

#86420060v14 CREDIT SUISSE, AG, as Administrative Agent: By: Name: Title:

#86420060v14 [LENDER], as a Lender: By: Name: Title:

#86420060v14 EXHIBIT A FORM OF REVOLVING CREDIT FACILITY AMENDMENT NO. 2 [see attached]

#86420060v14 EXHIBIT B FORM OF HOLDINGS LLC AGREEMENT [see attached]

#86420060v14 EXHIBIT C FORM OF IPO COMMON UNIT PURCHASE AGREEMENT [see attached]

#86420060v14 EXHIBIT D FORM OF TAX RECEIVABLE AGREEMENT [see attached]

#86420060v14 EXHIBIT E FORM OF AMENDED NEFF HOLDINGS LLC MANAGEMENT EQUITY PLAN [see attached]

EXHIBIT B FORM OF HOLDINGS LLC AGREEMENT [see attached]

12 NY\6520040.7 DRAFT 10-14-2014 voting interests thereof are at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, references to a “Subsidiary” of the Company shall be given effect only at such times that the Company has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company. “Substituted Member” means a Person that is admitted as a Member to the Company pursuant to Section 12.01. “Tax Distribution Date” has the meaning set forth in Section 4.01(b)(i). “Tax Distributions” has the meaning set forth in Section 4.01(b)(i). “Tax Matters Partner” has the meaning set forth in Section 9.03. “Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated as the date hereof, by and among the Corporation, on the one hand, and the Original Members, on the other hand (together with any joinder thereto from time to time executed by any LLC Optionee and/or by any successor or assign to any party to such agreement). “Taxable Year” means the Company’s accounting period for U.S. federal income tax purposes determined pursuant to Section 9.02. “Trading Day” means a day on which the Stock Exchange or such other principal United States securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day). “Transfer” (and, with a correlative meaning, “Transferring”) means any sale, transfer, assignment, pledge, encumbrance or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of Law) (a) any interest (legal or beneficial) in any Equity Securities or (b) any equity or other interest (legal or beneficial) in any Member if substantially all of the assets of such Member consist solely of Units. “Treasury Regulations” means the income tax regulations promulgated under the Code and any corresponding provisions of succeeding regulations. “Underwriting Agreement” means the Underwriting Agreement, dated as of [ ], 2014, by and among the Corporation, the Company, Morgan Stanley & Co. LLC and Jefferies LLC. “Unit” means a Company Interest of a Member or a permitted Assignee in the Company representing a fractional part of the Company Interests of all Members and Assignees as may be established by the Manager from time to time in accordance with Section 3.02; provided, however, that any class or group of Units issued shall have the relative rights, powers and duties set forth in this Agreement, and the Company Interest represented by such class or group of Units shall be determined in accordance with such relative rights, powers and duties.

13 NY\6520040.7 DRAFT 10-14-2014 “Unitholder” means a Common Unitholder and any Member who is the registered holder of any other class of Units, if any. “Unvested Corporate Shares” means shares of Class A Common Stock issued pursuant to the Corporate Omnibus Incentive Plan that are not Vested Corporate Shares. “Value” means (a) for any Stock Option Plan, the Market Price for the trading day immediately preceding the date of exercise of a stock option under such Stock Option Plan and (b) for any Equity Plan other than a Stock Option Plan, the Market Price for the trading day immediately preceding the Vesting Date. “Vested Corporate Shares” has the meaning set forth in Section 3.04(c)(ii). “Vesting Date” has the meaning set forth in Section 3.11(c)(ii). “Voting Units” means (a) the Common Units and (b) any other Units other than Units that by their express terms do not entitle the record holder thereof to vote on any matter presented to the Members generally under this Agreement for approval. “Wayzata” has the meaning set forth in the recitals to this Agreement. “Wayzata Offshore” has the meaning set forth in the recitals to this Agreement. ARTICLE II. ORGANIZATIONAL MATTERS Section 2.01 Formation of Company. The Company was formed on May 12, 2010 pursuant to the provisions of the Delaware Act. Section 2.02 Second Amended and Restated Limited Liability Company Agreement. The Members hereby execute this Agreement for the purpose of establishing the affairs of the Company and the conduct of its business in accordance with the provisions of the Delaware Act. The Members hereby agree that during the term of the Company set forth in Section 2.06 the rights and obligations of the Members with respect to the Company will be determined in accordance with the terms and conditions of this Agreement and the Delaware Act. On any matter upon which this Agreement is silent, the Delaware Act shall control. No provision of this Agreement shall be in violation of the Delaware Act and to the extent any provision of this Agreement is in violation of the Delaware Act, such provision shall be void and of no effect to the extent of such violation without affecting the validity of the other provisions of this Agreement; provided, however, that where the Delaware Act provides that a provision of the Delaware Act shall apply “unless otherwise provided in a limited liability company agreement” or words of similar effect, the provisions of this Agreement shall in each instance control; provided further, that notwithstanding the foregoing, Section 18-210 of the Delaware Act shall not apply or be incorporated into this Agreement. Section 2.03 Name. The name of the Company shall be “Neff Holdings LLC.” The Manager in its sole discretion may change the name of the Company at any time and from time to time. Notification of any such change shall be given to all of the Members and, to the extent

14 NY\6520040.7 DRAFT 10-14-2014 practicable, to all of the holders of any Equity Securities then outstanding. The Company’s business may be conducted under its name and/or any other name or names deemed advisable by the Manager. Section 2.04 Purpose. The primary business and purpose of the Company shall be to engage in such activities as are permitted under the Delaware Act and determined from time to time by the Manager in accordance with the terms and conditions of this Agreement. Section 2.05 Principal Office; Registered Office. The principal office of the Company shall be at 3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178, or such other place as the Manager may from time to time designate. The address of the registered office of the Company in the State of Delaware shall be c/o The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be The Corporation Trust Company. The Manager may from time to time change the Company’s registered agent and registered office in the State of Delaware. Section 2.06 Term. The term of the Company commenced upon the filing of the Certificate in accordance with the Delaware Act and shall continue in existence until termination and dissolution of the Company in accordance with the provisions of Article XIV. Section 2.07 No State-Law Partnership. The Members intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member by virtue of this Agreement, for any purposes other than as set forth in the last sentence of this Section 2.07, and neither this Agreement nor any other document entered into by the Company or any Member relating to the subject matter hereof shall be construed to suggest otherwise. The Members intend that the Company shall be treated as a partnership for U.S. federal and, if applicable, state or local income tax purposes, and that each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment. ARTICLE III. MEMBERS; UNITS; CAPITALIZATION Section 3.01 Members. (a) Each of the Original Members previously was admitted as a Member to the Company pursuant to the First A&R LLC Agreement and shall remain a Member of the Company upon the Effective Time. At the Effective Time and concurrently with the IPO Common Unit Purchase, the Corporation shall be admitted to the Company as a Member. In accordance with Section 12.02, from time to time on or after the date of this Agreement, upon each LLC Option Exercise the applicable LLC Optionee shall be admitted to the Company as an Additional Member. (b) The Company shall maintain a schedule setting forth: (i) the name and address of each Member; (ii) the aggregate number of outstanding Units and the number and class of Units held by each Member; (iii) the aggregate amount of cash Capital Contributions that have been

15 NY\6520040.7 DRAFT 10-14-2014 made by the Members with respect to their Units; and (iv) the Fair Market Value of any property other than cash contributed by the Members with respect to their Units (including, if applicable, a description and the amount of any liability assumed by the Company or to which contributed property is subject) (such schedule, the “Schedule of Members”). The applicable Schedule of Members in effect as of the Effective Time is set forth as Schedule 1 to this Agreement. The Schedule of Members shall be the definitive record of ownership of each Unit of the Company and all relevant information with respect to each Member. The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Delaware Act. (c) No Member shall be required or, except as approved by the Manager pursuant to Section 6.01 and in accordance with the other provisions of this Agreement, permitted to loan any money or property to the Company or borrow any money or property from the Company. Section 3.02 Units. Interests in the Company shall be represented by Units, or such other securities of the Company, in each case as the Manager may establish in its discretion in accordance with the terms and subject to the restrictions hereof. Immediately after the Effective Time, the Units will be comprised of a single class of Common Units (with an aggregate of [ ] Common Units being authorized for issuance by the Company). To the extent required pursuant to Section 3.04(a), the Manager may create one or more classes or series of Common Units or preferred Units solely to the extent they are in the aggregate substantially equivalent to a class of common stock of the Corporation or class or series of preferred stock of the Corporation; provided that as long as there are any Members of the Company (other than the Corporation) or any LLC Optionees with respect to outstanding LLC Options, then no such new class or series of Units may deprive such Members or LLC Optionees of, or dilute or reduce, the pro rata share of all Company Interests they would have received or to which they would have been entitled (including on a pro forma basis for the exercise of LLC Options) if such new class or series of Units had not been created except to the extent (and solely to the extent) the Company actually receives cash in an aggregate amount, or other property with a Fair Market Value in an aggregate amount, equal to the pro rata share allocated to such new class or series of Units and the number thereof issued by the Company. Section 3.03 Recapitalization and Split; the Corporation’s Capital Contribution; the Corporation’s Purchase of Common Units; Redemptions. (a) Recapitalization and Split. In connection with the Recapitalization, immediately upon the Effective Time, the aggregate number of 9,200,000 Original Class A Units that were issued and outstanding and held by the Original Members prior to the execution and effectiveness of this Agreement are hereby converted into an aggregate of [ ] Common Units. The number of Common Units received by each Original Member reflect a [__]:1 ([_______________] to one) split of each Unit evidencing a common Company Interest previously held by each Original Member and reflected on Schedule A to, and in other applicable provisions of, the First A&R LLC Agreement. In connection with the Recapitalization, immediately upon the Effective Time, the aggregate number of 778,374 Original Class B Units that were underlying option grants to the Original LLC Optionees prior to the execution and

16 NY\6520040.7 DRAFT 10-14-2014 effectiveness of this Agreement are hereby converted into an aggregate of [ ] Common Units. The number of Common Units underlying each grant to an Original LLC Optionee will reflect a [__]:1 ([_______________] to one) split of each Unit evidencing a common Company Interest previously underlying the grant to such Original LLC Optionee and reflected in the applicable grant documentation under the Original Management Equity Plan and the applicable Original Award Agreement. (b) The Corporation’s Common Unit Purchase. Following the Recapitalization, immediately upon the Effective Time, the Corporation will contribute the IPO Net Proceeds to the Company in exchange for [ ] Common Units pursuant to the IPO Common Unit Purchase Agreement (the “IPO Common Unit Purchase”). The IPO Common Unit Purchase shall be reflected on the Schedule of Members. Section 3.04 Authorization and Issuance of Additional Units. (a) The Company shall undertake all actions, including, without limitation, a reclassification, distribution, division or recapitalization, with respect to the Common Units, to maintain at all times a one-to-one ratio between the number of Common Units owned by the Corporation and the number of outstanding shares of Class A Common Stock, disregarding, for purposes of maintaining the one-to-one ratio, (i) Unvested Corporate Shares, (ii) treasury stock or (iii) preferred stock or other debt or equity securities (including without limitation warrants, options or rights) issued by the Corporation that are convertible into or exercisable or exchangeable for Class A Common Stock (except to the extent the net proceeds from such other securities, including any exercise or purchase price payable upon conversion, exercise or exchange thereof, has been contributed by the Corporation to the equity capital of the Company). In the event the Corporation issues, transfers or delivers from treasury stock or repurchases Class A Common Stock in a transaction not contemplated in this Agreement, the Manager shall have the authority to take all actions such that, after giving effect to all such issuances, transfers, delivers or repurchases, the number of outstanding Common Units owned by the Corporation will equal on a one-for-one basis the number of outstanding shares of Class A Common Stock. In the event the Corporation issues, transfers or delivers from treasury stock or repurchases or redeems the Corporation’s preferred stock in a transaction not contemplated in this Agreement, the Manager shall have the authority to take all actions such that, after giving effect to all such issuances, transfers, deliveries repurchases or redemptions, the Corporation holds (in the case of any issuance, transfer or delivery) or ceases to hold (in the case of any repurchase or redemption) equity interests in the Company which (in the good faith determination by the Manager) are in the aggregate substantially equivalent to the outstanding preferred stock of the Corporation so issued, transferred, delivered, repurchased or redeemed. The Company shall not undertake any subdivision (by any Common Unit split, Common Unit distribution, reclassification, recapitalization or similar event) or combination (by reverse Common Unit split, reclassification, recapitalization or similar event) of the Common Units that is not accompanied by an identical subdivision or combination of Class A Common Stock to maintain at all times a one-to-one ratio between the number of Common Units owned by the Corporation and the number of outstanding shares of Class A Common Stock, unless such action is necessary to maintain at all times a oneto- one ratio between the number of Common Units owned by the Corporation and the number of outstanding shares of Class A Common Stock as contemplated by the first sentence of this Section 3.04(a).

17 NY\6520040.7 DRAFT 10-14-2014 (b) The Company shall only be permitted to issue additional Units or other Equity Securities in the Company to the Persons and on the terms and conditions provided for in Section 3.02, this Section 3.04, Section 3.10, Section 3.11 and Section 3.12. Subject to the foregoing, the Manager may cause the Company to issue additional Common Units authorized under this Agreement at such times and upon such terms as the Manager shall determine and the Manager shall amend this Agreement as necessary in connection with the issuance of additional Common Units and admission of additional Members under this Section 3.04. Section 3.05 Repurchase or Redemption of shares of Class A Common Stock. If, at any time, any shares of Class A Common Stock are repurchased or redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by the Corporation for cash, then the Manager shall cause the Company, immediately prior to such repurchase or redemption of Class A Common Stock, to redeem a corresponding number of Common Units held by the Corporation, at an aggregate redemption price equal to the aggregate purchase or redemption price of the shares of Class A Common Stock being repurchased or redeemed by the Corporation (plus any expenses related thereto) and upon such other terms as are the same for the shares of Class A Common Stock being repurchased or redeemed by the Corporation. Section 3.06 Certificates Representing Units; Lost, Stolen or Destroyed Certificates; Registration and Transfer of Units. (a) Units shall not be certificated unless otherwise determined by the Manager. If the Manager determines that one or more Units shall be certificated, each such certificate shall be signed by or in the name of the Company, by the Chief Executive Officer and any other officer designated by the Manager, representing the number of Units held by such holder. Such certificate shall be in such form (and shall contain such legends) as the Manager may determine. Any or all of such signatures on any certificate representing one or more Units may be a facsimile, engraved or printed, to the extent permitted by applicable Law. The Manager agrees that it shall not elect to treat any Unit as a “security” within the meaning of Article 8 of the Uniform Commercial Code unless thereafter all Units then outstanding are represented by one or more certificates. (b) If Units are certificated, the Manager may direct that a new certificate representing one or more Units be issued in place of any certificate theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon delivery to the Manager of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Manager may require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate. (c) Upon surrender to the Company or the transfer agent of the Company, if any, of a certificate for one or more Units, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, in compliance with the provisions hereof, the Company shall issue a new certificate representing one or more Units to the Person entitled thereto, cancel the old certificate and record the transaction upon its books. Subject to the

18 NY\6520040.7 DRAFT 10-14-2014 provisions of this Agreement, the Manager may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, Transfer and registration of Units. Section 3.07 Negative Capital Accounts. No Member shall be required to pay to any other Member or the Company any deficit or negative balance which may exist from time to time in such Member’s Capital Account (including upon and after dissolution of the Company). Section 3.08 No Withdrawal. No Person shall be entitled to withdraw any part of such Person’s Capital Contribution or Capital Account or to receive any Distribution from the Company, except as expressly provided in this Agreement. Section 3.09 Loans From Members. Loans by Members to the Company shall not be considered Capital Contributions. Subject to the provisions of Section 3.01(c), the amount of any such advances shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such advances are made. Section 3.10 LLC Option Exercises. If at any time or from time to time, in connection with any LLC Option, the LLC Optionee exercises its LLC Option in whole or in part: (a) If such LLC Optionee is not a Member as of the date of such exercise, such LLC Optionee shall execute and deliver to the Manager a Joinder to this Agreement whereby such LLC Optionee shall agree to become a Member under this Agreement, entitled to all of the rights and privileges and subject to all of the agreements and responsibilities of a Member hereunder from and after the date of such Joinder. (b) Notwithstanding the foregoing, if the LLC Optionee, in its capacity as a prospective Member hereunder as a result of such LLC Option exercise, intends to simultaneously exercise its Redemption Rights with respect to all (but not less than all) of the Common Units to be received as by such LLC Optionee as a result of such exercise, then: (i) the actions described in subsection (a) of this Section 3.10 shall be deemed to have occurred (including that such LLC Optionee shall be deemed to have become a Member for the period of time between such exercise and such Redemption) without requiring the actual execution of a Joinder or the actual issuance and delivery to the LLC Optionee of the applicable number of Common Units; and (ii) such LLC Optionee may proceed to exercise all of the rights of a Member with respect to a Redemption under Article XI hereof of up to the number of Common Units that such LLC Optionee is entitled to receive (and deemed to have received) as a result of such exercise. (e) Anti-dilution adjustments. For all purposes of this Section 3.10, the number of Common Units (or in connection with simultaneous Redemption, the number of shares of Class A Common Stock in lieu of Common Units) shall be determined after giving effect to all antidilution or similar adjustments that are applicable, as of the date of exercise, to the LLC Option being exercised the Original Management Equity Plan or applicable Original Award Agreement. Section 3.11 Corporate Stock Option Plans.

19 NY\6520040.7 DRAFT 10-14-2014 (a) Options Granted to Persons other than LLC Employees. If at any time or from time to time, in connection with any Stock Option Plan, a stock option granted over shares of Class A Common Stock to a Person other than an LLC Employee is duly exercised: (i) The Corporation shall, as soon as practicable after such exercise, make a Capital Contribution to the Company in an amount equal to the exercise price paid to the Corporation by such exercising Person in connection with the exercise of such stock option. (ii) Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 3.11(a)(i), the Corporation shall be deemed to have contributed to the Company as a Capital Contribution, in lieu of the Capital Contribution actually made and in consideration of additional Common Units, an amount equal to the Value of a share of Class A Common Stock as of the date of such exercise multiplied by the number of shares of Class A Common Stock then being issued by the Corporation in connection with the exercise of such stock option. (iii) The Corporation shall receive in exchange for such Capital Contributions (as deemed made under 3.11(a)(ii)), a corresponding number of Units of a class correlative to the class of Equity Securities for which such stock options were granted. (b) Options Granted to LLC Employees. If at any time or from time to time, in connection with any Stock Option Plan, a stock option granted over shares of Class A Common Stock to an LLC Employee is duly exercised: (i) The Corporation shall sell to the Optionee, and the Optionee shall purchase from the Corporation, for a cash price per share equal to the Value of a share of Class A Common Stock at the time of the exercise, the number of shares of Class A Common Stock equal to the quotient of (x) the exercise price payable by the Optionee in connection with the exercise of such stock option divided by (y) the Value of a share of Class A Common Stock at the time of such exercise. (ii) The Corporation shall sell to the Company (or if the Optionee is an employee of, or other service provider to, a Subsidiary, the Corporation shall sell to such Subsidiary), and the Company (or such Subsidiary, as applicable) shall purchase from the Corporation, a number of shares of Class A Common Stock equal to the excess of (x) the number of shares of Class A Common Stock as to which such stock option is being exercised over (y) the number of shares of Class A Common Stock sold pursuant to Section 3.11(b)(i) hereof. The purchase price per share of Class A Common Stock for such sale of shares of Class A Common Stock to the Company (or such Subsidiary) shall be the Value of a share of Class A Common Stock as of the date of exercise of such stock option. (iii) The Company shall transfer to the Optionee (or if the Optionee is an employee of, or other service provider to, a Subsidiary, the Subsidiary shall transfer to the Optionee) at no additional cost to such LLC Employee and as additional

20 NY\6520040.7 DRAFT 10-14-2014 compensation to such LLC Employee, the number of shares of Class A Common Stock described in Section 3.11(b)(ii). (iv) The Corporation shall, as soon as practicable after such exercise, make a Capital Contribution to the Company in an amount equal to all proceeds received (from whatever source, but excluding any payment in respect of payroll taxes or other withholdings) by the Corporation in connection with the exercise of such stock option. The Corporation shall receive for such Capital Contribution, a number Units equal to the number of shares of Class A Common Stock for which such option was exercised. (c) Restricted Stock Granted to LLC Employees. If at any time or from time to time, in connection with any Equity Plan (other than a Stock Option Plan), any shares of Class A Common Stock are issued to an LLC Employee (including any shares of Class A Common Stock that are subject to forfeiture in the event such LLC Employee terminates his employment by the Company or any Subsidiary) in consideration for services performed for the Company or any Subsidiary: (i) The Corporation shall issue such number of shares of Class A Common Stock as are to be issued to the LLC Employee in accordance with the Equity Plan; (ii) On the date (such date, the “Vesting Date”) that the Value of such shares is includible in taxable income of the LLC Employee, the following events will be deemed to have occurred: (a) the Corporation shall be deemed to have sold such shares of Class A Common Stock to the Company (or if the LLC Employee is an employee of, or other service provider to, a Subsidiary, to such Subsidiary) for a purchase price equal to the Value of such shares of Class A Common Stock, (b) the Company (or such Subsidiary) shall be deemed to have delivered such shares of Class A Common Stock to the LLC Employee, (c) the Corporation shall be deemed to have contributed the purchase price for such shares of Class A Common Stock to the Company as a Capital Contribution, and (d) in the case where the LLC Employee is an employee of a Subsidiary, the Company shall be deemed to have contributed such amount to the capital of the Subsidiary; and (iii) The Company shall issue to the Corporation on the Vesting Date a number of Units equal to the number of shares of Class A Common Stock issued under Section 3.11(c)(i) in consideration for a Capital Contribution in cash in an amount equal to the product of (x) the number of such newly issued Units multiplied by (y) the Value of a share of Class A Common Stock. (d) Future Stock Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the Corporation from adopting, modifying or terminating stock incentive plans for the benefit of employees, directors or other business associates of the Corporation, the Company or any of their Affiliates. The Members acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the Corporation, amendments to this Section 3.11 may become necessary or advisable and that any approval or consent to any such amendments requested by the Corporation shall be deemed granted by the Members.

21 NY\6520040.7 DRAFT 10-14-2014 (e) Anti-dilution adjustments. For all purposes of this Section 3.11, the number of shares of Class A Common Stock and the corresponding number of Common Units shall be determined after giving effect to all anti-dilution or similar adjustments that are applicable, as of the date of exercise or vesting, to the option, warrant, restricted stock or other equity interest that is being exercised or becomes vested under the applicable Stock Option Plan or other Equity Plan and applicable award or grant documentation. Section 3.12 Dividend Reinvestment Plan, Cash Option Purchase Plan, Stock Incentive Plan or Other Plan. Except as may otherwise be provided in this Article III, all amounts received or deemed received by the Corporation in respect of any dividend reinvestment plan, cash option purchase plan, stock incentive or other stock or subscription plan or agreement, either (a) shall be utilized by the Corporation to effect open market purchases of shares of Class A Common Stock, or (b) if the Corporation elects instead to issue new shares of Class A Common Stock with respect to such amounts, shall be contributed by the Corporation to the Company in exchange for additional Units. Upon such contribution, the Company will issue to the Corporation a number of Units equal to the number of new shares of Class A Common Stock so issued. ARTICLE IV. DISTRIBUTIONS Section 4.01 Distributions. (a) Distributable Cash; Other Distributions. To the extent permitted by applicable Law and hereunder, Distributions to Members may be declared by the Manager out of Distributable Cash or other funds or property legally available therefor in such amounts and on such terms (including the payment dates of such Distributions) as the Manager shall determine using such record date as the Manager may designate; such Distributions shall be made to the Members as of the close of business on such record date on a pro rata basis in accordance with each Member’s Percentage Interest as of the close of business on such record date; provided, however, that the Manager shall have the obligation to make Distributions as set forth in Sections 4.01(b) and 14.02; and provided further that, notwithstanding any other provision herein to the contrary, no Distributions shall be made to any Member to the extent such Distribution would render the Company insolvent. For purposes of the foregoing sentence, insolvency means the inability of the Company to meet its payment obligations when due. Promptly following the designation of a record date and the declaration of a Distribution pursuant to this Section 4.01(a), the Manager shall give notice to each Member of the record date, the amount and the terms of the Distribution and the payment date thereof. In furtherance of the foregoing, it is intended that the Manager shall, to the extent permitted by applicable Law and hereunder, have the right in its sole discretion to make Distributions to the Members pursuant to this Section 4.01(a) in such amounts as shall enable the Corporation to pay dividends or to meet its obligations, including its obligations pursuant to the Tax Receivable Agreement (to the extent such obligations are not otherwise able to be satisfied as a result of Tax Distributions required to be made pursuant to Section 4.01(b)). (b) Tax Distributions.

22 NY\6520040.7 DRAFT 10-14-2014 (i) On or about each date (a “Tax Distribution Date”) that is [ten (10)] Business Days prior to (i) each date on which estimated U.S. federal income tax payments are required to be made by calendar year individual taxpayers (or, if earlier, the date on which estimated U.S. federal income tax payments are required for the Corporation) and (ii) each due date for the U.S. federal income tax return of an individual calendar year taxpayer (without regard to extensions) (or, if earlier, the due date for the U.S. federal income tax return of the Corporation, as determined without regard to extensions), the Company shall be required to make a Distribution to each Member of cash in an amount equal to the excess of such Member’s Assumed Tax Liability, if any, for such taxable period over the Distributions previously made to such Member pursuant to this Section 4.01(b) with respect to such taxable period (the “Tax Distributions”). (ii) To the extent a Member otherwise would be entitled to receive less than its Percentage Interest of the aggregate Tax Distributions to be paid pursuant to this Section 4.01(b) on any given date, the Tax Distributions to such Member shall be increased to ensure that all Distributions made pursuant to this Section 4.01(b) are made pro rata in accordance with Percentage Interests. If, on a Tax Distribution Date, there are insufficient funds on hand to distribute to the Members the full amount of the Tax Distributions to which such Members are otherwise entitled, Distributions pursuant to this Section 4.01(b) shall be made to the Members to the extent of available funds in accordance with their Percentage Interests and the Company shall make future Tax Distributions as soon as funds become available sufficient to pay the remaining portion of the Tax Distributions to which such Members are otherwise entitled. (iii) In the event of any audit by, or similar event with, a taxing authority that affects the calculation of any Member’s Assumed Tax Liability for any taxable year, or in the event the Company files an amended tax return, each Member’s Assumed Tax Liability with respect to such year shall be recalculated by giving effect to such event (for the avoidance of doubt, taking into account interest or penalties). Any shortfall in the amount of Tax Distributions the Members and former Members received for the relevant taxable years based on such recalculated Assumed Tax Liability promptly shall be distributed to such Members and the successors of such former Members, except, for the avoidance of doubt, to the extent Distributions were made to such Members and former Members pursuant to Section 4.01(a) and this Section 4.01(b) in the relevant taxable years sufficient to cover such shortfall. (iv) Notwithstanding the foregoing, Distributions pursuant to this Section 4.01(b), if any, shall be made to a Member only to the extent all previous Distributions to such Member pursuant to Section 4.01(a) during the Fiscal Year are less than the Distributions such Member otherwise would have been entitled to receive during such Fiscal Year pursuant to this Section 4.01(b). Section 4.02 Restricted Distributions. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make any Distribution to any Member on account of any Company Interest if such Distribution would violate any applicable Law or the terms of the Credit Agreements.

23 NY\6520040.7 DRAFT 10-14-2014 ARTICLE V. CAPITAL ACCOUNTS; ALLOCATIONS; TAX MATTERS Section 5.01 Capital Accounts. (a) The Company shall maintain a separate Capital Account for each Member according to the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). For this purpose, the Company may (in the discretion of the Manager), upon the occurrence of the events specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such Treasury Regulation and Treasury Regulation Section 1.704-1(b)(2)(iv)(g) to reflect a revaluation of Company property. Upon the exercise by any LLC Optionee of its LLC Option, such LLC Optionee’s initial Capital Account shall be equal to the sum of (i) the exercise price paid by such LLC Optionee to the Company in connection with such exercise and (ii) the amount included in such LLC Optionee’s compensation income under Code Section 83 as a result of such exercise. (b) For purposes of computing the amount of any item of Company income, gain, loss or deduction to be allocated pursuant to this Article V and to be reflected in the Capital Accounts of the Members, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for U.S. federal income tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose); provided, however, that: (i) The computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(l)(B) or Code Section 705(a)(2)(B) and Treasury Regulation Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includable in gross income or are not deductible for U.S. federal income tax purposes. (ii) If the Book Value of any Company property is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property. (iii) Items of income, gain, loss or deduction attributable to the disposition of Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property. (iv) Items of depreciation, amortization and other cost recovery deductions with respect to Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the property’s Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g). (v) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

24 NY\6520040.7 DRAFT 10-14-2014 Section 5.02 Allocations. Except as otherwise provided in Section 5.03 and Section 5.04, Net Profits and Net Losses for any Fiscal Year or Fiscal Period shall be allocated among the Capital Accounts of the Members pro rata in accordance with their respective Percentage Interests. For the avoidance of doubt, in accordance with Code Section 706(d)(1), any deductions resulting from the exercise by any LLC Optionee of its LLC Option shall be allocated under a closing of the books method to the Members who were Members of the Company in the Fiscal Period ending on the day immediately prior the day of such exercise. Section 5.03 Regulatory Allocations. (a) Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease during a Taxable Year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)), Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Members in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(i)(4). (b) Nonrecourse deductions (as determined according to Treasury Regulation Section 1.704-2(b)(1)) for any Taxable Year shall be allocated pro rata among the Members in accordance with their Percentage Interests. Except as otherwise provided in Section 4.03(a), if there is a net decrease in the Minimum Gain during any Taxable Year, each Member shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(f). This Section 5.03(b) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(f), and shall be interpreted in a manner consistent therewith. (c) If any Member that unexpectedly receives an adjustment, allocation or Distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, computed after the application of Sections 5.03(a) and 5.03(b) but before the application of any other provision of this Article V, then Profits for such Taxable Year shall be allocated to such Member in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This Section 5.03(c) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith. (d) If the allocation of Net Losses to a Member as provided in Section 5.02 would create or increase an Adjusted Capital Account Deficit, there shall be allocated to such Member only that amount of Losses as will not create or increase an Adjusted Capital Account Deficit. The Net Losses that would, absent the application of the preceding sentence, otherwise be allocated to such Member shall be allocated to the other Members in accordance with their relative Percentage Interests, subject to this Section 5.03(d). (e) Profits and Losses described in Section 5.01(b)(v) shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(j), (k) and (m).

25 NY\6520040.7 DRAFT 10-14-2014 (f) The allocations set forth in Section 5.03(a) through and including Section 5.03(e) (the “Regulatory Allocations”) are intended to comply with certain requirements of Sections 1.704-1(b) and 1.704-2 of the Treasury Regulations. The Regulatory Allocations may not be consistent with the manner in which the Members intend to allocate Profit and Loss of the Company or make Distributions. Accordingly, notwithstanding the other provisions of this Article V, but subject to the Regulatory Allocations, income, gain, deduction and loss shall be reallocated among the Members so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Accounts of the Members to be in the amounts (or as close thereto as possible) they would have been if Profit and Loss (and such other items of income, gain, deduction and loss) had been allocated without reference to the Regulatory Allocations. In general, the Members anticipate that this will be accomplished by specially allocating other Profit and Loss (and such other items of income, gain, deduction and loss) among the Members so that the net amount of the Regulatory Allocations and such special allocations to each such Member is zero. In addition, if in any Fiscal Year or Fiscal Period there is a decrease in partnership minimum gain, or in partner nonrecourse debt minimum gain, and application of the minimum gain chargeback requirements set forth in Section 5.03(a) or Section 5.03(b) would cause a distortion in the economic arrangement among the Members, the Members may, if they do not expect that the Company will have sufficient other income to correct such distortion, request the Internal Revenue Service to waive either or both of such minimum gain chargeback requirements. If such request is granted, this Agreement shall be applied in such instance as if it did not contain such minimum gain chargeback requirement. Section 5.04 Final Allocations. Notwithstanding any contrary provision in this Agreement except Section 5.03, the Manager shall make appropriate adjustments to allocations of Profits and Losses to (or, if necessary, allocate items of gross income, gain, loss or deduction of the Company among) the Members upon the liquidation of the Company (within the meaning of Section 1.704 1(b)(2)(ii)(g) of the Treasury Regulations), the transfer of substantially all the Units (whether by sale or exchange or merger) or sale of all or substantially all the assets of the Company, such that, to the maximum extent possible, the Capital Accounts of the Members are proportionate to their Percentage Interests. In each case, such adjustments or allocations shall occur, to the maximum extent possible, in the Fiscal Year of the event requiring such adjustments or allocations. Section 5.05 Tax Allocations. (a) The income, gains, losses, deductions and credits of the Company will be allocated, for federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses, deductions and credits among the Members for computing their Capital Accounts; provided that if any such allocation is not permitted by the Code or other applicable Law, the Company’s subsequent income, gains, losses, deductions and credits will be allocated among the Members so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts. (b) Items of Company taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall be allocated among the Members in accordance with Code Section 704(c) so as to take account of any variation between the adjusted

26 NY\6520040.7 DRAFT 10-14-2014 basis of such property to the Company for federal income tax purposes and its Book Value using the traditional method, as described in Treasury Regulations Section 1.704-3(b). (c) If the Book Value of any Company asset is adjusted pursuant to Section 5.01(b), subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value in the same manner as under Code Section 704(c) using the traditional method, as described in Treasury Regulations Section 1.704-3(b). (d) Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Members pro rata as determined by the Manager taking into account the principles of Treasury Regulation Section 1.704-1(b)(4)(ii). (e) For purposes of determining a Member’s pro rata share of the Company’s “excess nonrecourse liabilities” within the meaning of Treasury Regulation Section 1.752-3(a)(3), each Member’s interest in income and gain shall be in proportion to the Units held by such Member. (f) Allocations pursuant to this Section 5.05 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Profits, Losses, Distributions or other Company items pursuant to any provision of this Agreement. Section 5.06 Indemnification and Reimbursement for Payments on Behalf of a Member. If the Company is obligated to pay any amount to a Governmental Entity (or otherwise makes a payment to a Governmental Entity) that is specifically attributable to a Member or a Member’s status as such (including federal withholding taxes, state personal property taxes and state unincorporated business taxes, but excluding payments such as professional association fees and the like made voluntarily by the Company on behalf of any Member based upon such Member’s status as an employee of the Company), then such Person shall indemnify the Company in full for the entire amount paid (including interest, penalties and related expenses). The Manager may offset Distributions to which a Person is otherwise entitled under this Agreement against such Person’s obligation to indemnify the Company under this Section 5.06. A Member’s obligation to make contributions to the Company under this Section 5.06 shall survive the termination, dissolution, liquidation and winding up of the Company, and for purposes of this Section 5.06, the Company shall be treated as continuing in existence. The Company may pursue and enforce all rights and remedies it may have against each Member under this Section 5.06, including instituting a lawsuit to collect such contribution with interest calculated at a rate per annum equal to the sum of the Base Rate plus [300] basis points (but not in excess of the highest rate per annum permitted by Law). ARTICLE VI. MANAGEMENT Section 6.01 Authority of Manager. (a) Except for situations in which the approval of any Member(s) is specifically required by this Agreement, (i) all management powers over the business and affairs of the Company shall be exclusively vested in the Corporation, as the sole managing member of the

27 NY\6520040.7 DRAFT 10-14-2014 Company (the Corporation, in such capacity, the “Manager”) and (ii) the Manager shall conduct, direct and exercise full control over all activities of the Company. The Manager shall be the “manager” of the Company for the purposes of the Delaware Act. Except as otherwise expressly provided for herein and subject to the other provisions of this Agreement, the Members hereby consent to the exercise by the Manager of all such powers and rights conferred on the Members by the Delaware Act with respect to the management and control of the Company. The Corporation may not be removed as a Manager except as provided in Section 6.04. Any Manager that is properly removed pursuant to Section 6.04 shall be replaced in the manner provided in Section 6.05. The Original Members terminate as of the Effective Time the “Board” previously established in order to conduct the business of the Company pursuant to the First A&R LLC Agreement (as such term was previously defined in the First A&R LLC Agreement). (b) The day-to-day business and operations of the Company shall be overseen and implemented by officers of the Company (each, an “Officer” and collectively, the “Officers”), subject to the limitations imposed by the Manager. An Officer may, but need not, be a Member. Each Officer shall be appointed by the Manager and shall hold office until his or her successor shall be duly designated and shall qualify or until his or her death or until he shall resign or shall have been removed in the manner hereinafter provided. Any one Person may hold more than one office. Subject to the other provisions in this Agreement (including in Section 6.08 below), the salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Manager. The authority and responsibility of the Officers shall include, but not be limited to, such duties as the Manager may, from time to time, delegate to them and the carrying out of the Company’s business and affairs on a day-today basis. The existing Officers of the Company as of the Effective Time shall remain in their respective positions and shall be deemed to have been appointed by the Manager. All Officers shall be, and shall be deemed to be, officers and employees of the Company. An Officer may also perform one or more roles as an officer of the Manager. (c) The Manager shall have the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, reorganization or other combination of the Company with or into another entity. Section 6.02 Actions of the Manager. The Manager may act through any Officer or through any other Person or Persons to whom authority and duties have been delegated pursuant to Section 6.08. Section 6.03 Resignation. The Manager may resign at any time by giving written notice to the Members. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Members, and the acceptance of the resignation shall not be necessary to make it effective. Section 6.04 Removal. The Manager may only be removed by the Corporation.

28 NY\6520040.7 DRAFT 10-14-2014 Section 6.05 Vacancies. Vacancies in the position of Manager occurring for any reason shall be filled by the Corporation (or, if the Corporation has ceased to exist without any successor or assign, then by the holders of a majority in interest of the voting capital stock of the Corporation immediately prior to such cessation). Section 6.06 Transactions Between Company and Manager. The Manager may cause the Company to contract and deal with the Manager, or any Affiliate of the Manager, provided such contracts and dealings are on terms comparable to and competitive with those available to the Company from others dealing at arm’s length or are approved by the Members and otherwise are permitted by the Credit Agreements. The Members hereby approve the IPO Common Unit Purchase Agreement. Section 6.07 Reimbursement for Expenses. The Manager shall not be compensated for its services as Manager of the Company except as expressly provided in this Agreement or as otherwise approved by the Members (other than the Manager) holding a majority of the Voting Units (excluding Voting Units held by the Manager) then outstanding. The Members acknowledge and agree that, upon consummation of the IPO, the Manager’s Class A Common Stock will be publicly traded and therefore the Manager will have access to the public capital markets and that such status and the services performed by the Manager will inure to the benefit of the Company and all Members; therefore, the Manager shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred on behalf of the Company, including without limitation all fees, expenses and costs associated with the IPO and all fees, expenses and costs of being a public company (including without limitation public reporting obligations, proxy statements, stockholder meetings, stock exchange fees, transfer agent fees, SEC and FINRA filing fees and offering expenses) and maintaining its corporate existence. In the event that shares of Class A Common Stock are sold to underwriters in the IPO (or in any subsequent public offering) at a price per share that is lower than the price per share for which such shares of Class A Common Stock are sold to the public in the IPO (or in such subsequent public offering) after taking into account underwriters’ discounts or commissions and brokers’ fees or commissions (such difference, the “Discount”), the Company shall reimburse the Manager for such Discount by treating such Discount as an additional Capital Contribution made by the Manager to the Company and increasing the Manager’s Capital Account by the amount of such Discount. To the extent practicable, expenses incurred by the Manager on behalf of or for the benefit of the Company shall be billed directly to and paid by the Company and, if and to the extent any reimbursements to the Manager or any of its Affiliates by the Company pursuant to this Section 6.07 constitute gross income to such Person (as opposed to the repayment of advances made by such Person on behalf of the Company), such amounts shall be treated as “guaranteed payments” within the meaning of Code Section 707(c) and shall not be treated as distributions for purposes of computing the Members’ Capital Accounts. Section 6.08 Delegation of Authority. The Manager (a) may, from time to time, delegate to one or more Persons such authority and duties as the Manager may deem advisable, and (b) may assign titles (including, without limitation, chief executive officer, president, chief executive officer, chief financial officers, chief operating officer, vice president, secretary, assistant secretary, treasurer or assistant treasurer) and delegate certain authority and duties to such Persons as the same may be amended, restated or otherwise modified from time to time. Any number of titles may be held by the same individual. The salaries or other compensation, if

29 NY\6520040.7 DRAFT 10-14-2014 any, of such agents of the Company shall be fixed from time to time by the Manager, subject to the other provisions in this Agreement. Section 6.09 Limitation of Liability of Manager. (a) Except as otherwise provided herein or in an agreement entered into by such Person and the Company, neither the Manager nor any of the Manager’s Affiliates shall be liable to the Company or to any Member that is not the Manager for any act or omission performed or omitted by the Manager in its capacity as the sole managing member of the Company pursuant to authority granted to the Manager by this Agreement; provided, however, that, except as otherwise provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to the Manager’s gross negligence, willful misconduct or knowing violation of Law or for any present or future breaches of any representations, warranties or covenants by the Manager or its Affiliates contained herein or in the other agreements with the Company. The Manager may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and shall not be responsible for any misconduct or negligence on the part of any such agent (so long as such agent was selected in good faith and with reasonable care). The Manager shall be entitled to rely upon the advice of legal counsel, independent public accountants and other experts, including financial advisors, and any act of or failure to act by the Manager in good faith reliance on such advice shall in no event subject the Manager to liability to the Company or any Member that is not the Manager. (b) Whenever this Agreement or any other agreement contemplated herein provides that the Manager shall act in a manner which is, or provide terms which are, “fair and reasonable” to the Company or any Member that is not the Manager, the Manager shall determine such appropriate action or provide such terms considering, in each case, the relative interests of each party to such agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable United States generally accepted accounting practices or principles. (c) Whenever in this Agreement or any other agreement contemplated herein, the Manager is permitted or required to take any action or to make a decision in its “sole discretion” or “discretion,” with “complete discretion” or under a grant of similar authority or latitude, the Manager shall be entitled to consider such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by applicable Law, have no duty or obligation to give any consideration to any interest of or factors affecting the Company or other Members. (d) Whenever in this Agreement the Manager is permitted or required to take any action or to make a decision in its “good faith” or under another express standard, the Manager shall act under such express standard and, to the extent permitted by applicable Law, shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein, and, notwithstanding anything contained herein to the contrary, so long as the Manager acts in good faith, the resolution, action or terms so made, taken or provided by the Manager shall not constitute a breach of this Agreement or any other agreement contemplated herein or impose liability upon the Manager or any of the Manager’s Affiliates.

30 NY\6520040.7 DRAFT 10-14-2014 Section 6.10 Investment Company Act. The Manager shall use its best efforts to ensure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act. Section 6.11 Outside Activities of the Manager. The Manager shall not, directly or indirectly, enter into or conduct any business or operations, other than in connection with (a) the ownership, acquisition and disposition of Common Units, (b) the management of the business and affairs of the Company and its Subsidiaries, (c) the operation of the Manager as a reporting company with a class (or classes) of securities registered under Section 12 of the Exchange Act and listed on a securities exchange, (d) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (e) financing or refinancing of any type related to the Company, its Subsidiaries or their assets or activities, and (f) such activities as are incidental to the foregoing; provided, however, that, except as otherwise provided herein, the net proceeds of any financing raised by the Manager pursuant to the preceding clauses (d) and (e) shall be made available to the Company, whether as Capital Contributions, loans or otherwise, as appropriate, and, provided further, that the Manager may, in its sole and absolute discretion, from time to time hold or acquire assets in its own name or otherwise other than through the Company and its Subsidiaries so long as the Manager takes commercially reasonable measures to ensure that the economic benefits and burdens of such assets are otherwise vested in the Company or its Subsidiaries, through assignment, mortgage loan or otherwise or, if it is not commercially reasonable to vest such economic interests in the Company or any of its Subsidiaries, the Members shall negotiate in good faith to amend this Agreement to reflect such activities and the direct ownership of assets by the Manager. Nothing contained herein shall be deemed to prohibit the Manager from executing any guarantee of indebtedness of the Company or its Subsidiaries. ARTICLE VII. RIGHTS AND OBLIGATIONS OF MEMBERS Section 7.01 Limitation of Liability and Duties of Members. (a) Except as provided in this Agreement or in the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company and no Member (including without limitation, the Manager) shall be obligated personally for any such debts, obligation or liability solely by reason of being a Member or acting as the Manager of the Company. Except as otherwise provided in this Agreement, a Member’s liability (in its capacity as such) for Company liabilities and Losses shall be limited to the Company’s assets. Notwithstanding anything contained herein to the contrary, the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business and affairs under this Agreement or the Delaware Act shall not be grounds for imposing personal liability on the Members for liabilities of the Company. (b) In accordance with the Delaware Act and the laws of the State of Delaware, a Member may, under certain circumstances, be required to return amounts previously distributed to such Member. It is the intent of the Members that no Distribution to any Member pursuant to Article IV shall be deemed a return of money or other property paid or distributed in violation of

31 NY\6520040.7 DRAFT 10-14-2014 the Delaware Act. The payment of any such money or Distribution of any such property to a Member shall be deemed to be a compromise within the meaning of Section 18-502(b) of the Act, and, to the fullest extent permitted by Law, any Member receiving any such money or property shall not be required to return any such money or property to the Company or any other Person. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any other Member. (c) Notwithstanding any other provision of this Agreement, to the extent that, at law or in equity, any Member (or any Member’s Affiliate or any manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of any Member or of any Affiliate of a Member) has duties (including fiduciary duties) to the Company, to the Manager, to another Member, to any Person who acquires an interest in a Company Interest or to any other Person bound by this Agreement, all such duties (including fiduciary duties) are hereby eliminated, to the fullest extent permitted by law, and replaced with the duties or standards expressly set forth herein, if any. The elimination of duties (including fiduciary duties) to the Company, the Manager, each of the Members, each other Person who acquires an interest in a Company Interest and each other Person bound by this Agreement and replacement thereof with the duties or standards expressly set forth herein, if any, are approved by the Company, the Manager, each of the Members, each other Person who acquires an interest in a Company Interest and each other Person bound by this Agreement. Section 7.02 Lack of Authority. No Member, other than the Manager or a duly appointed Officer, in each case in its capacity as such, has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditure on behalf of the Company. The Members hereby consent to the exercise by the Manager of the powers conferred on them by Law and this Agreement. Section 7.03 No Right of Partition. No Member, other than the Manager, shall have the right to seek or obtain partition by court decree or operation of Law of any Company property, or the right to own or use particular or individual assets of the Company. Section 7.04 Indemnification. (a) Subject to Section 5.06, the Company hereby agrees to indemnify and hold harmless any Person (each an “Indemnified Person”) to the fullest extent permitted under the Delaware Act, as the same now exists or may hereafter be amended, substituted or replaced (but, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Company is providing immediately prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such Person (or one or more of such Person’s Affiliates) by reason of the fact that such Person is or was a Member or is or was serving as the Manager, Officer, employee or other agent of the Company or is or was serving at the request of the Company as a manager, officer, director, principal, member, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise; provided, however, that no Indemnified Person shall be indemnified for any expenses,

32 NY\6520040.7 DRAFT 10-14-2014 liabilities and losses suffered that are attributable to such Indemnified Person’s or its Affiliates’ gross negligence, willful misconduct or knowing violation of Law or for any present or future breaches of any representations, warranties or covenants by such Indemnified Person or its Affiliates contained herein or in the other agreements with the Company. Expenses, including attorneys’ fees, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company. (b) The right to indemnification and the advancement of expenses conferred in this Section 7.04 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, by-law, action by the Manager or otherwise. (c) The Company shall maintain directors’ and officers’ liability insurance, or substantially equivalent insurance, at its expense, to protect any Indemnified Person (and the investment funds, if any, they represent) against any expense, liability or loss described in Section 7.04(a) whether or not the Company would have the power to indemnify such Indemnified Person against such expense, liability or loss under the provisions of this Section 7.04. The Company shall use its commercially reasonable efforts to purchase and maintain property, casualty and liability insurance in types and at levels customary for companies of similar size engaged in similar lines of business, as determined in good faith by the Manager, and the Company shall use its commercially reasonable efforts to purchase directors’ and officers’ liability insurance (including employment practices coverage) with a carrier and in an amount determined necessary or desirable as determined in good faith by the Manager. (d) Notwithstanding anything contained herein to the contrary (including in this Section 7.04), any indemnity by the Company relating to the matters covered in this Section 7.04 shall be provided out of and to the extent of Company assets only and no Member (unless such Member otherwise agrees in writing or is found in a final decision by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity of the Company. (e) If this Section 7.04 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Indemnified Person pursuant to this Section 7.04 to the fullest extent permitted by any applicable portion of this Section 7.04 that shall not have been invalidated and to the fullest extent permitted by applicable Law. Section 7.05 Members Right to Act. For matters that require the approval of the Members, the Members shall act through meetings and written consents as described in paragraphs (a) and (b) below: (a) Except as otherwise expressly provided by this Agreement, acts by the Members holding a majority of the Units, voting together as a single class, shall be the acts of the Members. Any Member entitled to vote at a meeting of Members or to express consent or

33 NY\6520040.7 DRAFT 10-14-2014 dissent to Company action in writing without a meeting may authorize another person or persons to act for it by proxy. An electronic mail, telegram, telex, cablegram or similar transmission by the Member, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Member shall (if stated thereon) be treated as a proxy executed in writing for purposes of this Section 7.05(a). No proxy shall be voted or acted upon after eleven months from the date thereof, unless the proxy provides for a longer period. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and that the proxy is coupled with an interest. Should a proxy designate two or more Persons to act as proxies, unless that instrument shall provide to the contrary, a majority of such Persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or, if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, the Company shall not be required to recognize such proxy with respect to such issue if such proxy does not specify how the votes that are the subject of such proxy are to be voted with respect to such issue. (b) The actions by the Members permitted hereunder may be taken at a meeting called by the Manager or by the Members holding a majority of the Units entitled to vote on such matter on at least [48 hours’] prior written notice to the other Members entitled to vote, which notice shall state the purpose or purposes for which such meeting is being called. The actions taken by the Members entitled to vote or consent at any meeting (as opposed to by written consent), however called and noticed, shall be as valid as though taken at a meeting duly held after regular call and notice if (but not until), either before, at or after the meeting, the Members entitled to vote or consent as to whom it was improperly held signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. The actions by the Members entitled to vote or consent may be taken by vote of the Members entitled to vote or consent at a meeting or by written consent, so long as such consent is signed by Members having not less than the minimum number of Units that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted. Prompt notice of the action so taken, which shall state the purpose or purposes for which such consent is required and may be delivered via email, without a meeting shall be given to those Members entitled to vote or consent who have not consented in writing; provided, however, that the failure to give any such notice shall not affect the validity of the action taken by such written consent. Any action taken pursuant to such written consent of the Members shall have the same force and effect as if taken by the Members at a meeting thereof. Section 7.06 Inspection Rights. The Company shall permit each Member and each of its designated representatives to (i) visit and inspect any of the properties of the Company and its Subsidiaries, all at reasonable times and upon reasonable notice, (ii) examine the corporate and financial records of the Company or any of its Subsidiaries and make copies thereof or extracts therefrom, (iii) consult with the managers, officers, employees and independent accountants of the Company or any of its Subsidiaries concerning the affairs, finances and accounts of the Company or any of its Subsidiaries. The presentation of an executed copy of this Agreement by any Member to the Company’s independent accountants shall constitute the Company’s permission to its independent accountants to participate in discussions with such Persons and their respective designated representatives.

34 NY\6520040.7 DRAFT 10-14-2014 ARTICLE VIII. BOOKS, RECORDS, ACCOUNTING AND REPORTS, AFFIRMATIVE COVENANTS Section 8.01 Records and Accounting. The Company shall keep, or cause to be kept, appropriate books and records with respect to the Company’s business, including all books and records necessary to provide any information, lists and copies of documents required to be provided pursuant to Section 8.03 or pursuant to applicable Laws. All matters concerning (a) the determination of the relative amount of allocations and Distributions among the Members pursuant to Articles III and IV and (b) accounting procedures and determinations, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Manager, whose determination shall be final and conclusive as to all of the Members absent manifest clerical error. Section 8.02 Fiscal Year. The Fiscal Year of the Company shall end on December 31 of each year or such other date as may be established by the Manager. Section 8.03 Reports. The Company shall deliver or cause to be delivered, within 90 days after the end of each Fiscal Year, to each Person who was a Member at any time during such Fiscal Year, all information reasonably necessary for the preparation of such Person’s United States federal and applicable state income tax returns. ARTICLE IX. TAX MATTERS Section 9.01 Preparation of Tax Returns. The Company shall arrange for the preparation and timely filing of all tax returns required to be filed by the Company. On or before March 15, June 15, September 15, and December 15 of each Fiscal Year, the Company shall send to each Person who was a Member at any time during the prior quarter, an estimate of such Member’s state tax apportionment information and allocations to the Members of taxable income, gains, losses, deductions and credits for the prior quarter, which estimate shall have been reviewed by the Company’s outside tax accountants. In addition, no later than the later of (i) March 15 following the end of the prior Fiscal Year, and (ii) five (5) Business Days after the issuance of the final audit report for a Fiscal Year by the Company’s auditors, the Company shall send to each Person who was a Member at any time during such Fiscal Year, a statement showing such Member’s final state tax apportionment information and allocations to the Members of taxable income, gains, losses, deductions and credits for such Fiscal Year and a completed IRS Schedule K-1. Each Member shall notify the other Members upon receipt of any notice of tax examination of the Company by federal, state or local authorities. Subject to the terms and conditions of this Agreement, in its capacity as Tax Matters Partner, the Corporation shall have the authority to prepare the tax returns of the Company using such permissible methods and elections as it determines in its reasonable discretion, including without limitation the use of any permissible method under Section 706 of the Code for purposes of determining the varying Company Interests of its Members. Section 9.02 Tax Elections. The Taxable Year shall be the Fiscal Year set forth in Section 8.02. The Company shall make an election pursuant to Section 754 of the Code, shall not thereafter revoke such election and shall make a new election pursuant to Section 754 to the

35 NY\6520040.7 DRAFT 10-14-2014 extent necessary following any “termination” of the Company under Section 708 of the Code. Each Member will upon request supply any information reasonably necessary to give proper effect to any such elections. Section 9.03 Tax Controversies. The Corporation is hereby designated the Tax Matters Partner within the meaning given to such term in Section 6231 of the Code (the Corporation, in such capacity, the “Tax Matters Partner”) and is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services reasonably incurred in connection therewith. Each Member agrees to cooperate with the Company and to do or refrain from doing any or all things reasonably requested by the Company with respect to the conduct of such proceedings. The Tax Matters Partners shall keep all Members fully informed of the progress of any examinations, audits or other proceedings, and all Members shall have the right to participate at their expense in any such examinations, audits or other proceedings. Notwithstanding the foregoing, the Tax Matters Partners shall not settle or otherwise compromise any issue in any such examination, audit or other proceeding without first obtaining approval of the Manager. Nothing herein shall diminish, limit or restrict the rights of any Member under Subchapter C, Chapter 63, Subtitle F of the Code (Code Sections 6221 et seq.). ARTICLE X. RESTRICTIONS ON TRANSFER OF UNITS; PREEMPTIVE RIGHTS Section 10.01 Transfers by Members. No holder of Units may Transfer any interest in any Units, except Transfers (a) pursuant to and in accordance with Section 10.02 or (b) approved in writing by the Manager. Notwithstanding the foregoing, “Transfer” shall not include an event that terminates the existence of a Member for income tax purposes (including, without limitation, a change in entity classification of a Member under Treasury Regulations Section 301.7701-3, termination of a partnership pursuant to Code Section 708(b)(1)(B), a sale of assets by, or liquidation of, a Member pursuant to an election under Code Section 338, or merger, severance, or allocation within a trust or among sub-trusts of a trust that is a Member), but that does not terminate the existence of such Member under applicable state law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Company Interests of such trust that is a Member). Section 10.02 Permitted Transfers. The restrictions contained in Section 10.01 shall not apply to any Transfer (each, a “Permitted Transfer”) pursuant to (i) a Change of Control Transaction, (ii) a Transfer by any Member to such Member’s spouse, any lineal ascendants or descendants or trusts or other entities in which such Member or Member’s spouse, lineal ascendants or descendants hold (and continue to hold while such trusts or other entities hold Units) 50% or more of such entity’s beneficial interests, (iii) pursuant to the laws of descent and distribution and (iv) if such Transfer is made by an Original Member, a Transfer to a partner, shareholder or member of such Original Member; provided, however, that (A) the restrictions contained in this Agreement will continue to apply to Units after any Permitted Transfer of such Units, and (B) in the case of the foregoing clauses (ii), (iii) and (iv), the transferees of the Units so Transferred shall agree in writing to be bound by the provisions of this Agreement and, the transferor will deliver a written notice to the Company and the Members, which notice will

36 NY\6520040.7 DRAFT 10-14-2014 disclose in reasonable detail the identity of the proposed transferee. In the case of a Permitted Transfer by any Original Member of Common Units to a transferee in accordance with this Section 10.02, such Original Member (or any subsequent transferee of such Original Member) shall be required to also transfer the fraction of its remaining Class B Common Stock ownership corresponding to the proportion of such Original Member’s (or subsequent transferee’s) Common Units that were transferred in the transaction to such transferee. All Permitted Transfers are subject to the additional limitations set forth in Section 10.07(b). Section 10.03 Restricted Units Legend. The Units have not been registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is then available. To the extent such Units have been certificated, each certificate evidencing Units and each certificate issued in exchange for or upon the Transfer of any Units (if such securities remain Units as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form: “THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON [ ], 2014, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF NEFF HOLDINGS LLC, AS MAY BE AMENDED AND MODIFIED FROM TIME TO TIME, AND NEFF HOLDINGS LLC RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY NEFF HOLDINGS LLC TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.” The Company shall imprint such legend on certificates (if any) evidencing Units. The legend set forth above shall be removed from the certificates (if any) evidencing any units which cease to be Units in accordance with the definition thereof. Section 10.04 Transfer. Prior to Transferring any Units (other than pursuant to a Change of Control Transaction), the Transferring Holder of Units shall cause the prospective Transferee to be bound by this Agreement and any other agreements executed by the holders of Units and relating to such Units in the aggregate (collectively, the “Other Agreements”), and shall cause the prospective Transferee to execute and deliver to the Company and the other holders of Units counterparts of this Agreement and any applicable Other Agreements. Any Transfer or attempted Transfer of any Units in violation of any provision of this Agreement (including any prohibited indirect Transfers) (a) shall be void, and (b) the Company shall not record such Transfer on its books or treat any purported Transferee of such Units as the owner of such securities for any purpose.

37 NY\6520040.7 DRAFT 10-14-2014 Section 10.05 Assignee’s Rights. (a) The Transfer of a Company Interest in accordance with this Agreement shall be effective as of the date of its assignment (assuming compliance with all of the conditions to such Transfer set forth herein), and such Transfer shall be shown on the books and records of the Company. Profits, Losses and other Company items shall be allocated between the transferor and the Assignee according to Code Section 706, using any permissible method as determined in the reasonable discretion of the Manager. Distributions made before the effective date of such Transfer shall be paid to the transferor, and Distributions made after such date shall be paid to the Assignee. (b) Unless and until an Assignee becomes a Member pursuant to Article XII, the Assignee shall not be entitled to any of the rights granted to a Member hereunder or under applicable Law, other than the rights granted specifically to Assignees pursuant to this Agreement; provided, however, that, without relieving the transferring Member from any such limitations or obligations as more fully described in Section 10.06, such Assignee shall be bound by any limitations and obligations of a Member contained herein that a Member would be bound on account of the Assignee’s Company Interest (including the obligation to make Capital Contributions on account of such Company Interest). Section 10.06 Assignor’s Rights and Obligations. Any Member who shall Transfer any Company Interest in a manner in accordance with this Agreement shall cease to be a Member with respect to such Units or other interest and shall no longer have any rights or privileges, or, except as set forth in this Section 10.06, duties, liabilities or obligations, of a Member with respect to such Units or other interest (it being understood, however, that the applicable provisions of Sections 6.09 and 7.04 shall continue to inure to such Person’s benefit), except that unless and until the Assignee (if not already a Member) is admitted as a Substituted Member in accordance with the provisions of Article XII (the “Admission Date”), (i) such assigning Member shall retain all of the duties, liabilities and obligations of a Member with respect to such Units or other interest, and (ii) the Manager may, in its sole discretion, reinstate all or any portion of the rights and privileges of such Member with respect to such Units or other interest for any period of time prior to the Admission Date. Nothing contained herein shall relieve any Member who Transfers any Units or other interest in the Company from any liability of such Member to the Company with respect to such Company Interest that may exist on the Admission Date or that is otherwise specified in the Delaware Act and incorporated into this Agreement or for any liability to the Company or any other Person for any materially false statement made by such Member (in its capacity as such) or for any present or future breaches of any representations, warranties or covenants by such Member (in its capacity as such) contained herein or in the other agreements with the Company. Section 10.07 Overriding Provisions. (a) Any Transfer in violation of this Article X shall be null and void ab initio, and the provisions of Sections 10.05 and 10.06 shall not apply to any such Transfers. For the avoidance of doubt, any Person to whom a Transfer is made or attempted in violation of this Article X shall not become a Member, shall not be entitled to vote on any matters coming before the Members and shall not have any other rights in or with respect to any rights of a Member of the Company.

38 NY\6520040.7 DRAFT 10-14-2014 The approval of any Transfer in any one or more instances shall not limit or waive the requirement for such approval in any other or future instance. The Manager shall promptly amend the Schedule of Members to reflect any Permitted Transfer pursuant to this Article X. (b) Notwithstanding anything contained herein to the contrary (including, for the avoidance of doubt, the provisions of Section 10.01 and Article XI and Article XII), in no event shall any Member Transfer any Units to the extent such Transfer would: (i) result in the violation of the Securities Act, or any other applicable federal, state or foreign Laws; (ii) cause an assignment under the Investment Company Act; (iii) in the reasonable determination of the Manager, be a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any indebtedness under, any promissory note, mortgage, loan agreement, indenture or similar instrument or agreement to which the Company or the Manager is a party; provided that (x) the payee or creditor to whom the Company or the Manager owes such obligation is not an affiliate of the Company or the Manager and (y) such indebtedness, individually or in the aggregate, has an aggregate principal amount then outstanding that is greater than $25,000,000; (iv) cause the Company to lose its status as a partnership for federal income tax purposes and, without limiting the generality of the foregoing, such Transfer was effected on or through an “established securities market” or a “secondary market or the substantial equivalent thereof,” as such terms are used in Section 1.7704-1 of the Treasury Regulations; (v) be a Transfer to a Person who is not legally competent or who has not achieved his or her majority under applicable Law (excluding trusts for the benefit of minors); (vi) cause the Company to be treated as a “publicly traded partnership” or to be taxed as a corporation pursuant to Section 7704 of the Code or successor provision of the Code; or (vii) result in the Company having more than one hundred (100) partners, within the meaning of Treasury Regulations Section 1.7704-1(h)(1) (determined pursuant to the rules of Treasury Regulations Section 1.7704-1(h)(3)). ARTICLE XI. REDEMPTION AND EXCHANGE RIGHTS Section 11.01 Redemption Right of a Member and LLC Optionee. (a) Each Member (other than the Corporation) and each LLC Optionee (in connection with its exercise of an LLC Option) shall be entitled to cause the Company to redeem (a “Redemption”) its Common Units (the “Redemption Right”) at any time following the

39 NY\6520040.7 DRAFT 10-14-2014 expiration of the lock-up period under the lock-up agreements, dated as of [ ], 2014, executed by each Original Member and each Original LLC Optionee. A Member or LLC Optionee desiring to exercise its Redemption Right (the “Redeeming Member”) shall exercise such right by giving written notice (the “Redemption Notice”) to the Company with a copy to the Corporation. The Redemption Notice shall specify the number of Common Units (the “Redeemed Units”) that the Redeeming Member intends to have the Company redeem and a date, not less than seven (7) Business Days nor more than ten (10) Business Days after delivery of the Redemption Notice (unless and to the extent that the Manager in its sole discretion agrees in writing to waive such time periods), on which exercise of the Redemption Right shall be completed (the “Redemption Date”); provided that the Company, the Corporation and the Redeeming Member may change the number of Redeemed Units and/or the Redemption Date specified in the Redemption Notice to another number and/or date by mutual agreement signed in writing by each of them; provided further that a Redemption Notice may be conditioned on the closing of an underwritten distribution of the shares of Class A Common Stock that may be issued at the election of the Corporation in connection with such proposed Redemption. Unless the Redeeming Member timely has delivered a Retraction Notice as provided in Section 11.01(b) or has revoked or delayed a Redemption as provided in Section 11.01(c), on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date) (i) only in the case of an LLC Optionee, the Redeeming Member shall have completed its exercised of an LLC Option for a corresponding number of Units subject to the Redemption Notice, (ii) the Redeeming Member shall transfer and surrender the Redeemed Units to the Company, free and clear of all liens and encumbrances (which in the case of an LLC Optionee will be deemed to be delivered by the Company in lieu of delivery of the Units underlying the LLC Option to the LLC Optionee), and (ii) the Company shall (x) cancel the Redeemed Units, (y) transfer to the Redeeming Member the consideration to which the Redeeming Member is entitled under Section 11.01(b), and (z), if the Units are certificated, issue to the Redeeming Member a certificate for a number of Common Units equal to the difference (if any) between the number of Common Units evidenced by the certificate surrendered by the Redeeming Member pursuant to clause (i) of this Section 11.01(a) and the Redeemed Units. (b) In exercising its Redemption Right, a Redeeming Member shall be entitled to receive the Share Settlement or the Cash Settlement; provided that the Corporation shall have the option as provided in Section 11.02 and subject to Section 11.01(d) to select whether the redemption payment is made by means of a Share Settlement or a Cash Settlement. Within three (3) Business Days of delivery of the Redemption Notice, the Corporation shall give written notice (the “Contribution Notice”) to the Company (with a copy to the Redeeming Member) of its intended settlement method; provided that if the Corporation does not timely deliver a Contribution Notice, the Corporation shall be deemed to have elected the Share Settlement method. If the Corporation elects the Cash Settlement method, the Redeeming Member may retract its Redemption Notice by giving written notice (the “Retraction Notice”) to the Company (with a copy to the Corporation) within two (2) Business Days of delivery of the Contribution Notice. The timely delivery of a Retraction Notice shall terminate all of the Redeeming Member’s, Company’s and the Corporation’ rights and obligations under this Section 11.01 arising from the Redemption Notice. (c) In the event the Corporation elects a Share Settlement in connection with a Redemption, a Redeeming Member shall be entitled to revoke its Redemption Notice or delay

40 NY\6520040.7 DRAFT 10-14-2014 the consummation of a Redemption if any of the following conditions exists: (i) any registration statement pursuant to which the resale of the Class A Common Stock to be registered for such Redeeming Member at or immediately following the consummation of the Redemption shall have ceased to be effective pursuant to any action or inaction by the SEC or no such resale registration statement has yet become effective; (ii) the Corporation shall have failed to cause any related prospectus to be supplemented by any required prospectus supplement necessary to effect such Redemption; (iii) the Corporation shall have exercised its right to defer, delay or suspend the filing or effectiveness of a registration statement and such deferral, delay or suspension shall affect the ability of such Redeeming Member to have its Class A Common Stock registered at or immediately following the consummation of the Redemption; (iv) the Corporation shall have disclosed to such Redeeming Member any material non-public information concerning the Corporation, the receipt of which results in such Redeeming Member being prohibited or restricted from selling Class A Common Stock at or immediately following the Redemption without disclosure of such information (and the Corporation does not permit disclosure); (v) any stop order relating to the registration statement pursuant to which the Class A Common Stock was to be registered by such Redeeming Member at or immediately following the Redemption shall have been issued by the SEC; (vi) there shall have occurred a material disruption in the securities markets generally or in the market or markets in which the Class A Common Stock is then traded; (vii) there shall be in effect an injunction, a restraining order or a decree of any nature of any Governmental Entity that restrains or prohibits the Redemption; (viii) the Corporation shall have failed to comply in all material respects with its obligations under the Registration Rights Agreement, and such failure shall have affected the ability of such Redeeming Member to consummate the resale of Class A Common Stock to be received upon such redemption pursuant to an effective registration statement; (ix) the Redemption Date would occur [three (3)] Business Days or less prior to, or during, a Black-Out Period; provided further, that in no event shall the Redeeming Member seeking to revoke its Redemption Notice or delay the consummation of such Redemption and relying on any of the matters contemplated in clauses (i) through (ix) above have controlled or intentionally influenced any facts, circumstances, or Persons in connection therewith (except in the good faith performance of his or her duties as an officer or director of the Corporation) in order to provide such Redeeming Member with a basis for such delay or revocation. If a Redeeming Member delays the consummation of a Redemption pursuant to this Section 11.01(c), the Redemption Date shall occur on the fifth Business Day following the date on which the conditions giving rise to such delay cease to exist (or such earlier day as the Corporation, the Company and such Redeeming Member may agree in writing). (d) The number of shares of Class A Common Stock or the Redeemed Units Equivalent that a Redeeming Member is entitled to receive under Section 11.01(b) (whether through a Share Settlement or Cash Settlement) shall not be adjusted on account of any Distributions previously made with respect to the Redeemed Units or dividends previously paid with respect to Class A Common Stock; provided, however, that if a Redeeming Member (other than an LLC Optionee) causes the Company to redeem Redeemed Units and the Redemption Date occurs subsequent to the record date for any Distribution with respect to the Redeemed Units but prior to payment of such Distribution, the Redeeming Member shall be entitled to receive such Distribution with respect to the Redeemed Units on the date that it is made notwithstanding that the Redeeming Member transferred and surrendered the Redeemed Units to the Company prior to such date.

41 NY\6520040.7 DRAFT 10-14-2014 (e) In the event of a reclassification or other similar transaction as a result of which the shares of Class A Common Stock are converted into another security, then in exercising it Redemption Right a Redeeming Member shall be entitled to receive the amount of such security that the Redeeming Member would have received if such Redemption Right had been exercised and the Redemption Date had occurred immediately prior to the record date of such reclassification or other similar transaction. Section 11.02 Election and Contribution of the Corporation. In connection with the exercise of a Redeeming Member’s Redemption Rights under Section 11.01(a), the Corporation shall contribute to the Company the consideration the Redeeming Member is entitled to receive under Section 11.01(b). The Corporation, at its option, shall determine whether to contribute, pursuant to Section 11.01(b), the Share Settlement or the Cash Settlement. Unless the Redeeming Member has timely delivered a Retraction Notice as provided in Section 11.01(b), or has revoked or delayed a Redemption as provided in Section 11.01(c), on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date) (i) the Corporation shall make its Capital Contribution to the Company (in the form of the Share Settlement or the Cash Settlement) required under this Section 11.02, and (ii) the Company shall issue to the Corporation a number of Common Units equal to the number of Redeemed Units surrendered by the Redeeming Member. Notwithstanding any other provisions of this Agreement to the contrary, in the event that the Corporation elects a Cash Settlement, the Corporation shall only be obligated to contribute to the Company an amount in respect of such Cash Settlement equal to the net proceeds (after deduction of any underwriters’ discounts or commissions and brokers’ fees or commissions) from the sale by the Corporation of a number of shares of Class A Common Stock equal to the number of Redeemed Units to be redeemed with such Cash Settlement provided that the Corporation’s Capital Account shall be increased by an amount equal to any Discount relating to such sale of shares of Class A Common Stock in accordance with Section 6.07. The timely delivery of a Retraction Notice shall terminate all of the Company’s and the Corporation’ rights and obligations under this Section 11.02 arising from the Redemption Notice. Section 11.03 Exchange Right of the Corporation. (a) Notwithstanding anything to the contrary in this Article XI, the Corporation may, in its sole and absolute discretion, elect to effect on the Redemption Date the exchange of Redeemed Units for the Share Settlement or Cash Settlement, as the case may be, through a direct exchange of such Redeemed Units and such consideration between the Redeeming Member and the Corporation (a “Direct Exchange”). Upon such Direct Exchange pursuant to this Section 11.03, the Corporation shall acquire the Redeemed Units and shall be treated for all purposes of this Agreement as the owner of such Units. (b) The Corporation may, at any time prior to a Redemption Date, deliver written notice (an “Exchange Election Notice”) to the Company and the Redeeming Member setting forth its election to exercise its right to consummate a Direct Exchange; provided that such election does not prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption Date. An Exchange Election Notice may be revoked by the Corporation at any time; provided that any such revocation does not prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption Date. The right to

42 NY\6520040.7 DRAFT 10-14-2014 consummate a Direct Exchange in all events shall be exercisable for all the Redeemed Units that would have otherwise been subject to a Redemption. Except as otherwise provided by this Section 11.03, a Direct Exchange shall be consummated pursuant to the same timeframe and in the same manner as the relevant Redemption would have been consummated if the Corporation had not delivered an Exchange Election Notice. Section 11.04 Reservation of shares of Class A Common Stock; Listing; Certificate of the Corporation. At all times the Corporation shall reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon a Redemption or Direct Exchange, such number of shares of Class A Common Stock as shall be issuable upon any such Redemption or Direct Exchange pursuant to Share Settlements; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such Redemption or Direct Exchange by delivery of purchased Class A Common Stock (which may or may not be held in the treasury of the Corporation) or the delivery of cash pursuant to a Cash Settlement. The Corporation shall deliver Class A Common Stock that has been registered under the Securities Act with respect to any Redemption or Direct Exchange to the extent a registration statement is effective and available for such shares. The Corporation shall use its commercially reasonable efforts to list the Class A Common Stock required to be delivered upon any such Redemption or Direct Exchange prior to such delivery upon each national securities exchange upon which the outstanding shares of Class A Common Stock are listed at the time of such Redemption or Direct Exchange (it being understood that any such shares may be subject to transfer restrictions under applicable securities Laws). The Corporation covenants that all Class A Common Stock issued upon a Redemption or Direct Exchange will, upon issuance, be validly issued, fully paid and non-assessable. The provisions of this Article XI shall be interpreted and applied in a manner consistent with the corresponding provisions of the Corporation’s certificate of incorporation. Section 11.05 Effect of Exercise of Redemption or Exchange Right. This Agreement shall continue notwithstanding the consummation of a Redemption or Direct Exchange and all governance or other rights set forth herein shall be exercised by the remaining Members, LLC Optionees (to the extent of such LLC Optionee’s rights to exercise LLC Options and the related Redemption Right) and the Redeeming Member (to the extent of such Redeeming Member’s remaining interest in the Company). No Redemption or Direct Exchange shall relieve such Redeeming Member of any prior breach of this Agreement. Section 11.06 Tax Treatment. Unless otherwise required by applicable Law, the parties hereto acknowledge and agree a Redemption or a Direct Exchange, as the case may be, shall be treated as a direct exchange between the Corporation and the Redeeming Member for U.S. federal and applicable state and local income tax purposes. ARTICLE XII. ADMISSION OF MEMBERS Section 12.01 Substituted Members. Subject to the provisions of Article X hereof, in connection with the Permitted Transfer of a Company Interest hereunder, the transferee shall become a substituted Member (“Substituted Member”) on the effective date of such Transfer,

43 NY\6520040.7 DRAFT 10-14-2014 which effective date shall not be earlier than the date of compliance with the conditions to such Transfer, and such admission shall be shown on the books and records of the Company. Section 12.02 Additional Members. Each LLC Optionee upon exercise of an LLC Option (to the extent such LLC Optionee does not simultaneously exercise its Redemption Right with respect thereto under Article XI) and, subject to the provisions of Article X hereof, any other Person may be admitted to the Company as an additional Member (any such LLC Optionee or other Person, an “Additional Member”) only upon furnishing to the Manager (a) counterparts of this Agreement and any applicable Other Agreements and (b) such other documents or instruments as may be reasonably necessary or appropriate to effect such Person’s admission as a Member (including entering into such documents as the Manager may deem appropriate in its sole discretion). Such admission shall become effective on the date on which the Manager determines in its sole discretion that such conditions have been satisfied and when any such admission is shown on the books and records of the Company. ARTICLE XIII. WITHDRAWAL AND RESIGNATION; TERMINATION OF RIGHTS Section 13.01 Withdrawal and Resignation of Members. No Member shall have the power or right to withdraw or otherwise resign as a Member from the Company prior to the dissolution and winding up of the Company pursuant to this Article XIII. Any Member, however, that attempts to withdraw or otherwise resign as a Member from the Company without the prior written consent of the Manager upon or following the dissolution and winding up of the Company pursuant to this Article XIII, but prior to such Member receiving the full amount of Distributions from the Company to which such Member is entitled pursuant to this Article XIII, shall be liable to the Company for all damages (including all lost profits and special, indirect and consequential damages) directly or indirectly caused by the withdrawal or resignation of such Member. Upon a Transfer of all of a Member’s Units in a Transfer permitted by this Agreement, subject to the provisions of Section 10.06, such Member shall cease to be a Member. Section 13.02 Termination of Rights of LLC Optionees. With respect to each LLC Optionee, all rights of such Person to exercise a Redemption Right hereunder pursuant to Article XI or to become a Member hereunder pursuant to Article XII, and all other rights afforded such Person hereunder in his or her capacity as an LLC Optionee, shall automatically terminate upon the expiration or other termination (whether as a result of exercise in full, forfeiture, death, disability, termination of employment or otherwise) of all LLC Options awarded by the Company to such Person (except to the extent the Company substantially simultaneously novates or reissues an LLC Option to such Person or his or her heirs), and upon such expiration or termination such Person shall cease to be an LLC Optionee hereunder. ARTICLE XIV. DISSOLUTION AND LIQUIDATION Section 14.01 Dissolution. The Company shall not be dissolved by the admission of Additional Members or Substituted Members or the attempted withdrawal or resignation of a Member. The Company shall dissolve, and its affairs shall be wound up, upon:

44 NY\6520040.7 DRAFT 10-14-2014 (a) the unanimous decision of the Members that then hold Voting Units to dissolve the Company; (b) a Change of Control Transaction that is not approved by the Majority Members; (c) a dissolution of the Company under Section 18-801(4) of the Delaware Act; or (d) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Delaware Act. Except as otherwise set forth in this Article XIV, the Company is intended to have perpetual existence. An Event of Withdrawal shall not cause a dissolution of the Company and the Company shall continue in existence subject to the terms and conditions of this Agreement. Section 14.02 Liquidation and Termination. On dissolution of the Company, the Manager shall act as liquidator or may appoint one or more Persons as liquidator. The liquidators shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Delaware Act. The costs of liquidation shall be borne as a Company expense. Until final distribution, the liquidators shall continue to operate the Company properties with all of the power and authority of the Manager. The steps to be accomplished by the liquidators are as follows: (a) as promptly as possible after dissolution and again after final liquidation, the liquidators shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable; (b) the liquidators shall cause the notice described in the Delaware Act to be mailed to each known creditor of and claimant against the Company in the manner described thereunder; (c) the liquidators shall pay, satisfy or discharge from Company funds, or otherwise make adequate provision for payment and discharge thereof (including, without limitation, the establishment of a cash fund for contingent liabilities in such amount and for such term as the liquidators may reasonably determine): first, all expenses incurred in liquidation; and second, all of the debts, liabilities and obligations of the Company; and (d) all remaining assets of the Company shall be distributed to the Members in accordance with Article IV by the end of the Taxable Year during which the liquidation of the Company occurs (or, if later, by 90 days after the date of the liquidation). The distribution of cash and/or property to the Members in accordance with the provisions of this Section 14.02 and Section 14.03 below constitutes a complete return to the Members of their Capital Contributions, a complete distribution to the Members of their interest in the Company and all the Company’s property and constitutes a compromise to which all Members have consented within the meaning of the Delaware Act. To the extent that a Member returns funds to the Company, it has no claim against any other Member for those funds.

45 NY\6520040.7 DRAFT 10-14-2014 Section 14.03 Deferment; Distribution in Kind. Notwithstanding the provisions of Section 14.02, but subject to the order of priorities set forth therein, if upon dissolution of the Company the liquidators determine that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss (or would otherwise not be beneficial) to the Members, the liquidators may, in their sole discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy Company liabilities (other than loans to the Company by Members) and reserves. Subject to the order of priorities set forth in Section 14.02, the liquidators may, in their sole discretion, distribute to the Members, in lieu of cash, either (a) all or any portion of such remaining Company assets in-kind in accordance with the provisions of Section 14.02(d), (b) as tenants in common and in accordance with the provisions of Section 14.02(d), undivided interests in all or any portion of such Company assets or (c) a combination of the foregoing. Any such Distributions in kind shall be subject to (a) such conditions relating to the disposition and management of such assets as the liquidators deem reasonable and equitable and (b) the terms and conditions of any agreements governing such assets (or the operation thereof or the holders thereof) at such time. Any Company assets distributed in kind will first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Article V. The liquidators shall determine the Fair Market Value of any property distributed in accordance with the valuation procedures set forth in Article XV. Section 14.04 Cancellation of Certificate. On completion of the distribution of Company assets as provided herein, the Company is terminated (and the Company shall not be terminated prior to such time), and the Manager (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that are or should be canceled and take such other actions as may be necessary to terminate the Company. The Company shall be deemed to continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 14.04. Section 14.05 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Sections 14.02 and 14.03 in order to minimize any losses otherwise attendant upon such winding up. Section 14.06 Return of Capital. The liquidators shall not be personally liable for the return of Capital Contributions or any portion thereof to the Members (it being understood that any such return shall be made solely from Company assets). ARTICLE XV. VALUATION Section 15.01 Determination. “Fair Market Value” of a specific Company asset will mean the amount which the Company would receive in an all-cash sale of such asset in an armslength transaction with a willing unaffiliated third party, with neither party having any compulsion to buy or sell, consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of the Fair Market Value (and after giving effect to any transfer taxes payable in connection with such sale), as such amount is determined

46 NY\6520040.7 DRAFT 10-14-2014 by the Manager (or, if pursuant to Section 14.02, the liquidators) in its good faith judgment using all factors, information and data it deems to be pertinent. Section 15.02 Dispute Resolution. If any Member or Members dispute the accuracy of any determination of Fair Market Value in accordance with Section 15.01, and the Manager and such Member(s) are unable to agree on the determination of the Fair Market Value of any asset of the Company, the Manager and such Member(s) shall each select a nationally recognized investment banking firm experienced in valuing securities of closely-held companies such as the Company in the Company’s industry (the “Appraisers”), who shall each determine the Fair Market Value of the asset or the Company (as applicable) in accordance with the provisions of Section 15.01. The Appraisers shall be instructed to give written notice of their determination of the Fair Market Value of the asset or the Company (as applicable) within 30 days of their appointment as Appraisers. If Fair Market Value as determined by an Appraiser is higher than Fair Market Value as determined by the other Appraiser by 10% or more, and the Manager and such Member(s) do not otherwise agree on a Fair Market Value, the original Appraisers shall designate a third Appraiser meeting the same criteria used to select the original two. If Fair Market Value as determined by an Appraiser is within 10% of the Fair Market Value as determined by the other Appraiser (but not identical), and the Manager and such Member(s) do not otherwise agree on a Fair Market Value, the Manager shall select the Fair Market Value of one of the Appraisers. The fees and expenses of the Appraisers shall be borne by the Company. ARTICLE XVI. GENERAL PROVISIONS Section 16.01 Power of Attorney. (a) Each Member who is an individual hereby constitutes and appoints the Manager (or the liquidator, if applicable) with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his or its name, place and stead, to: (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) this Agreement, all certificates and other instruments and all amendments thereof which the Manager deems appropriate or necessary to form, qualify, or continue the qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (B) all instruments which the Manager deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (C) all conveyances and other instruments or documents which the Manager deems appropriate or necessary to reflect the dissolution and liquidation of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; and (D) all instruments relating to the admission, withdrawal or substitution of any Member pursuant to Article XII or XIII; and (ii) sign, execute, swear to and acknowledge all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable judgment of the Manager, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Members hereunder or is

47 NY\6520040.7 DRAFT 10-14-2014 consistent with the terms of this Agreement and/or appropriate or necessary (and not inconsistent with the terms of this Agreement), in the reasonable judgment of the Manager, to effectuate the terms of this Agreement. (b) The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Member who is an individual and the transfer of all or any portion of his or its Company Interest and shall extend to such Member’s heirs, successors, assigns and personal representatives. Section 16.02 Confidentiality. The Manager and each of the Members agree to hold the Company’s Confidential Information in confidence and may not use such information except in furtherance of the business of the Company or as otherwise authorized separately in writing by the Manager. “Confidential Information” as used herein includes, but is not limited to, ideas, financial product structuring, business strategies, innovations and materials, all aspects of the Company’s business plan, proposed operation and products, corporate structure, financial and organizational information, analyses, proposed partners, software code and system and product designs, employees and their identities, equity ownership, the methods and means by which the Company plans to conduct its business, all trade secrets, trademarks, tradenames and all intellectual property associated with the Company’s business. With respect to the Manager and each Member, Confidential Information does not include information or material that: (a) is rightfully in the possession of the Manager or each Member at the time of disclosure by the Company; (b) before or after it has been disclosed to the Manager or each Member by the Company, becomes part of public knowledge, not as a result of any action or inaction of the Manager or such Member, respectively, in violation of this Agreement; (c) is approved for release by written authorization of the CEO of the Company or of the Corporation; (d) is disclosed to the Manager or such Member or their representatives by a third party not, to the knowledge of the Manager or such Member, respectively, in violation of any obligation of confidentiality owed to the Company with respect to such information; or (e) is or becomes independently developed by the Manager or such Member or their respective representatives without use or reference to the Confidential Information. Section 16.03 Amendments. This Agreement may be amended or modified upon the consent of the Majority Members. Notwithstanding the foregoing, no amendment or modification to any of the terms and conditions of this Agreement which terms and conditions expressly require the approval or action of certain Persons may be made without obtaining the consent of the requisite number or specified percentage of such Persons who are entitled to approve or take action on such matter. In addition, Section 3.01(a), Section 3.02, Section 3.03(a), Section 3.10, Article XI, Section 12.02 and Section 13.02 may not be amended in a manner that is materially adverse to the interests of the LLC Optionees without the prior written consent of the LLC Optionees representing a majority of the aggregate number of Common Units underlying all LLC Options then outstanding. Section 16.04 Title to Company Assets. Company assets shall be deemed to be owned by the Company as an entity, and no Member, individually or collectively, shall have any ownership interest in such Company assets or any portion thereof. The Company shall hold title to all of its property in the name of the Company and not in the name of any Member. All

48 NY\6520040.7 DRAFT 10-14-2014 Company assets shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such Company assets is held. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be transferred or encumbered for, or in payment of, any individual obligation of any Member. Section 16.05 Addresses and Notices. Any notice provided for in this Agreement will be in writing and will be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient and to any Member at such address as indicated by the Company’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally or sent by telecopier (provided confirmation of transmission is received), three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company’s address is: to the Company: Neff Holdings LLC 3750 N.W. 87th Avenue, Suite 400 Miami, Florida 33178 Attn: Mark Irion, Chief Financial Officer Facsimile: (305) 773-2291 E-mail: mirion@neffcorp.com with a copy (which copy shall not constitute notice) to: Latham & Watkins LLP 885 Third Avenue New York, New York 10022 Attn: Dennis D. Lamont Facsimile: (212) 751-4864 E-mail: dennis.lamont@lw.com Section 16.06 Binding Effect; Intended Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. Section 3.01(a), Section 3.02, Section 3.03(a), Section 3.10, Article XI, Section 12.02 and Section 13.02 hereof shall inure to the benefit of the LLC Optionees who are intended to be third-party beneficiaries thereof and which Articles and Sections shall be enforceable by each LLC Optionee and its successors and assigns. Section 16.07 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Company Profits, Losses, Distributions, capital or property other than as a secured creditor.

49 NY\6520040.7 DRAFT 10-14-2014 Section 16.08 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition. Section 16.09 Counterparts. This Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto. Section 16.10 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any dispute relating hereto shall be heard in the state or federal courts of the State of Delaware, and the parties agree to jurisdiction and venue therein. Section 16.11 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. Section 16.12 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement. Section 16.13 Delivery by Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of an electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of electronic transmission by a facsimile machine or via email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense. Section 16.14 Right of Offset. Whenever the Company is to pay any sum (other than pursuant to Article IV) to any Member, any amounts that such Member owes to the Company which are not the subject of a good faith dispute may be deducted from that sum before payment. For the avoidance of doubt, the distribution of Units to the Corporation shall not be subject to this Section 16.14.

50 NY\6520040.7 DRAFT 10-14-2014 Section 16.15 Effectiveness. This Agreement shall be effective immediately prior to the time at which the IPO closes on the IPO Closing Date (the “Effective Time”). The First A&R LLC Agreement shall govern the rights and obligations of the Company and the other parties to this Agreement in their capacity as Unitholders prior to the Effective Time. Section 16.16 Entire Agreement. This Agreement, those documents expressly referred to herein (including the Registration Rights Agreement and the Tax Receivable Agreement), any indemnity agreements entered into in connection with the First A&R LLC Agreement with any member of the board of managers at that time and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. For the avoidance of doubt, the First A&R LLC Agreement is superseded by this Agreement as of the Effective Time and shall be of no further force and effect thereafter. Section 16.17 Remedies. Each Member shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any Law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by Law. Section 16.18 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification. Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words “or,” “either” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

51 NY\6520040.7 DRAFT 10-14-2014 IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above. COMPANY: NEFF HOLDINGS LLC By: NEFF CORPORATION, its Managing Member By: Name: Title: MEMBERS: WAYZATA OPPORTUNITIES FUND II, L.P. By: WOF II GP, L.P., its General Partner By: WOF II GP, LLC, its General Partner By: Name: Title: WAYZATA OPPORTUNITIES FUND OFFSHORE II, L.P. By: [WOFO II GP, L.P.], its General Partner By: [WOFO II GP, LLC], its General Partner By: Name: Title: NEFF CORPORATION By: Name: Title:

NY\6520040.7 DRAFT 10-14-2014 SCHEDULE 1* SCHEDULE OF MEMBERS Member Common Units Percentage Interest Wayzata Opportunities Fund II, L.P. [•] ** [•] Wayzata Opportunities Fund Offshore II, L.P. [•] ** [•] Neff Corporation [•] *** [•] Total [•] 100.00000% * This Schedule of Members reflects the Recapitalization and shall be updated from time to time to reflect any adjustment with respect to any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Common Units, or to reflect any additional issuances of Common Units pursuant to this Agreement. ** Reflects the Recapitalization and the Over-Allotment Option Redemption (if applicable). *** Reflects the contribution of the IPO Net Proceeds and Over-Allotment Option Net Proceeds (if any).

SCHEDULE 2*

SCHEDULE OF LLC OPTIONEES

	Original LLC Options Number of Common Units Underlying			LLC Options** Number of Common Units Underlying		
LLC Optionees	Performance Options	Service Options	Total Options	Performance Options	Service Options	Total Options
James Continenza	–	12,573	12,573	[•]	[•]	[•]
Robert Singer..................	–	8,801	8,801	[•]	[•]	[•]
Graham Hood	81,750	136,250	218,000	[•]	[•]	[•]
Mark Irion.......................	48,750	81,250	130,000	[•]	[•]	[•]
Wes Parks	22,500	37,500	60,000	[•]	[•]	[•]
Henry Lawson	22,500	37,500	60,000	[•]	[•]	[•]
John Anderson	22,500	37,500	60,000	[•]	[•]	[•]
Brad Nowell....................	13,875	23,125	37,000	[•]	[•]	[•]
Steven Settelmayer	13,875	23,125	37,000	[•]	[•]	[•]
Paula Papamarcos...........	11,625	19,375	31,000	[•]	[•]	[•]
Steve Michaels................	13,875	23,125	37,000	[•]	[•]	[•]
Tom Sutherland	11,625	19,375	31,000	[•]	[•]	[•]
Tammy Parham	5,250	8,750	14,000	[•]	[•]	[•]
Jim Horn	5,250	8,750	14,000	[•]	[•]	[•]
Bryant Becton.................	5,250	8,750	14,000	[•]	[•]	[•]
Bobby Corner	5,250	8,750	14,000	[•]	[•]	[•]
Total	283,875	494,499	778,374	[•]	[•]	[•]

* This Schedule of LLC Optionees shall be updated from time to time to reflect any adjustment with respect to any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Common Units, or to reflect any additional issuances of Common Units pursuant to this Agreement.

** This column reflects the Recapitalization.

NY\6520040.7 **DRAFT** 10-14-2014

NY\6520040.7 DRAFT 10-14-2014 Exhibit A FORM OF JOINDER AGREEMENT This JOINDER AGREEMENT, dated as of , 20 (this “Joinder”), is delivered pursuant to that certain Second Amended and Restated Limited Liability Company Agreement, dated as of [ ], 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LLC Agreement”) by and among Neff Holdings LLC, a Delaware limited liability company (the “Company”), Neff Corporation, a Delaware corporation and the managing member of the Company (the “Holdings”), and each of the Members from time to time party thereto. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the LLC Agreement. 1. Joinder to the LLC Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to Holdings, the undersigned hereby is and hereafter will be a Member under the LLC Agreement and a party thereto, with all the rights, privileges and responsibilities of a Member thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the LLC Agreement as if it had been a signatory thereto as of the date thereof. 2. Incorporation by Reference. All terms and conditions of the LLC Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full. 3. Address. All notices under the LLC Agreement to the undersigned shall be direct to: [Name] [Address] [City, State, Zip Code] Attn: Facsimile: E-mail: IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written. [NAME OF NEW MEMBER] By: Name: Title:

NY\6520040.7 DRAFT 10-14-2014 Acknowledged and agreed as of the date first set forth above: NEFF HOLDINGS LLC By: NEFF CORPORATION, its Managing Member By: Name: Title:

EXHIBIT C FORM OF IPO COMMON UNIT PURCHASE AGREEMENT [see attached]

NY\6528071.5 DRAFT 10-14-2014 COMMON UNIT PURCHASE AGREEMENT This COMMON UNIT PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of [ ], 2014, by and among Neff Corporation, a Delaware corporation (the “Corporation”), Neff Holdings LLC, a Delaware limited liability company (the “Company”), Wayzata Opportunities Fund II, L.P., a Delaware limited partnership (“Wayzata”), and Wayzata Opportunities Fund Offshore II, L.P., a Cayman Islands limited partnership (“Wayzata Offshore” and, together with Wayzata, the “Wayzata Funds”). RECITALS WHEREAS, the Corporation is contemplating an offer and sale of its shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock” and such shares, the “Shares”), to the public in an underwritten initial public offering (the “IPO”) pursuant to the Registration Statement (as defined herein); WHEREAS, the Corporation desires to use a portion of the net proceeds from the IPO to purchase Common Units (as defined below) of the Company, and the Company desires to issue its Common Units to the Corporation in exchange for such portion of the net proceeds from the IPO; WHEREAS, immediately prior to or simultaneous with the purchase by the Corporation of the Common Units and consummation of the other transactions contemplated by this Agreement, the Corporation, the Company and the Wayzata Funds will enter into that certain Second Amended and Restated Limited Liability Company Agreement of the Company in the form substantially set forth as Exhibit A hereto (such agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LLC Agreement”); WHEREAS, upon the Effective Time (as defined below) the Corporation will become the sole managing member of the Company, and the Wayzata Funds will become non-managing members of the Company but otherwise retain their units in the Company (which under the LLC Agreement are converted from “Class A Common Units” to Common Units), except as otherwise contemplated herein; and WHEREAS, the parties hereto intend for the Corporation’s contribution to the Company of the proceeds received from the Corporation’s IPO in exchange for Common Units to be treated as a contribution of property governed by Section 721(a) of the Internal Revenue Code of 1986, as amended; NOW, THEREFORE, in consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation, the Wayzata Funds and the Company agree as follows:

2 NY\6528071.5 DRAFT 10-14-2014 AGREEMENT ARTICLE I. DEFINITIONS Section 1.01 Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.01: “Common Units” means the “Common Units” of the Company as defined in the LLC Agreement. “Company” has the meaning set forth in the Preamble. “Corporation” has the meaning set forth in the Preamble. “Effective Time” means the “Effective Time” as defined in the LLC Agreement. “Encumbrance” means, with respect to any specified asset, any security interest, lien, mortgage, claim, charge, pledge, restriction, option, reservation, equitable interest, deed of trust, right of first refusal, easement, servitude or encumbrance of any nature. “Initial Closing” means the closing of the transactions contemplated in Sections 2.01, 2.02 and 2.04. “Initial Closing Date” has the meaning set forth in Section 2.03. “Initial Consideration” has the meaning set forth in Section 2.02. “Initial Units” has the meaning set forth in Section 2.01. “Initial Proceeds” means the net proceeds received by the Corporation in exchange for the issuance and sale of Shares in the IPO. Initial Proceeds will be calculated as the product of (a) the sum of (i) the price per share at which Shares are sold to the public in the IPO minus (ii) the aggregate underwriting discounts and commissions per share in such offering, multiplied by (b) the number of Shares sold to the public in the IPO without giving effect to any exercise of the Over-Allotment Option. For the avoidance of doubt, Initial Proceeds shall not include the Over- Allotment Proceeds. “IPO” has the meaning set forth in the Recitals. “LLC Agreement” has the meaning set forth in the Recitals. “Managing Underwriters” means Morgan Stanley & Co. LLC and Jefferies LLC. “Over-Allotment Closing” means the closing of the transactions contemplated in Section 3.01, 3.02 and 3.04. “Over-Allotment Closing Date” has the meaning set forth in Section 3.03.

3 NY\6528071.5 DRAFT 10-14-2014 “Over-Allotment Option” means the Underwriters’ option to purchase additional Shares from the Corporation in the IPO pursuant to the second paragraph of Section 2 of the Underwriting Agreement. “Over-Allotment Proceeds” means the net proceeds received by the Corporation in exchange for the issuance and sale of Shares in the IPO but solely as a result of the exercise, in whole or in part, by the Underwriters of the Over-Allotment Option. Over-Allotment Proceeds will be calculated as the product of (a) the sum of (i) the price per share at which Shares are sold to the public in the IPO minus (ii) the aggregate underwriting discounts and commissions per share in such offering, multiplied by (b) the number of Shares sold to the public in the IPO solely to the extent of any exercise of the Over-Allotment Option. For the avoidance of doubt, Over- Allotment Proceeds shall not include the Initial Proceeds. “Over-Allotment Units” has the meaning set forth in Section 3.01. “Prospectus” means the final prospectus for the IPO contained in the Registration Statement. “Registration Statement” means the Corporation’s registration statement on Form S-1, file no. 333-198559, as filed with the U.S. Securities and Exchange Commission on the date hereof, together with any other registration statement on Form S-1 that the Corporation may file in connection with the IPO in reliance on Rule 462(b) promulgated under the Securities Act. “Securities Act” means the U.S. Securities Act of 1933, as amended. “Shares” has the meaning set forth in the Recitals. “Transaction Documents” mean the transactional and organizational documents entered into contemporaneously with this Agreement by either the Company, the Corporation or the Wayzata Funds, as applicable, in connection with the IPO. “Underwriters” means each of the financial institutions identified in the Prospectus and in the Underwriting Agreement as an “underwriter” in the IPO, including without limitation the Managing Underwriters. “Underwriting Agreement” means that certain Underwriting Agreement, [dated the date hereof], by and among the Corporation and the managing underwriters, on behalf of the several Underwriters, with respect to the sale of Shares in the IPO. “Wayzata” has the meaning set forth in the Preamble. “Wayzata Funds” has the meaning set forth in the Preamble. “Wayzata Offshore” has the meaning set forth in the Preamble.

4 NY\6528071.5 DRAFT 10-14-2014 ARTICLE II. INITIAL CLOSING Section 2.01 Company Issuance of Common Units to Corporation. The Company hereby agrees to issue to the Corporation on the Initial Closing Date, and the Corporation hereby agrees to subscribe for, purchase and accept on the Initial Closing Date, free and clear of all Encumbrances, an aggregate number of Common Units equal to the aggregate number of Shares sold (excluding any Shares sold pursuant to the exercise of the Over-Allotment Option) in the IPO (such Common Units collectively, the “Initial Units”). Section 2.02 Consideration. The consideration for the Initial Units shall be an amount equal to the Initial Proceeds (the “Initial Consideration”). Section 2.03 Initial Closing. The Initial Closing shall be held at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022 at the time and date on which all the conditions set forth in Article VII have been satisfied or waived, or at such later time and date as the Corporation, the Company and the Wayzata Funds shall agree in writing (such time and date, the “Initial Closing Date”). Section 2.04 Initial Closing Deliverables. (a) The Company shall deliver, or cause to be delivered, the following documents to the Corporation at the Initial Closing: (i) (x) solely to the extent that the Common Units are certificated, a certificate or certificates representing the Initial Units being issued to the Corporation identifying the Corporation as the registered holder thereof or (y) if the Common Units are not certificated, evidence reasonably satisfactory to the Corporation that the Corporation has been registered as the holder of the Initial Units in the books and records of the Company (which evidence may be satisfied by the Schedule of Members attached to the LLC Agreement at the Effective Time, as modified to give effect to the Initial Closing); and (ii) all other customary documents, instruments or certificates as shall be reasonably requested by the Corporation and as shall be consistent with the terms of this Agreement; and (b) The Corporation shall deliver, or cause to be delivered, the following to the Company at the Initial Closing: (i) the Initial Consideration by wire transfer of immediately available funds to the following bank account of the Company: Bank [ ] Bank Address [ ] ABA Routing No. [ ] Account No. [ ] Beneficiary Name: Neff Holdings LLC

5 NY\6528071.5 DRAFT 10-14-2014 (ii) all other customary documents, instruments or certificates as shall be reasonably requested by the Company and as shall be consistent with the terms of this Agreement and which will not require any representations or warranties other than those set forth in Article IV. Section 2.05 Closing Costs; Transfer Taxes and Fees. The Company shall be solely responsible for the documentary and transfer taxes and any sales or other similar taxes, if any, imposed on the issuance and sale of the Initial Units by the Company to the Corporation under this Agreement, as well as any deficiency, interest or penalty asserted with respect thereto. ARTICLE III. OVER-ALLOTMENT CLOSING Section 3.01 Corporation Purchase of Additional Common Units from the Wayzata Funds. Solely to the extent that the Underwriters exercise the Over-Allotment Option, the Wayzata Funds hereby agree, severally and not jointly, to sell to the Corporation on the Over- Allotment Closing Date, and the Corporation hereby agrees to purchase and accept from the Wayzata Funds on the Over-Allotment Closing Date, free and clear of all Encumbrances, an aggregate number of Common Units equal to the aggregate number of Shares sold to the Underwriters solely pursuant to the exercise, in whole or in part, by the Underwriters of the Over-Allotment Option in the IPO (such Common Units collectively, the “Over-Allotment Units”). The Corporation and the Wayzata Funds hereby acknowledge and agree that the obligation of the Wayzata Funds to issue any Over-Allotment Units in connection with the Over- Allotment Option are contingent upon the Underwriters’ exercise of their Over-Allotment Option. If the Underwriters exercise their Over-Allotment Option in whole or in part, the Corporation will, contemporaneously with the sale of Shares by the Corporation to the Underwriters pursuant to the Over-Allotment Option, purchase an aggregate number of Over- Allotment Units from the Wayzata Funds equal to the aggregate number of Shares purchased by the Underwriters from the Corporation pursuant to the exercise of the Over-Allotment Option. The sale of such Over-Allotment Units by the Wayzata Funds shall be made pro rata between them, except for such adjustments as the Wayzata Funds may mutually agree between them in order to avoid any fractional interest in Common Units. Section 3.02 Consideration. The consideration for the Over-Allotment Units shall be an amount equal to the Over-Allotment Proceeds (the “Over-Allotment Consideration”). The Corporation shall pay the Over-Allotment Consideration to the Wayzata Funds ratably in the same proportion as the Wayzata Funds are selling to the Corporation the Over-Allotment Units. Section 3.03 Over-Allotment Closing. The Over-Allotment Closing shall be held at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022 at the time and date on which all the conditions set forth in Article VII have been satisfied or waived, or at such later time and date as the Corporation and the Wayzata Funds shall agree in writing (such time and date, the “Over-Allotment Closing Date”). Section 3.04 Over-Allotment Closing Deliverables.

6 NY\6528071.5 DRAFT 10-14-2014 (a) Each Wayzata Fund shall deliver, or cause to be delivered, the following documents to the Corporation at the Over-Allotment Closing: (i) solely to the extent that the Common Units are certificated, the certificate or certificates representing the Over-Allotment Units being sold to the Corporation (provided that, to the extent a certificate represents more than the exact number of Common Units to be delivered to the Corporation hereunder, then in lieu of the obligation to deliver such certificate(s) to the Corporation the applicable Wayzata Fund may surrender such certificate(s) to the Company for exchange into one or more certificates evidencing (x) the Common Units to be delivered to the Corporation pursuant to this Agreement, which shall be registered in the name of the Corporation and (y) the remaining Common Units to be retained by such Wayzata Fund); and (ii) all other customary documents, instruments or certificates as shall be reasonably requested by the Corporation and as shall be consistent with the terms of this Agreement and which will not require any representations or warranties other than those set forth in Article VI. (b) The Corporation shall deliver, or cause to be delivered, the following to the Wayzata Funds at the Over-Allotment Closing: (i) a letter executed by the Managing Underwriters on behalf of the several Underwriters evidencing the exercise of the Over-Allotment Option by the Underwriters in a form reasonably satisfactory to the Company, which clearly states the total number of Shares with respect to which the Over-Allotment Option has been exercised; (ii) the Over-Allotment Consideration by wire transfer of immediately available funds to the following bank account of the Wayzata Funds: For the Over-Allotment Consideration payable to Wayzata: Bank [ ] Bank Address [ ] ABA Routing No. [ ] Account No. [ ] Beneficiary Name: Wayzata Opportunities Fund II, L.P. For the Over-Allotment Consideration payable to Wayzata Offshore: Bank [ ] Bank Address [ ] ABA Routing No. [ ] Account No. [ ] Beneficiary Name: Wayzata Opportunities Fund Offshore II, L.P. (iii) all other customary documents, instruments or certificates as shall be reasonably requested by the Company and as shall be consistent with the terms of this Agreement; and

7 NY\6528071.5 DRAFT 10-14-2014 (c) The Company shall deliver, or cause to be delivered, the following documents to the Corporation at the Over-Allotment Closing: (i) (x) solely to the extent that the Common Units are certificated, a certificate or certificates representing the Initial Units being issued to the Corporation identifying the Corporation as the registered holder thereof or (y) if the Common Units are not certificated, evidence reasonably satisfactory to the Corporation that the Corporation has been registered as the holder of the Initial Units in the books and records of the Company (which evidence may be satisfied by the Schedule of Members attached to the LLC Agreement at the Effective Time, as modified to give effect to the Over- Allotment Closing); (ii) a duly authorized certificate in accordance with Treasury Regulation Section 1.1445-11T, certifying that fifty percent (50%) or more of the value of the gross assets of the Company does not consist of U.S. real property interests or that ninety percent (90%) or more of the value of the gross assets of the Company does not consist of U.S. real property interests plus cash or cash equivalents; and (iii) all other customary documents, instruments or certificates as shall be reasonably requested by the Corporation and as shall be consistent with the terms of this Agreement. Section 3.05 Closing Costs; Transfer Taxes and Fees. The Company shall be solely responsible for the documentary and transfer taxes and any sales or other similar taxes, if any, imposed on the sale and transfer by the Wayzata Funds of the Over-Allotment Units to the Corporation under this Agreement, as well as any deficiency, interest or penalty asserted with respect thereto. ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE COMPANY As of the date of this Agreement and as of each of the Initial Closing Date and, if applicable, the Over-Allotment Closing Date, the Company represents and warrants to the Corporation and the Wayzata Funds as follows: Section 4.01 Organization; Good Standing; Qualification. The Company is a limited liability company, duly organized and validly existing under the laws of the State of Delaware. The Company has the requisite power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is in good standing and qualified to do business in the State of Delaware and in each other jurisdiction where the failure to so qualify would have a material adverse effect on its business or financial condition or its ability to enter into this Agreement or to consummate the transactions contemplated hereby. Section 4.02 Authorization. The execution, delivery and performance of this Agreement and the issuance by the Company of the Initial Units have been duly authorized by the Company. This Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be

8 NY\6528071.5 DRAFT 10-14-2014 limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Section 4.03 Consents. Except as has been obtained or will be obtained prior to the Initial Closing and, if applicable, the Over-Allotment Closing, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or other third party on the part of the Company is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Section 4.04 Capitalization of the Company. Immediately prior to the execution and delivery of this Agreement, there are no Common Units issued and outstanding other than the Common Units issued the Wayzata Funds as set forth on the Schedule of Members to the LLC Agreement at the Effective Time (prior to giving effect to this Agreement). There are no outstanding options, warrants, rights (including conversion or preemptive rights), voting agreements, investor or other type of agreement with respect to the Common Units or other agreements for the purchase or acquisition from the Company of any Common Units, except for the LLC Options (as defined in the LLC Agreement) summarized on the Schedule of LLC Optionees to the LLC Agreement; provided, however, that the execution of any Transaction Document by the parties hereto either prior to, or contemporaneously with, this Agreement shall be expressly excluded from this Section 4.04. The assets and liabilities of the Company are as set forth in the financial statements included in the Prospectus as of the date indicated. Section 4.05 Regulation D Eligibility. None of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) promulgated under the Securities Act (a “Disqualification Event”) is applicable to the Company or any of its Rule 506(d) Related Parties except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean any person in a capacity (relative to the Company) specified in the first paragraph of Rule 506(d)(1) under the Securities Act. ARTICLE V. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION As of the date of this Agreement and as of each of the Initial Closing Date and, if applicable, the Over-Allotment Closing Date, the Corporation hereby represents and warrants to the Company and the Wayzata Funds as follows: Section 5.01 Organization; Good Standing; Qualification. The Corporation is a corporation duly organized and validly existing under the laws of the State of Delaware. The Corporation has the requisite power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Corporation is in good standing and qualified to do business in the State of Delaware and in each other jurisdiction where the failure to so qualify would have a material adverse effect on its ability to enter into this Agreement or to consummate the transactions contemplated hereby.

9 NY\6528071.5 DRAFT 10-14-2014 Section 5.02 Authorization. The execution, delivery and performance of this Agreement and the subscription to the Initial Units have been duly authorized by the Corporation. This Agreement constitutes the legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Section 5.03 Consents. Except as has been obtained or will be obtained prior to Initial Closing and, if applicable, the Over-Allotment Closing, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or other third party on the part of the Corporation is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Section 5.04 Investor Representations. (a) The Corporation is acquiring the Common Units from the Company for its own account as an investment and not with a view to sell, transfer or otherwise distribute all or any part thereof to any other person in any transaction that would constitute a “distribution” within the meaning of the Securities Act. (b) The Corporation acknowledges and agrees that (i) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Common Units and (ii) it can bear the economic risk of its investment in the Common Units. (c) The Corporation is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. (d) The Corporation understands that neither the offer nor sale of the Common Units by the Company hereunder has or will have been registered pursuant to the Securities Act or any applicable state securities laws, that all of the Common Units will be characterized as “restricted securities” under federal securities laws and that, under such laws and applicable regulations, none of the Units can be sold or otherwise disposed of without registration under the Securities Act or a valid exemption thereunder. (e) The Corporation acknowledges and agrees that it (i) has, without reliance on the Company or Wayzata, made its own inquiry and investigation into, and based thereon has formed an independent judgment concerning, the Company and the Common Units and (ii) has been furnished with, or given adequate access to, such information about the Company and the Common Units as it has requested. (f) The Corporation further acknowledges and agrees that (1) the only representations, warranties, covenants and agreements made in connection with its purchase of the Common Units from the Company are the representations, warranties, covenants and agreements made in this Agreement, and the Corporation has not relied upon any other representations or information made or supplied by or on behalf of the Company or its representatives, including any information provided by or through the Company’s advisors, and

10 NY\6528071.5 DRAFT 10-14-2014 that the Corporation will not have any right or remedy arising out of any such representation or other information and (2) any claims that the Corporation may have against the Company for breach of any representation or warranty shall be based solely on the representations and warranties set forth in Article IV (in the case of the Company) or set forth in Article VI (in the case of a Wayzata Fund). Section 5.05 Regulation D Eligibility. Neither the Corporation nor any of its shareholders, directors, executive officers or affiliates (the Corporation together with such Persons, the “Corporation Covered Persons”) are subject to a Disqualification Event, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Corporation has exercised reasonable care to determine whether any Corporation Covered Person is subject to a Disqualification Event. The purchase of Common Units from the Company by the Corporation will not subject the Company to any Disqualification Event. ARTICLE VI. REPRESENTATIONS AND WARRANTIES OF THE WAYZATA FUNDS. As of the date of this Agreement and as of the Over-Allotment Closing Date, each of the Wayzata Funds hereby represents and warrants, with respect to itself, to the Corporation as follows: Section 6.01 Organization; Good Standing; Qualification. Such Wayzata Fund is a limited partnership duly organized and validly existing under the laws of the State of Delaware. Such Wayzata Fund has the requisite power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. Such Wayzata Fund is in good standing and qualified to do business in the jurisdiction of its organization (to the extent such concept is applicable in such jurisdiction) and in each other jurisdiction where the failure to so qualify would have a material adverse effect on its ability to enter into this Agreement or to consummate the transactions contemplated hereby. Section 6.02 Authorization. The execution, delivery and performance of this Agreement and the sale of the Over-Allotment Units as contemplated hereby have been duly authorized by such Wayzata Fund. This Agreement constitutes the legal, valid and binding obligation of such Wayzata Fund, enforceable against such Wayzata Fund in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Section 6.03 Consents. Except as has been obtained or will be obtained prior to Over- Allotment Closing, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or other third party on the part of such Wayzata Fund is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Section 6.04 Title to Units. Such Wayzata Fund is the record and beneficial owner of, and has, and on the Over-Allotment Closing Date will have, valid and marketable title to the

11 NY\6528071.5 DRAFT 10-14-2014 Common Units to be sold by such Wayzata Fund to the Corporation pursuant to this Agreement, free and clear of all Encumbrances (other than such Encumbrances that will be extinguished upon the sale of the Common Units to the Corporation); and upon delivery of and payment for such Common Units hereunder, the Corporation will acquire valid and marketable title thereto, free and clear of any Encumbrances. Each Wayzata Fund is selling such Common Units to the Corporation for their own account and are not selling such Common Units for the benefit of the Company, the Corporation or any other person, and no part of the proceeds received by such Wayzata Fund in consideration of such sale of Common Units to the Corporation hereunder will inure, either directly or indirectly, to the benefit of the Company, the Corporation or any other person other than to the partners of such Wayzata Fund. ARTICLE VII. CONDITIONS TO CLOSING Section 7.01 Conditions to the Obligations of All Parties. The obligations of the parties under this Agreement are subject to the fulfillment or waiver of the following conditions: (a) There shall not have been issued and be in effect any order, decree or judgment of, or in, any court, tribunal of competent jurisdiction or governmental authority which makes the issuance by the Company of the Initial Units to the Corporation, the sale by the Wayzata Funds of the Over-Allotment Units to the Corporation, or any of the other transactions contemplated by this Agreement illegal or invalid; (b) The Corporation shall have entered into the Underwriting Agreement with respect to the IPO and all conditions to the consummation thereof shall have been, or will contemporaneously be, satisfied, except for conditions to be satisfied under this Agreement at the Initial Closing and, if applicable, the Over-Allotment Closing; (c) The Company shall have been recapitalized in the manner described in the Prospectus; and (d) The transactions described in the Prospectus under “Prospectus Summary—The Organizational Transactions” shall have been completed prior to, or will be completed contemporaneously with, the execution of this Agreement. Section 7.02 Condition to Obligations of the Corporation. In addition to the conditions specified in Section 7.01, the obligations of the Corporation under this Agreement are subject to the fulfillment or waiver of the following conditions: (a) all covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to each of the Initial Closing and, if applicable, the Over- Allotment Closing shall have been performed or complied with in all material respects; (b) each of the representations and warranties of the Company set forth in this Agreement that is qualified as to a material adverse effect shall be true and correct, and each of the representations and warranties of the Company set forth in this Agreement that is not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of each of the Initial Closing Date and, if applicable, the Over-Allotment

12 NY\6528071.5 DRAFT 10-14-2014 Closing Date as though made on and as of the Initial Closing Date and, if applicable, the Over- Allotment Closing Date (except to the extent in either case that such representations and warranties speak as of another date); (c) solely with respect to the Initial Closing, the Company shall have delivered, or caused to be delivered, to the Corporation instruments of transfer and other transaction documents, in form and substance reasonably satisfactory to the Corporation, to effect the issue of the Initial Units by the Company and the other transactions contemplated by this Agreement, including those documents identified in Section 2.04(a); and (d) solely with respect to the Over-Allotment Closing, if any, (i) each Wayzata Fund shall have delivered, or caused to be delivered, to the Corporation instruments of transfer and other transaction documents, in form and substance reasonably satisfactory to the Corporation, to effect the sale and transfer of the Over-Allotment Units by the Wayzata Funds and the other transactions contemplated by this Agreement, including those documents identified in Section 3.04(a) and (ii) the Company shall have delivered, or caused to be delivered, to the Corporation instruments of transfer and other transaction documents, in form and substance reasonably satisfactory to the Corporation, to effect the sale and transfer of the Over-Allotment Units by the Wayzata Funds and the other transactions contemplated by this Agreement, including those documents identified in Section 3.04(c). Section 7.03 Conditions to the Obligations of the Company. In addition to the conditions specified in Section 7.01, the obligations of the Company under this Agreement are subject to the fulfillment or waiver of the following conditions: (a) all covenants, agreements and conditions contained in this Agreement to be performed by the Corporation and the Wayzata Funds on or prior to the Initial Closing and, if applicable, the Over-Allotment Closing shall have been performed or complied with in all material respects; (b) each of the representations and warranties of the Corporation and the Wayzata Funds set forth in this Agreement that is qualified as to a material adverse effect shall be true and correct, and each of the representations and warranties of the Corporation set forth in this Agreement that is not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Initial Closing Date and, if applicable, the Over- Allotment Closing Date as though made on and as of the Initial Closing Date and, if applicable, the Over-Allotment Closing Date (except to the extent in either case that such representations and warranties speak as of another date); (c) solely with respect to the Initial Closing, the Corporation shall have delivered to the Company instruments of transfer and other transaction documents, in form and substance reasonably satisfactory to the Company, to effect the issue of the Initial Units by the Company and the other transactions contemplated by this Agreement, including those documents identified in Section 2.04(b); and (d) solely with respect to the Over-Allotment Closing, if any, (i) each Wayzata Fund shall have delivered, or caused to be delivered, to the Company instruments of transfer and other

13 NY\6528071.5 DRAFT 10-14-2014 transaction documents, in form and substance reasonably satisfactory to the Company, to effect the sale and transfer of the Over-Allotment Units by the Wayzata Funds and the other transactions contemplated by this Agreement, including those documents identified in Section 3.04(a) and (ii) the Corporation shall have delivered, or caused to be delivered, to the Company instruments of transfer and other transaction documents, in form and substance reasonably satisfactory to the Company, to effect the sale and transfer of the Over-Allotment Units by the Wayzata Funds and the other transactions contemplated by this Agreement, including those documents identified in Section 3.04(b). Section 7.04 Conditions to the Obligations of the Wayzata Funds. In addition to the conditions specified in Section 7.01, the obligations of each Wayzata Fund under this Agreement are subject to the fulfillment or waiver of the following conditions: (a) all covenants, agreements and conditions contained in this Agreement to be performed by the Corporation and by Company on or prior to the Initial Closing shall have been performed or complied with in all material respects; (b) each of the representations and warranties of the Corporation and of the Company set forth in this Agreement that is qualified as to a material adverse effect shall be true and correct, and each of the representations and warranties of the Corporation and of the Company set forth in this Agreement that is not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Over-Allotment Closing Date as though made on and as of the Over-Allotment Closing Date (except to the extent in either case that such representations and warranties speak as of another date); and (c) (i) the Corporation shall have delivered to each Wayzata Fund instruments of transfer and other transaction documents, in form and substance reasonably satisfactory to each Wayzata Fund, to effect the transfer of Over-Allotment Units by such Wayzata fund to the Corporation and the other transactions contemplated by this Agreement, including those documents identified in Section 3.04(b) and (ii) the Company shall have delivered to each Wayzata Fund instruments of transfer and other transaction documents, in form and substance reasonably satisfactory to each Wayzata Fund, to effect the transfer of Over-Allotment Units by such Wayzata fund to the Corporation and the other transactions contemplated by this Agreement, including those documents identified in Section 3.04(c). ARTICLE VIII. TERMINATION If the conditions set forth in Article VII are not satisfied or waived on or before the completion of the IPO or if the Registration Statement is withdrawn for any reason prior to that date, this Agreement shall become null and void and be of no further force or effect whatsoever and none of the Company, the Wayzata Funds or the Corporation shall have any further obligations hereunder or with respect hereto. To the extent that the Over-Allotment Option is not

14 NY\6528071.5 DRAFT 10-14-2014 exercised in full on or prior to 11:59 p.m. New York City time on [ ], 20[ ]1, all obligations of the Wayzata Funds hereunder will terminate and be extinguished as of such time and date. ARTICLE IX. COVENANTS Section 9.01 Further Assurances. From time to time after the date of this Agreement, the Corporation shall deliver or cause to be delivered to the Company and the Wayzata Funds such further documents and instruments and shall do and cause to be done such further acts as the Company and the Wayzata Funds shall reasonably request to carry out more effectively the provisions and purposes of this Agreement. From time to time after the date of this Agreement, the Company shall deliver or cause to be delivered to the Corporation and the Wayzata Funds such further documents and instruments and shall do and cause to be done such further acts as the Corporation and the Wayzata Funds shall reasonably request to carry out more effectively the provisions and purposes of this Agreement. From time to time after the date of this Agreement, each Wayzata Fund shall deliver or cause to be delivered to the Corporation and the Company such further documents and instruments and shall do and cause to be done such further acts as the Corporation and the Company Funds shall reasonably request to carry out more effectively the provisions and purposes of this Agreement; provided that no party hereto shall be required to make any representations or warranties except as and to the extent provided herein. Section 9.02 No Transfer or Encumbrance. Between the date hereof and each of the Initial Closing Date and, if applicable, the Over-Allotment Closing Date and except as specifically disclosed in the Prospectus, the Company shall not issue, grant, sell, transfer, pledge or otherwise hypothecate any additional Common Units or any rights to any Common Units; provided that the Company may and shall implement the stock split contemplated by the LLC Agreement. Between the date hereof and each of the Over-Allotment Closing Date and except as specifically disclosed in the Prospectus, the Wayzata Funds shall not sell, transfer, pledge or otherwise hypothecate any additional Common Units or any rights to any Common Units; provided that the Wayzata Funds may participate in the stock split contemplated by the LLC Agreement and may deliver Common Units to the Company or to the Corporation in accordance with this Agreement. Section 9.03 Conduct of the Business. Between the date hereof and each of the Initial Closing Date and, if applicable, the Over-Allotment Closing Date and except as specifically disclosed in the Prospectus, the Company shall (i) conduct the business of the Company in the ordinary course consistent with past practice, (ii) use all commercially reasonable efforts to (A) retain the services of its key employees, (B) preserve the Company’s relationships with material customers, suppliers, sponsors, licensees and creditors, and (C) maintain and keep the Company’s properties and assets in as good repair and condition as at present, ordinary wear and tear excepted, (iii) maintain its capital structure as it exists on the date of this Agreement, except as specifically contemplated hereunder. 1 NTD: To be 30 days after the date of the Underwriting Agreement.

15 NY\6528071.5 DRAFT 10-14-2014 ARTICLE X. MISCELLANEOUS Section 10.01 Governing Law; Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. (a) This Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law that would result in the application of the laws of any other jurisdiction. (b) Each of the parties hereto hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the District of Delaware for the purposes of any suit, action o other proceeding arising out of this Agreement, any related agreement or any transaction contemplated hereby or thereby. Each of the parties hereto hereby further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding with respect to any matters as to which it has submitted to jurisdiction in this paragraph. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, any related agreement or any transaction contemplated hereby or thereby in the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. (c) AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY. Section 10.02 Notices. All notices, demands or other communications to be given under or by reason of this Agreement shall be in writing and shall be deemed to have been received when delivered personally, or when transmitted by overnight delivery service, addressed as follows: If to the Corporation: Neff Corporation 3750 N.W. 87th Avenue, Suite 400 Miami, Florida 33178 Attention: Chief Financial Officer Fax: (305) 513-4156 with a copy to: Latham & Watkins LLP 885 Third Avenue

16 NY\6528071.5 DRAFT 10-14-2014 New York, NY 10022 Attention: Dennis D. Lamont, Esq. Fax: (212) 751-4864 If to the Company: Neff Holdings LLC 3750 N.W. 87th Avenue, Suite 400 Miami, Florida 33178 Attention: Chief Financial Officer Fax: (305) 513-4156 with a copy to: Latham & Watkins LLP 885 Third Avenue New York, NY 10022 Attention: Dennis D. Lamont, Esq. Fax: (212) 751-4864 If to any Wayzata Fund: Wayzata Opportunities Fund II, L.P. Wayzata Opportunities Fund Offshore II, L.P. c/o Wayzata Investment Partners LLC 701 East Lake Street, Suite 300 Wayzata, Minnesota 55391 Attn: [Ray Wallander] Fax: [(952) 345-8901] Any party to this Agreement may change its address for notices, demands and other communications under this Agreement by giving notice of such change to the other party hereto in accordance with this Section 10.02. Section 10.03 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any of the parties hereto and the closing of the transactions contemplated hereby. Section 10.04 Benefit of Parties; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns. This Agreement may not be assigned by any party without the prior written consent of the other parties to this Agreement, and any assignment without such consent shall be null and void. Nothing herein contained shall confer or is intended to confer on any third party or entity that is not a party to this Agreement any rights under this Agreement.

17 NY\6528071.5 DRAFT 10-14-2014 Section 10.05 Amendment. This Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed on behalf of each of the Corporation, the Company and each Wayzata Fund. Section 10.06 Waiver. No failure on the part of either party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of either party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver thereof; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Section 10.07 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. Section 10.08 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto and supersedes all other agreements and understandings between the parties hereto relating to the subject matter hereof. Section 10.09 Counterparts and Facsimiles. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other. The parties hereto may execute the signature pages hereof and exchange such signature pages by facsimile transmission. Section 10.10 Interpretation of Agreement. (a) As used in this Agreement, the words “include” and “including, “and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation.” (b) Unless otherwise specified, references in this Agreement to “Articles,” “Sections” and “Exhibits” are intended to refer to Articles and Sections of, and Exhibits to, this Agreement. (c) The Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. (d) Each party hereto and its counsel cooperated in drafting and preparation of this Agreement and the documents referred to in this Agreement. Any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived. [Signature pages follow]

[Signature Page to Common Unit Purchase Agreement] DRAFT 10-14-2014 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written. NEFF HOLDINGS LLC By: Name: Title: NEFF CORPORATION By: Name: Title: WAYZATA OPPORTUNITIES FUND II, L.P. By: WOF II GP, L.P., its General Partner By: WOF II GP, LLC, its General Partner By: Name: Title: WAYZATA OPPORTUNITIES FUND OFFSHORE II, L.P. By: WOFO II GP, L.P., its General Partner By: WOFO II GP, LLC, its General Partner By: Name: Title: By: Name: Title:

NY\6528071.5 DRAFT 10-14-2014 Exhibit A FORM OF LLC AGREEMENT [See attached]

EXHIBIT D FORM OF TAX RECEIVABLE AGREEMENT [see attached]

NY\6516862.10 DRAFT 10-14-2014 TAX RECEIVABLE AGREEMENT by and among NEFF CORPORATION WAYZATA OPPORTUNITIES FUND II, L.P. WAYZATA OPPORTUNITIES FUND OFFSHORE II, L.P. the several LLC OPTION HOLDERS (as defined herein) OTHER MEMBERS OF NEFF HOLDINGS LLC FROM TIME TO TIME PARTY HERETO Dated as of [•], 2014

i NY\6516862.10 DRAFT 10-14-2014 CONTENTS Page Article I. DEFINITIONS 2 Section 1.1 Definitions2 Section 1.2 Rules of Construction 11 Article II. DETERMINATION OF REALIZED TAX BENEFIT 12 Section 2.1 Basis Adjustments; Neff Holdings 754 Election 12 Section 2.2 Basis and Reverse 704(c) Schedules13 Section 2.3 Tax Benefit Schedules 13 Section 2.4 Procedures; Amendments 14 Article III. TAX BENEFIT PAYMENTS 15 Section 3.1 Timing and Amount of Tax Benefit Payments 15 Section 3.2 No Duplicative Payments 18 Section 3.3 Pro-Ration of Payments as Between the Members 18 Section 3.4 Optional Estimated Payment Procedure 19 Section 3.5 Changes; Reserves; Suspension of Payments 20 Article IV. TERMINATION 21 Section 4.1 Early Termination of Agreement; Breach of Agreement 21 Section 4.2 Early Termination Notice 23 Section 4.3 Payment Upon Early Termination 24 Article V. SUBORDINATION AND LATE PAYMENTS 24 Section 5.1 Subordination 24 Section 5.2 Late Payments by the Corporation 24 Article VI. TAX MATTERS; CONSISTENCY; COOPERATION 25 Section 6.1 Participation in the Corporation’s and Neff Holdings’ Tax Matters 25 Section 6.2 Consistency 25 Section 6.3 Cooperation 25 Article VII. MISCELLANEOUS26 Section 7.1 Notices 26 Section 7.2 Counterparts 27 Section 7.3 Entire Agreement; No Third Party Beneficiaries27 Section 7.4 Governing Law 27 Section 7.5 Severability 27

ii NY\6516862.10 DRAFT 10-14-2014 Section 7.6 Assignments; Amendments; Successors; No Waiver 27 Section 7.7 Titles and Subtitles 28 Section 7.8 Resolution of Disputes 28 Section 7.9 Reconciliation 30 Section 7.10 Withholding 30 Section 7.11 Admission of the Corporation into a Consolidated Group; Transfers of Corporate Assets 31 Section 7.12 Confidentiality 31 Section 7.13 Change in Law 32 Section 7.14 Interest Rate Limitation 32 Section 7.15 Independent Nature of Rights and Obligations 32 Exhibits Exhibit A - Form of Joinder Agreement

NY\6516862.10 DRAFT 10-14-2014 TAX RECEIVABLE AGREEMENT This TAX RECEIVABLE AGREEMENT (this “Agreement”), dated as of [ ], 2014, is hereby entered into by and among Neff Corporation, a Delaware corporation (the “Corporation”), Neff Holdings LLC, a Delaware limited liability company (“Neff Holdings”), each of the Members from time to time party hereto and the LLC Option Holders. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in Section 1.01. RECITALS WHEREAS, Neff Holdings is treated as a partnership for U.S. federal income tax purposes; WHEREAS, each of the members of Neff Holdings other than the Corporation (such members, together with each other Person who becomes party hereto by satisfying the Joinder Requirement, the “Members”) owns (or, in the case of such other Persons, will own) common limited liability company interests in Neff Holdings (the “Units”); WHEREAS, the Corporation is the managing member of Neff Holdings, and is the registered owner and will be the registered owner of Units; WHEREAS, on the date hereof and exclusive of the Over-Allotment Option (as defined below), the Corporation issued [ ] shares of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”) to certain purchasers in an initial public offering of its Class A Common Stock (the “IPO”) in exchange for net proceeds of approximately $[ ] million, after deducting underwriting discounts and commissions but before offering expenses; WHEREAS, on the date hereof, the Corporation used $[ ] million of the net proceeds from the IPO to acquire newly-issued Units directly from Neff Holdings (the “Corporation’s Capital Contribution”), which proceeds will be used to repay or prepay certain indebtedness of Neff Holdings and to pay the fees and expenses from the IPO; WHEREAS, on and after the date hereof, the Corporation may issue additional Class A Common Stock in connection with the IPO as a result of the exercise by the underwriters of their over-allotment option (the “Over-Allotment Option”) and, if the Over-Allotment Option is in fact exercised in whole or in part, any additional net proceeds0F will be used by the Corporation to purchase Units of Neff Holdings directly from Wayzata at a price equal to the price per share in the IPO, less underwriting discounts and commissions (a “Sale”); WHEREAS, on and after the date hereof, pursuant to Article XI of the LLC Agreement, each Member has the right, in its sole discretion, from time to time to require Neff Holdings to redeem (a “Redemption”) all or a portion of such Member’s Units for cash or Class A Common Stock; provided that, at the election of the Corporation in its sole discretion, the Corporation may effect a direct exchange (a “Direct Exchange”) of such cash or shares of Class A Common Stock for such Units;

2 NY\6516862.10 DRAFT 10-14-2014 WHEREAS, certain members of management of Neff Holdings and certain nonexecutive members of its board of managers (the “LLC Option Holders”) have existing options to acquire Units, which options may be exercised from time to time by the holder thereof in accordance with the terms thereof, whereupon such Person will be admitted as a member of Holdings, and it is anticipated that substantially simultaneous with such exercise such Person will become a Member; WHEREAS, Neff Holdings and any direct or indirect subsidiary (owned through a chain of pass-through entities) of Neff Holdings that is treated as a partnership for U.S. federal income tax purposes (together with Neff Holdings and any direct or indirect subsidiary (owned through a chain of pass-through entities) of Neff Holdings that is treated as a disregarded entity for U.S. federal income tax purposes, the “Neff Holdings Group”) will have in effect an election under Section 754 of the Code (as defined herein) for the Taxable Year (as defined herein) in which any Exchange (as defined below) occurs, which election will result in an adjustment to the Corporation’s share of the tax basis of the assets owned by the Neff Holdings Group as of the date of the Exchange, with a consequent result on the taxable income subsequently derived therefrom; and WHEREAS, the parties to this Agreement desire to provide for certain payments and make certain arrangements with respect to any tax benefits to be derived by the Corporation as the result of Exchanges and the receipt of payments under this Agreement, as contemplated by the LLC Agreement. NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows: ARTICLE I. DEFINITIONS Section 1.1 Definitions. As used in this Agreement, the terms set forth in this Article I shall have the following meanings (such meanings to be equally applicable to both (i) the singular and plural and (ii) the active and passive forms of the terms defined). “Actual Interest Amount” is defined in Section 3.1(b)(vii) of this Agreement. “Advisory Firm” means an accounting firm that is nationally recognized as being expert in Covered Tax matters and not an Affiliate of the Corporation, selected by the Corporation.1F 1 “Advisory Firm Letter” means a letter, that has been prepared by the Advisory Firm used by the Corporation in connection with the performance of its obligations under this Agreement, which states that the relevant Schedules, notices or other information to be provided by the Corporation to the Members, along with all supporting schedules and work papers, were 1 Note to draft: consider specifying Deloitte as the initial Advisory Firm

3 NY\6516862.10 DRAFT 10-14-2014 prepared in a manner that is consistent with the terms of this Agreement and, to the extent not expressly provided in this Agreement, on a reasonable basis in light of the facts and law in existence on the date such Schedules, notices or other information were delivered by the Corporation to the Members. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person. “Agreed Rate” means LIBOR plus 100 basis points. “Agreement” is defined in the preamble. “Amended Schedule” is defined in Section 2.4(b) of this Agreement. “Attributable” is defined in Section 3.1(b)(i) of this Agreement. “Audit Committee” means the audit committee of the Board. “Basis Adjustment” means the increase or decrease to the tax basis of, or the Corporation’s share of, the tax basis of the Reference Assets (i) under Section 734(b), 743(b) and 754 of the Code and, in each case, the comparable sections of U.S. state and local tax law (in situations where, following an Exchange, Neff Holdings remains in existence as an entity for tax purposes) and (ii) under Sections 732 and 1012 of the Code and, in each case, the comparable sections of U.S. state and local tax law (in situations where, as a result of one or more Exchanges, Neff Holdings becomes an entity that is disregarded as separate from its owner for tax purposes), in each case, as a result of any Exchange and any payments made under this Agreement. Notwithstanding any other provision of this Agreement, the amount of any Basis Adjustment resulting from an Exchange of one or more Units shall be determined without regard to any Pre-Exchange Transfer of such Units and as if any such Pre-Exchange Transfer had not occurred to the extent that such Pre-Exchange Transfer resulted in the partial or complete elimination of a future Basis Adjustment that the Corporation would have otherwise obtained pursuant to the terms of this Agreement. “Basis Schedule” is defined in Section 2.2 of this Agreement. “Beneficial Owner” means, with respect to any security, a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, with respect to such security and/or (ii) investment power, which includes the power to dispose of, or to direct the disposition of, such security. “Board” means the Board of Directors of the Corporation. “Book-Tax Disparity” means, with respect to any Reference Asset, as of the date of the Corporation’s Capital Contribution, the difference between the Book Value (as defined in the

4 NY\6516862.10 DRAFT 10-14-2014 LLC Agreement) of such Reference Asset and the adjusted basis thereof for U.S. federal income tax purposes as of such date. “Business Day” means any day excluding Saturday, Sunday and any day that is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in New York are closed. “Change Notice” is defined in Section 3.5(a) of this Agreement. “Change of Control” means the occurrence of any of the following events:2F 2 (1) (A) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended, or any successor provisions thereto (the “Exchange Act”) but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and excluding the Permitted Investors) shall become the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of voting stock of the Corporation entitling such “person” or “group” to cast more than thirty-five percent (35%) of the votes eligible to be cast in an election of directors of the Corporation and (B) the Permitted Investors shall own outstanding voting stock of the Corporation having a lesser percentage of the votes eligible to be cast in such an election of the Corporation at such time than the “person” or “group” in the foregoing clause (A); (2) the Corporation ceases to be the sole managing member of Neff Holdings; (3) the Corporation or any of its Subsidiaries acquires, by merger, consolidation or otherwise, assets with a gross fair market value, and/or equity interests in an entity with a gross enterprise value, in excess of 50% of the gross enterprise value of the Corporation on the date hereof; provided that for this purpose, the gross enterprise value of the Corporation on the date hereof shall be the fair market value of the outstanding shares of stock of the Corporation (based on the price per share in the IPO) plus the amount of the Corporation’s liabilities as of the date of the IPO; or (4) a “change of control” or similar defined term in any agreement governing indebtedness of Neff Holdings or any of its Subsidiaries with aggregate principal amount or aggregate commitments outstanding in excess of $25,000,000. Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Class A Common Stock and Class B Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and 2 INTD: Conform to what we end up with in our amended credit agreements (amendments are a work in process).

5 NY\6516862.10 DRAFT 10-14-2014 voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions. “Code” means the U.S. Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations promulgated thereunder. “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. “Corporation” is defined in the preamble to this Agreement. “Corporation’s Capital Contribution” is defined in the recitals to this Agreement. “Covered Taxes” means any and all U.S. federal, state, local and foreign taxes, assessments or similar chargers that are based on or measure with respect to net income or profits, whether as an exclusive or an alternative basis, and any interest related thereto. “Cumulative Net Realized Tax Benefit” is defined in Section 3.1(b)(iii) of this Agreement. “Default Rate” means LIBOR plus 500 basis points. “Default Rate Interest” is defined in Section 3.1(b)(ix) of this Agreement. “Determination” shall have the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of U.S. state tax law, as applicable, or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for tax. “Direct Exchange” is defined in the recitals to this agreement. “Dispute” is defined in Section 7.8(a) of this Agreement. “Early Termination Effective Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment. “Early Termination Notice” is defined in Section 4.2 of this Agreement. “Early Termination Payment” is defined in Section 4.3(b) of this Agreement. “Early Termination Rate” means the lesser of (i) 6.50% per annum, compounded annually, and (ii) the Agreed Rate. “Early Termination Reference Date” is defined in Section 4.2 of this Agreement. “Early Termination Schedule” is defined in Section 4.2 of this Agreement.

6 NY\6516862.10 DRAFT 10-14-2014 “Estimated Tax Benefit Payment” is defined in Section 3.4 of this Agreement. “Exchange” means any Sale, Direct Exchange, Redemption or Section 734(b) Distribution. “Exchange Date” means the date of any Exchange. “Expert” is defined in Section 7.9 of this Agreement. “Extension Rate Interest” is defined in Section 3.1(b)(viii) of this Agreement. “Final Payment Date” means any date on which a payment is required to be made pursuant to this Agreement. For the avoidance of doubt, the Final Payment Date in respect of a Tax Benefit Payment is determined pursuant to Section 3.1(a) of this Agreement. “GAAP” means generally accepted accounting principles in the United States, as in effect from time to time; provided, however, that if the Corporation notifies the Members that the Corporation requests an amendment to any provision hereof to eliminate the effect of any change in GAAP or in the application thereof occurring after the date of this Agreement (including through the adoption of International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto, “IFRS”) on the operation of such provision (or if the Members notify the Corporation that they request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through the adoption of IFRS), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. “Hypothetical Tax Liability” means, with respect to any Taxable Year, the hypothetical liability of the Corporation that would arise in respect of Covered Taxes, using the same methods, elections, conventions and similar practices used on the actual relevant Tax Returns of the Corporation but (i) calculating depreciation, amortization, or other similar deductions, or otherwise calculating any items of income, gain, or loss, using the Non-Adjusted Tax Basis as reflected on the Basis Schedule, including amendments thereto for the Taxable Year, (ii) disregarding the requirement under Treasury Regulation Sections 1.704-1(b)(2)(iv)(f)(4) and 1.704-1(b)(4)(i) to make Reverse 704(c) Allocations and (iii) excluding any deduction attributable to Imputed Interest or Actual Interest Amounts for the Taxable Year. For the avoidance of doubt, the Hypothetical Tax Liability shall be determined without taking into account the carryover or carryback of any tax item (or portions thereof) that is attributable to any of the items described in the previous sentence. “Imputed Interest” is defined in Section 3.1(b)(vi) of this Agreement. “Independent Directors” means the members of the Board who are “independent” under the standards set forth in Rule 10A-3 promulgated under the U.S. Securities Exchange Act of

7 NY\6516862.10 DRAFT 10-14-2014 1933, as amended, and the corresponding rules of the applicable exchange on which the Class A Common Stock is traded or quoted.3F 3 “IPO” is defined in the recitals to this Agreement “IRS” means the U.S. Internal Revenue Service. “Joinder” means a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement. “Joinder Requirement” is defined in Section 7.6(a) of this Agreement. “LIBOR” means during any period, a rate per annum equal to (i) the ICE LIBOR rate for a period of one year (“ICE LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing quotations of ICE LIBOR as may be designated by the Corporation from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such period, for dollar deposits (for delivery on the first day of such period) with a term equivalent to such period. “LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of Neff Holdings LLC, dated as of the date hereof, as such agreement may be further amended, restated, supplemented and/or otherwise modified from time to time. “LLC Option Holder” is defined in the recitals to this Agreement. “Market Value” shall mean the Common Unit Redemption Price, as defined in the LLC Agreement, determined as of an Early Termination Date. “Members” is defined in the recitals to this Agreement. “Neff Holdings” is defined in the recitals to this Agreement. “Net Tax Benefit” is defined in Section 3.1(b)(ii) of this Agreement. “Non-Adjusted Tax Basis” means, with respect to any Reference Asset at any time, the tax basis that such asset would have had at such time if no Basis Adjustments had been made. “Objection Notice” is defined in Section 2.4(a)(i) of this Agreement. “Over-Allotment Option” is defined in the recitals to this Agreement. 3 INTD: There is no single standard for “independent”, so I’ve used the audit committee independence requirements which will exclude anyone affiliated with the Corporation (i.e., Wayzata directors would not be independent for this purpose).

8 NY\6516862.10 DRAFT 10-14-2014 “Parties” means the parties named on the signature pages to this agreement and each additional party that satisfies the Joinder Requirement, in each case with their respective successors and assigns. “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity. “Permitted Investors” shall mean private investment funds managed by Wayzata Investment Partners, LLC and its Affiliates (excluding any portfolio company). “Pre-Exchange Transfer” means any transfer of one or more Units (including upon the death of a Member or upon the issuance of Units resulting from the exercise of an option to acquire such Units) (i) that occurs after the IPO but prior to an Exchange of such Units and (ii) to which Section 743(b) of the Code applies. “Realized Tax Benefit” is defined in Section 3.1(b)(iv) of this Agreement. “Realized Tax Detriment” is defined in Section 3.1(b)(v) of this Agreement. “Reconciliation Dispute” is defined in Section 7.9 of this Agreement. “Reconciliation Procedures” is defined in Section 2.4(a) of this Agreement. “Redemption” has the meaning in the recitals to this Agreement. “Reference Asset” means any tangible or intangible asset of Neff Holdings or any of its successors or assigns, and whether held directly by NEFF Holdings or indirectly by Neff Holdings through any entity in which Neff Holdings now holds or may subsequently hold an ownership interest, at the time of an Exchange. A Reference Asset also includes any asset the tax basis of which is determined, in whole or in part, by reference to the tax basis of an asset that is described in the preceding sentence, including “substituted basis property” within the meaning of Section 7701(a)(42) of the Code. “Reserve Notice” is defined in Section 3.5(b). “Reverse 704(c) Allocations” means, in accordance with Treasury Regulation Sections 1.704-1(b)(2)(iv)(f)(4) and 1.704-1(b)(4)(i), allocations of items of taxable income, gain, loss and deduction to take into account any Book-Tax Disparity of any Reference Asset on the date of the Corporation’s Capital Contribution in the same manner as under Section 704(c) of the Code using the traditional method as described in Treasury Regulation Section 1.704-3(b). “Reverse 704(c) Schedule” is defined in Section 2.2 of this Agreement “Sale” is defined in the recitals to this Agreement.

9 NY\6516862.10 DRAFT 10-14-2014 “Schedule” means any of the following: (i) a Basis Schedule, (ii) Reverse 704(c) Schedule, (iii) a Tax Benefit Schedule, or (iv) the Early Termination Schedule, and, in each case, any amendments thereto. “Section 734(b) Distribution” means any actual or deemed distribution to any Member by Neff Holdings to which Section 734(b)(1) of the Code (or any similar sections of U.S. state and local tax law) applies. “Senior Obligations” is defined in Section 5.1 of this Agreement. “Subsidiary” means, with respect to any Person and as of the date of any determination, any other Person as to which such Person, owns, directly or indirectly, or otherwise controls, more than 50% of the voting power or other similar interests, or the sole general partner interest, or managing member or similar interest, of such Person. “Subsidiary Stock” means any stock or other equity interest in any subsidiary entity of the Corporation that is treated as a corporation for U.S. federal income tax purposes. “Tax Benefit Payment” is defined in Section 3.1(b) of this Agreement. “Tax Benefit Schedule” is defined in Section 2.3(a) of this Agreement. “Tax Return” means any return, declaration, report or similar statement required to be filed with respect to taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return and declaration of estimated tax. “Taxable Year” means a taxable year of the Corporation as defined in Section 441(b) of the Code or comparable section of U.S. state or local tax law, as applicable (and, therefore, for the avoidance of doubt, may include a period of less than 12 months for which a Tax Return is made), ending on or after the closing date of the IPO. “Taxing Authority” shall mean any national, federal, state, county, municipal, or local government, or any subdivision, agency, commission or authority thereof, or any quasigovernmental body, or any other authority of any kind, exercising regulatory or other authority in relation to tax matters. “Termination Objection Notice” is defined in Section 4.2 of this Agreement. “Treasury Regulations” means the final, temporary, and (to the extent they can be relied upon) proposed regulations under the Code, as promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period. “True-Up” is defined in Section 3.4 of this Agreement. “U.S.” means the United States of America. “Units” is defined in the recitals to this Agreement.

10 NY\6516862.10 DRAFT 10-14-2014 “Valuation Assumptions” shall mean, as of an Early Termination Effective Date, the assumptions that: (1) in each Taxable Year ending on or after such Early Termination Effective Date, the Corporation will have taxable income sufficient to fully use the deductions arising from the Basis Adjustments, the Reverse 704(c) Allocations and the Imputed Interest during such Taxable Year or future Taxable Years (including, for the avoidance of doubt, Basis Adjustments and Imputed Interest that would result from future Tax Benefit Payments that would be paid in accordance with the Valuation Assumptions) in which such deductions would become available; (2) the U.S. federal income tax rates and U.S. state income tax rates that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Effective Date, except to the extent any change to such tax rates for such Taxable Year have already been enacted into law; (3) all taxable income of the Corporation will be subject to the maximum applicable tax rates for each Covered Tax throughout the relevant period; (4) any loss carryovers or carrybacks generated by any Basis Adjustment, Reverse 704(c) Allocations or Imputed Interest (including such Basis Adjustment and Imputed Interest generated as a result of payments under this Agreement) and available as of the date of the Early Termination Schedule will be used by the Corporation on a pro rata basis from the date of the Early Termination Schedule through the scheduled expiration date of such loss carryovers or carrybacks; (5) any non-amortizable assets (other than Subsidiary Stock) will be disposed of on the earlier of (i) the fifteenth anniversary of the applicable Basis Adjustment and (ii) the Early Termination Effective Date; (6) any Subsidiary Stock will be deemed never to be disposed of; (7) if, on the Early Termination Effective Date, (i) any Member has Units that have not been Exchanged, then such Units shall be deemed to be Exchanged for the Market Value of the shares of Class A Common Stock that would be received by such Member if such Units had been Exchanged on the Early Termination Effective Date, and such Member shall be deemed to receive the amount of cash such Member would have been entitled to pursuant to Section 4.3(a) had such Units actually been Exchanged on the Early Termination Effective Date and (ii) any LLC Option Holder has options that have not been exercised in exchange for Units, then such options shall be deemed to have been exercised in accordance with the terms thereof and such Units deemed to be received in connection with such exercise shall be deemed to be Exchanged for the Market Value of the shares of Class A Common Stock that would be received by such LLC Option Holder if such Units had been Exchanged on the Early Termination Effective Date, and such LLC Option Holder shall be deemed to receive the amount of cash such LLC Option Holder would have been entitled to pursuant to Section 4.3(a) had such options actually

11 NY\6516862.10 DRAFT 10-14-2014 been exercised and such Units actually been Exchanged on the Early Termination Effective Date; and (8) any payment obligations pursuant to this Agreement will be satisfied on the date that any Tax Return to which such payment obligation relates is required to be filed excluding any extensions. “Wayzata” means Wayzata Opportunities Fund II, L.P. and Wayzata Opportunities Fund Offshore II, L.P. Section 1.2 Rules of Construction. Unless otherwise specified herein: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) For purposes of interpretation of this Agreement: (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (ii) References in this Agreement to a Schedule, Article, Section, clause or sub-clause refer to the appropriate Schedule to, or Article, Section, clause or subclause in, this Agreement. (iii) References in this Agreement to dollars or “$” refer to the lawful currency of the United States of America. (iv) The term “including” is by way of example and not limitation. (v) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (d) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement. (e) Unless otherwise expressly provided herein, (a) references to organization documents (including the LLC Agreement), agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted hereby; and (b) references to any law (including the Code and the Treasury Regulations) shall

12 NY\6516862.10 DRAFT 10-14-2014 include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. ARTICLE II. DETERMINATION OF REALIZED TAX BENEFIT Section 2.1 Basis Adjustments; Neff Holdings 754 Election; Reverse 704(c) Allocations. (a) Basis Adjustments. (i) The Parties acknowledge and agree that (A) each Sale and each Direct Exchange shall give rise to Basis Adjustments and (B) each Redemption using cash or Class A Common Stock contributed to Neff Holdings by the Corporation shall be treated as a direct purchase of Units by the Corporation from the applicable Member pursuant to Section 707(a)(2)(B) of the Code that will give rise to Basis Adjustments. In connection with any Sale, Direct Exchange or Redemption, the Parties acknowledge and agree that pursuant to applicable law the Corporation’s share of the basis in the Reference Assets shall be increased by the excess, if any, of (A) the sum of (x) the Market Value of Class A Common Stock or the cash transferred to a Member pursuant to an Exchange as payment for the Units, (y) the amount of payments made pursuant to this Agreement with respect to such Exchange and (z) the amount of liabilities allocated to the Units acquired pursuant to the Exchange, over (B) the Corporation’s proportionate share of the basis of the Referenced Assets immediately after the Exchange attributable to the Units exchanged, determined as if each member of the Neff Holdings Group remains in existence as an entity for tax purposes and no member of the Neff Holdings Group made the election provided by Section 754 of the Code. (ii) The Parties acknowledge and agree that the Corporation’s Capital Contribution and the use of such proceeds to repay and prepay certain indebtedness of Neff Holdings may give rise to a Section 734(b) Distribution to Wayzata that will give rise to Basis Adjustments. In connection with any Section 734(b) Distribution, the Parties acknowledge and agree that pursuant to applicable law, Neff Holding’s basis in the Reference Assets shall be increased by (A) the amount of any gain recognized pursuant to Section 731(a)(1) of the Code by the Member or Members to whom the Section 734(b) Distribution was made or deemed made and (B) in the case of distributed property to which Section 732(a)(2) or (b) of the Code applies, the excess, if any, of (x) Neff Holding’s adjusted basis in property distributed to the relevant Member (as adjusted by Section 732(d) of the Code) immediately prior to the distribution over (y) the adjusted basis of such property in the hands of such Member as determined under Section 732 of the Code. For the avoidance of doubt, payments made under this Agreement shall not be treated as resulting in a Basis Adjustment to the extent such payments are treated as Imputed Interest or are Actual Interest Amounts. (b) Neff Holdings Section 754 Election. In its capacity as the sole managing member of Neff Holdings, the Corporation will ensure that, on and after the date hereof and continuing throughout the term of this Agreement, Neff Holdings and each of its direct and indirect

13 NY\6516862.10 DRAFT 10-14-2014 Subsidiaries that is treated as a partnership for U.S. federal income tax purposes will have in effect an election under Section 754 of the Code (and under any similar provisions of applicable U.S. state or local law). (c) Reverse 704(c) Allocations. The Parties acknowledge and agree that as a result of the Reverse 704(c) Allocations, the Corporation’s share of amortization and depreciation deductions for U.S. federal income tax purposes (and applicable state and local income tax purposes) as a Member of Neff Holdings will be increased from that which would have been allocated to the Corporation without regard to the requirement under Treasury Regulation Sections 1.704-1(b)(2)(iv)(f)(4) and 1.704-1(b)(4)(i) to make Reverse 704(c) Allocations. Section 2.2 Basis and Reverse 704(c) Schedules. Within thirty (30) calendar days after the filing of the U.S. federal income Tax Return of the Corporation for each relevant Taxable Year, the Corporation shall deliver to the Members (i) a schedule (the “Basis Schedule”) that shows, in reasonable detail as necessary in order to understand the calculations performed under this Agreement: (a) the Non-Adjusted Tax Basis of the Reference Assets as of each applicable Exchange Date; (b) the Basis Adjustments with respect to the Reference Assets as a result of the relevant Exchanges effected in such Taxable Year, calculated (I) in the aggregate (including Exchanges attributable to all Members) and (II) solely with respect to Exchanges by each Member; (c) the period (or periods) over which the Reference Assets are amortizable and/or depreciable; and (d) the period (or periods) over which each Basis Adjustment is amortizable and/or depreciable and (ii) a schedule (the “Reverse 704(c) Schedule”) that shows, in reasonable detail as necessary in order to understand the calculations performed under this Agreement, (x) allocations of Neff Holding’s items of income, gain, loss and depreciation without regard to any requirement to make Reverse 704(c) Allocations, (y) the Reverse Section 704(c) Allocations and (z) the period (or periods) over which the Reference Assets are amortizable and/or depreciable. The Basis Schedule and Reverse 704(c) Schedule will become final and binding on the Parties pursuant to the procedures set forth in Section 2.4(a) and may be amended by the Parties pursuant to the procedures set forth in Section 2.4(b). Section 2.3 Tax Benefit Schedules. (a) Tax Benefit Schedule. Within thirty (30) calendar days after the filing of the U.S. federal income Tax Return of the Corporation for any Taxable Year in which there is a Realized Tax Benefit or Realized Tax Detriment, the Corporation shall provide to the Members a schedule showing, in reasonable detail, the calculation of the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year (a “Tax Benefit Schedule”). The Tax Benefit Schedule will become final and binding on the Parties pursuant to the procedures set forth in Section 2.4(a), and may be amended by the Parties pursuant to the procedures set forth in Section 2.4(b). (b) Applicable Principles. Subject to the provisions of this Agreement, the Realized Tax Benefit or Realized Tax Detriment for each Taxable Year is intended to measure the decrease or increase in the actual liability of the Corporation for Covered Taxes for such Taxable Year attributable to the Basis Adjustments, Reverse 704(c) Allocations, Imputed Interest, and Actual Interest Amounts, as determined using a “with and without” methodology described in Section 2.4(a). Carryovers or carrybacks of any Tax item attributable to any Basis Adjustment,

14 NY\6516862.10 DRAFT 10-14-2014 Reverse 704(c) Allocations, Imputed Interest, or Actual Interest Amounts shall be considered to be subject to the rules of the Code and the Treasury Regulations or the appropriate provisions of U.S. state and local tax law, as applicable, governing the use, limitation and expiration of carryovers or carrybacks of the relevant type. If a carryover or carryback of any Tax item includes a portion that is attributable to a Basis Adjustment, Reverse 704(c) Allocations, Imputed Interest, or Actual Interest Amounts (a “TRA Portion”) and another portion that is not (a “Non- TRA Portion”), such portions shall be considered to be used in accordance with the “with and without” methodology so that: (i) the amount of any Non-TRA Portion is deemed utilized first, followed by the amount of any TRA Portion (with the TRA Portion being applied on a proportionate basis consistent with the provisions of Section 3.3(a)); and (ii) in the case of a carryback of a Non-TRA Portion, such carryback shall not affect the original “with and without” calculation made in the prior Taxable Year. The Parties agree that (i) all Tax Benefit Payments attributable to a Sale, Direct Exchange or Redemption will (A) be treated as subsequent upward purchase price adjustments that give rise to further Basis Adjustments for the Corporation and (B) have the effect of creating additional Basis Adjustments for the Corporation in the year of payment, and (ii) as a result, such additional Basis Adjustments will be incorporated into the current Taxable Year continuing until any incremental current Taxable Year benefits equal an immaterial amount. Section 2.4 Procedures; Amendments. (a) Procedures. Each time the Corporation delivers an applicable Schedule to the Members under this Agreement, including any Amended Schedule delivered pursuant to Section 2.4(b), but excluding any Early Termination Schedule or amended Early Termination Schedule delivered pursuant to the procedures set forth in Section 4.2, the Corporation shall also: (x) deliver supporting schedules and work papers, as determined by the Corporation or as reasonably requested by any Member, that provide a reasonable level of detail regarding the data and calculations that were relevant for purposes of preparing the Schedule; (y) deliver an Advisory Firm Letter supporting such Schedule; and (z) allow the Members and their advisors to have reasonable access to the appropriate representatives, as determined by the Corporation or as reasonably requested by the Members, at the Corporation and the Advisory Firm in connection with a review of such Schedule. Without limiting the generality of the preceding sentence, the Corporation shall ensure that any Tax Benefit Schedule that is delivered to the Members, along with any supporting schedules and work papers, provides a reasonably detailed presentation of the calculation of the actual liability of the Corporation for Covered Taxes (the “with” calculation) and the Hypothetical Tax Liability of the Corporation (the “without” calculation), and identifies any material assumptions or operating procedures or principles that were used for purposes of such calculations. An applicable Schedule or amendment thereto shall become final and binding on the Parties thirty (30) calendar days from the date on which the Members first received the applicable Schedule or amendment thereto unless: (i) a Member within thirty (30) calendar days after receiving the applicable Schedule or amendment thereto, provides the Corporation with (A) written notice of a material objection to such Schedule that is made in good faith and that sets forth in reasonable detail such Member’s material objection (an “Objection Notice”) and (B) a

15 NY\6516862.10 DRAFT 10-14-2014 letter from an Advisory Firm (that is different from the Advisory Firm that was used by the Corporation to prepare the Schedule at issue) in support of such Objection Notice; or (ii) each Member provides a written waiver of its right to deliver an Objection Notice within the time period described in clause (i) above, in which case such Schedule or amendment thereto becomes binding on the date the waiver from all Members is received by the Corporation. In the event that a Member timely delivers an Objection Notice pursuant to clause (i) above, and if the Parties, for any reason, are unable to successfully resolve the issues raised in the Objection Notice within thirty (30) calendar days after receipt by the Corporation of the Objection Notice, the Corporation and the Member shall employ the reconciliation procedures as described in Section 7.9 of this Agreement (the “Reconciliation Procedures”). For the avoidance of doubt, and notwithstanding anything to the contrary herein, the expense of preparing and obtaining the letter from an Advisory Firm referenced in clause (i) above shall be borne solely by the Member and the Corporation shall have no liability with respect to such letter or any of the expenses associated with its preparation and delivery. (b) Amended Schedule. The applicable Schedule for any Taxable Year may be amended from time to time by the Corporation: (i) in connection with a Determination affecting such Schedule; (ii) to correct inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was originally provided to the Member; (iii) to comply with an Expert’s determination under the Reconciliation Procedures applicable to this Agreement; (iv) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other Tax item to such Taxable Year; (v) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year; or (vi) to adjust a Basis Schedule to take into account any Tax Benefit Payments made pursuant to this Agreement (any such Schedule, an “Amended Schedule”). ARTICLE III. TAX BENEFIT PAYMENTS Section 3.1 Timing and Amount of Tax Benefit Payments. (a) Timing of Payments. Except as provided in Sections 3.4 and 3.5, and subject to Sections 3.2 and 3.3, within three (3) Business Days following the date on which each Tax Benefit Schedule that is required to be delivered by the Corporation to the Members pursuant to Section 2.3(a) of this Agreement becomes final in accordance with Section 2.4(a) of this Agreement, the Corporation shall pay to each relevant Member the Tax Benefit Payment as determined pursuant to Section 3.1(b). Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to the bank account previously designated by such Members or as otherwise agreed by the Corporation and such Members. For the avoidance of doubt, the Members shall not be required under any circumstances to return any portion of any

16 NY\6516862.10 DRAFT 10-14-2014 Tax Benefit Payment previously paid by the Corporation to the Members (including any portion of any Estimated Tax Benefit Payment or any Early Termination Payment). (b) Amount of Payments. For purposes of this Agreement, a “Tax Benefit Payment” with respect to any Member means an amount, not less than zero, equal to the sum of: (i) the Net Tax Benefit that is Attributable to such Member (including Imputed Interest calculated in respect of such amount); and (ii) the Actual Interest Amount. (i) Attributable. A Net Tax Benefit is “Attributable” to a Member to the extent that it is derived from any Basis Adjustment, Imputed Interest, or Actual Interest Amount that is attributable to an Exchange undertaken by or with respect to such Member or is attributable to a Reverse Section 704(c) Allocation that otherwise would have been allocated to such Member if Neff Holdings was not required to make such Reverse Section 704(c) Allocation. (ii) Net Tax Benefit. The “Net Tax Benefit” for a Taxable Year equals the amount of the excess, if any, of (x) 85% of the Cumulative Net Realized Tax Benefit as of the end of such Taxable Year over (y) the aggregate amount of all Tax Benefit Payments previously made to such Member under this Section 3.1. For the avoidance of doubt, if the Cumulative Net Realized Tax Benefit as of the end of any Taxable Year is less than the aggregate amount of all Tax Benefit Payments previously made to a Member, such Member shall not be required to return any portion of any Tax Benefit Payment previously made by the Corporation to such Member. (iii) Cumulative Net Realized Tax Benefit. The “Cumulative Net Realized Tax Benefit” for a Taxable Year equals the cumulative amount of Realized Tax Benefits for all Taxable Years of the Corporation, up to and including such Taxable Year, net of the cumulative amount of Realized Tax Detriments for the same period. The Realized Tax Benefit and Realized Tax Detriment for each Taxable Year shall be determined based on the most recent Tax Benefit Schedule or Amended Schedule, if any, in existence at the time of such determination. (iv) Realized Tax Benefit. The “Realized Tax Benefit” for a Taxable Year equals the excess, if any, of the Hypothetical Tax Liability over the actual liability of the Corporation for Covered Taxes. If all or a portion of the actual liability for such Covered Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination. (v) Realized Tax Detriment. The “Realized Tax Detriment” for a Taxable Year equals the excess, if any, of the actual liability of the Corporation for Covered Taxes over the Hypothetical Tax Liability for such Taxable Year. If all or a portion of the actual liability for such Covered Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.

17 NY\6516862.10 DRAFT 10-14-2014 (vi) Imputed Interest. The principles of Sections 1272, 1274, or 483 of the Code, as applicable, and the principles of any similar provision of U.S. state and local law, will apply to cause a portion of any Net Tax Benefit payable by the Corporation to a Member under this Agreement to be treated as imputed interest (“Imputed Interest”). For the avoidance of doubt, the deduction for the amount of Imputed Interest as determined with respect to any Net Tax Benefit payable by the Corporation to a Member shall be excluded in determining the Hypothetical Tax Liability of the Corporation for purposes of calculating Realized Tax Benefits and Realized Tax Detriments pursuant to this Agreement. (vii) Actual Interest Amount. The “Actual Interest Amount” calculated in respect of the Net Tax Benefit for a Taxable Year will equal the amount of any Extension Rate Interest. For the avoidance of doubt, any deduction for any Actual Interest Amount as determined with respect to any Net Tax Benefit payable by the Corporation to a Member shall be excluded in determining the Hypothetical Tax Liability of the Corporation for purposes of calculating Realized Tax Benefits and Realized Tax Detriments pursuant to this Agreement. (viii) Extension Rate Interest. Subject to Section 3.4, the amount of “Extension Rate Interest” calculated in respect of the Net Tax Benefit (including previously accrued Imputed Interest) for a Taxable Year will equal interest calculated at the Agreed Rate from the due date (without extensions) for filing the U.S. federal income Tax Return of the Corporation for such Taxable Year until the date on which the Corporation makes a timely Tax Benefit Payment to the Member on or before the Final Payment Date as determined pursuant to Section 3.1(a). (ix) Default Rate Interest. In the event that the Corporation does not make timely payment of all or any portion of a Tax Benefit Payment to a Member on or before the Final Payment Date as determined pursuant to Section 3.1(a), the amount of “Default Rate Interest” calculated in respect of the Net Tax Benefit (including previously accrued Imputed Interest and Extension Rate Interest) for a Taxable Year will equal interest calculated at the Default Rate from the Final Payment Date for a Tax Benefit Payment as determined pursuant to Section 3.1(a) until the date on which the Corporation makes such Tax Benefit Payment to such Member. For the avoidance of doubt, the amount of any Default Rate Interest as determined with respect to any Net Tax Benefit payable by the Corporation to a Member shall be included in the Hypothetical Tax Liability of the Corporation for purposes of calculating Realized Tax Benefits and Realized Tax Detriments pursuant to this Agreement. (x) The Corporation and the Members hereby acknowledge and agree that, as of the date of this Agreement and as of the date of any future Exchange that may be subject to this Agreement, the aggregate value of the Tax Benefit Payments cannot be reasonably ascertained for U.S. federal income or other applicable tax purposes. (c) Interest. The provisions of Section 3.1(b) are intended to operate so that interest will effectively accrue in respect of the Net Tax Benefit for any Taxable Year as follows:

18 NY\6516862.10 DRAFT 10-14-2014 (i) first, at the applicable rate used to determine the amount of Imputed Interest under the Code (from the relevant Exchange Date or date on which the relevant Tax Benefit Payment was made until the due date (without extensions) for filing the U.S. federal income Tax Return of the Corporation for such Taxable Year); (ii) second, at the Agreed Rate in respect of any Extension Rate Interest (from the due date (without extensions) for filing the U.S. federal income Tax Return of the Corporation for such Taxable Year until the Final Payment Date for a Tax Benefit Payment as determined pursuant to Section 3.1(a)); and (iii) third, at the Default Rate in respect of any Default Rate Interest (from the Final Payment Date for a Tax Benefit Payment as determined pursuant to Section 3.1(a) until the date on which the Corporation makes the relevant Tax Benefit Payment to a Member). Section 3.2 No Duplicative Payments. It is intended that the provisions of this Agreement will not result in the duplicative payment of any amount (including interest) that may be required under this Agreement, and the provisions of this Agreement shall be consistently interpreted and applied in accordance with that intent. For purposes of this Agreement, and also for the avoidance of doubt, no Tax Benefit Payment shall be calculated or made in respect of any estimated tax payments, including, without limitation, any estimated U.S. federal income tax payments. Section 3.3 Pro-Ration of Payments as Between the Members. (a) Insufficient Taxable Income. Notwithstanding anything in Section 3.1(b) to the contrary, if the aggregate potential Covered Tax benefit of the Corporation as calculated with respect to the Basis Adjustments, Reverse Section 704(c) Allocations, Imputed Interest, and Actual Interest Amounts is limited in a particular Taxable Year because the Corporation does not have sufficient actual taxable income, then the available Covered Tax benefit for the Corporation shall be allocated among the Members in proportion to the respective Tax Benefit Payment that would have been payable if the Corporation had in fact had sufficient taxable income so that there had been no such limitation. As an illustration of the intended operation of this Section 3.3(a), if the Corporation had $200 of aggregate potential Covered Tax benefits with respect to the Basis Adjustments, Reverse Section 704(c) Allocations, Imputed Interest, and Actual Interest Amounts in a particular Taxable Year (with $50 of such Covered Tax benefits being attributable to Member 1 and $150 of such Covered Tax benefits being attributable to Member 2), such that Member 1 would have potentially been entitled to a Tax Benefit Payment of $42.50 and Member 2 would have been entitled to a Tax Benefit Payment of $127.50 if the Corporation had $200 of taxable income, and if at the same time the Corporation only had $100 of actual taxable income in such Taxable Year, then $25 of the aggregate $100 actual Covered Tax benefit for the Corporation for such Taxable Year would be allocated to Member 1 and $75 of the aggregate $100 actual Covered Tax benefit for the Corporation would be allocated to Member 2, such that Member 1 would receive a Tax Benefit Payment of $21.25 and Member 2 would receive a Tax Benefit Payment of $63.75.

19 NY\6516862.10 DRAFT 10-14-2014 (b) Late Payments. If for any reason the Corporation is not able to timely and fully satisfy its payment obligations under this Agreement in respect of a particular Taxable Year, then Default Rate Interest will begin to accrue pursuant to Section 5.2 and the Corporation and other Parties agree that (i) the Corporation shall pay the Tax Benefit Payments due in respect of such Taxable Year to each Member pro rata, without favoring one obligation over the other, and (ii) no Tax Benefit Payment shall be made in respect of any Taxable Year until all Tax Benefit Payments to all Members in respect of all prior Taxable Years have been made in full. Section 3.4 Optional Estimated Payment Procedure. As long as the Corporation is current in respect of its payment obligations owed to each Member pursuant to this Agreement and there are no delinquent Tax Benefit Payments (including interest thereon) outstanding in respect of prior Taxable Years for any Member, the Corporation may, at any time on or after the due date (without extensions) for filing the U.S. federal income Tax Return of the Corporation for a Taxable Year and at the Corporation’s option, in its sole discretion, make one or more estimated payments to the Members in respect of any anticipated amounts to be owed with respect to a Taxable Year to the Members pursuant to Section 3.1 of this Agreement (any such estimated payments referred to as an “Estimated Tax Benefit Payment”); provided that any Estimated Tax Benefit Payment made to a Member pursuant to this Section 3.4 is matched by a proportionately equal Estimated Tax Benefit Payment to all other Members then entitled to a Tax Benefit Payment. Any Estimated Tax Benefit Payment made under this Section 3.4 shall be paid by the Corporation to the Members and applied against the final amount of any expected Tax Benefit Payment to be made pursuant to Section 3.1. The payment of an Estimated Tax Benefit Payment by the Corporation to the Members pursuant to this Section 3.4 shall also terminate the obligation of the Corporation to make payment of any Extension Rate Interest that might have otherwise accrued with respect to the proportionate amount of the Tax Benefit Payment that is being paid in advance of the applicable Tax Benefit Schedule being finalized pursuant to Section 2.4. Upon the making of any Estimated Tax Benefit Payment pursuant to this Section 3.4, the amount of such Estimated Tax Benefit Payment shall first be applied to any estimated Extension Rate Interest, then to Imputed Interest, and then applied to the remaining residual amount of the Tax Benefit Payment to be made pursuant to Section 3.1. In determining the final amount of any Tax Benefit Payment to be made pursuant to Section 3.1, and for purposes of finalizing the Tax Benefit Schedule pursuant to Section 2.4, the amount of any Estimated Tax Benefit Payments that may have been made with respect to the Taxable Year shall be increased, if the finally determined Tax Benefit Payment for a Taxable Year exceeds the Estimated Tax Benefit Payments made for such Taxable Year, with such increase being paid by the Corporation to the Members along with an appropriate amount of Extension Rate Interest in respect of the amount of such increase (a “True-Up”). If the Estimated Tax Benefit Payment for a Taxable Year exceeds the finally determined Tax Benefit Payment for such Taxable Year, such excess, along with an appropriate amount of Extension Rate Interest in respect of such excess (being charged by the Corporation to the Member), shall be applied to reduce the amount of any subsequent future Tax Benefit Payments (including Estimated Tax Benefit Payments, if any) to be paid by the Corporation to such Member. As of the date on which any Estimated Tax Benefit Payments are made, and as of the date on which any True-Up is made, all such payments shall be made in the same manner and subject to the same terms and conditions as otherwise contemplated by Section 3.1 and all other applicable terms of this Agreement. For the avoidance of doubt, as is the case with Tax Benefit Payments made by the Corporation to the Members pursuant to

20 NY\6516862.10 DRAFT 10-14-2014 Section 3.1, the amount of any Estimated Tax Benefit Payments made pursuant to this Section 3.4 that are attributable to a Sale, Direct Exchange or Redemption shall also be treated, in part, as subsequent upward purchase price adjustments that give rise to Basis Adjustments in the Taxable Year of payment and as of the date on which such payments are made (to the extent of the estimated Net Tax Benefit associated with such Estimated Tax Benefit Payment, less any Imputed Interest, and exclusive of any Extension Rate Interest). Section 3.5 Changes; Reserves; Suspension of Payments. (a) Receipt of Change Notice. If any Party, or any Affiliate or Subsidiary of any Party, receives a 30-day letter, a final audit report, a statutory notice of deficiency, or similar written notice from any Taxing Authority relating to the amount of the Net Tax Benefit calculated for purposes of this Agreement, or relating to any other material tax matter that is relevant to the terms of this Agreement and the calculation of the Tax Benefit Payments that may be payable by the Corporation to the Members (a “Change Notice”), prompt written notification and a copy of the relevant Change Notice shall be delivered by the Party, or its Affiliate or Subsidiary, that received such Change Notice to each other Party. (b) Receipt of Reserve Notice. Prior to the delivery of any Tax Benefit Schedule or other Schedule by the Corporation to the Members pursuant to Section 2.4, the auditors for the Corporation shall consult with the management of the Corporation and, if necessary, the Advisory Firm or other legal or accounting advisors to the Corporation regarding the substantive tax issues and related conclusions that underlie the calculations related to the determination of the Tax Benefit Payments required under this Agreement. If, following such consultation, the auditors for the Corporation reasonably determine that a tax reserve or contingent liability must be established by the Corporation or Neff Holdings for financial accounting purposes (as determined in accordance with GAAP) in relation to any past or future tax position that affects the amount of any past or future Tax Benefit Payments that have been made or that may be made under this Agreement, then the management of the Corporation shall notify the Audit Committee of such determination (a “Reserve Notice”). (c) Suspension of Payments. From and after the date on which a Change Notice or a Reserve Notice is received, any Tax Benefit Payments required to be made under this Agreement will, to the extent determined reasonably necessary by the Audit Committee after considering the potential tax implications of the Change Notice or the Reserve Notice, be paid by the Corporation to a national bank mutually agreeable to the Parties to act as escrow agent to hold such funds in escrow pursuant to an escrow agreement until a Determination is received (in the case of a Change Notice) or the relevant reserve is released or contingent liability is eliminated (in the case of a Reserve Notice). For purposes of the preceding sentence, and in particular for purposes of the Audit Committee’s determination of the amount to be placed in escrow pending a Determination (in the case of a Change Notice) or the release of a reserve or the elimination of a contingent liability (in the Case of a Reserve Notice), the Audit Committee: (i) will suspend all future Tax Benefit Payments required under this Agreement until the amount of such suspended Tax Benefit Payments at least equals 85% of the amount of the asserted deficiency in tax owed (in the case of a Change Notice) or 85% of the amount of the reserve or contingent liability (in the case of a Reserve Notice); and (ii) upon the suspension of Tax Benefit Payments in the

21 NY\6516862.10 DRAFT 10-14-2014 minimum amount contemplated by the preceding clause (i), may continue to suspend all or a portion of any future Tax Benefit Payments required under this Agreement. For the avoidance of doubt, the date on which the Corporation pays any such Tax Benefit Payments to the escrow agent shall be considered the date on which such Tax Benefit Payments are paid to the Members, including for purposes of determining the Actual Interest Amount and Default Rate Interest. (d) Release of Escrowed Funds. As of the date on which a reserve is released or contingent liability is eliminated (in the case of a Reserve Notice), and provided that no Change Notice has previously been issued and is still outstanding in relation to the same tax position that was the subject of the Reserve Notice, the relevant escrowed funds (along with any net interest earned on such funds, and less the out-of-pocket expenses incurred by the Corporation or Neff Holdings in administering the escrow) shall be distributed to the relevant Members. If a Determination is received (in the case of a Change Notice), and if such Determination results in no adjustment in any Tax Benefit Payments under this Agreement, and provided that no Reserve Notice has previously been issued and is still outstanding in relation to the same tax position that was the subject of the Change Notice, then the relevant escrowed funds (along with any net interest earned on such funds, and less the out-of-pocket expenses incurred by the Corporation or Neff Holdings in administering the escrow) shall be distributed to the relevant Members. If a Determination is received (in the case of a Change Notice), and if such Determination results in an adjustment in any Tax Benefit Payments under this Agreement, and provided that no Reserve Notice has previously been issued and is still outstanding in relation to the same tax position that was the subject of the Change Notice, then the relevant escrowed funds (along with any net interest earned on such funds) shall be distributed as follows: (i) first, to the Corporation or Neff Holdings in an amount equal to the out-of-pocket expenses incurred by the Corporation or Neff Holdings in administering the escrow and in contesting the Determination; and (ii) second, to the relevant Parties (which, for the avoidance of doubt and depending on the nature of the adjustments, may include the Corporation, Neff Holdings, or the relevant Members, or some combination thereof) in accordance with the relevant Amended Schedule prepared pursuant to Section 2.4 of this Agreement. ARTICLE IV. TERMINATION Section 4.1 Early Termination of Agreement; Breach of Agreement. (a) Corporation’s Early Termination Right. With the written approval of a majority of the Independent Directors, the Corporation may completely terminate this Agreement, as and to the extent provided herein, with respect to all amounts payable to the Members (for the avoidance of doubt, including the LLC Option Holders, who shall each be treated as a Member for this purpose) pursuant to this Agreement by paying to the Members the Early Termination Payment; provided that Early Termination Payments may be made pursuant to this Section 4.1(a) only if made to all Members that are entitled to such a payment simultaneously, and provided further, that the Corporation may withdraw any notice to execute its termination rights under this Section 4.1(a) prior to the time at which any Early Termination Payment has been paid. Upon the Corporation’ payment of the Early Termination Payment, the Corporation shall not have any further payment obligations under this Agreement, other than with respect to any: (i) prior Tax

22 NY\6516862.10 DRAFT 10-14-2014 Benefit Payments that are due and payable under this Agreement but that still remain unpaid as of the date of the Early Termination Notice; and (ii) current Tax Benefit Payment due for the Taxable Year ending on or including the date of the Early Termination Notice (except to the extent that the amount described in clause (ii) is included in the calculation of the Early Termination Payment). If an Exchange subsequently occurs with respect to Units for which the Corporation has exercised its termination rights under this Section 4.1(a), the Corporation shall have no obligations under this Agreement with respect to such Exchange. (b) Acceleration Upon Change of Control. In the event of a Change of Control, all obligations hereunder shall be accelerated and such obligations shall be calculated pursuant to this Article IV as if an Early Termination Notice had been delivered on the closing date of the Change of Control and utilizing the Valuation Assumptions by substituting the phrase “the closing date of a Change of Control” in each place where the phrase “Early Termination Effective Date” appears. Such obligations shall include, but not be limited to, (1) the Early Termination Payment calculated as if an Early Termination Notice had been delivered on the closing date of the Change of Control, (2) any Tax Benefit Payments agreed to by the Corporation and the Members as due and payable but unpaid as of the Early Termination Notice and (3) any Tax Benefit Payments due for any Taxable Year ending prior to, with or including the closing date of a Change of Control (except to the extent that any amounts described in clauses (2) or (3) are included in the Early Termination Payment). For the avoidance of doubt, Sections 4.2 and 4.3 shall apply to a Change of Control, mutadis mutandi. (c) Acceleration Upon Breach of Agreement. In the event that the Corporation materially breaches any of its material obligations under this Agreement, whether as a result of failure to make any payment when due, failure to honor any other material obligation required hereunder, or by operation of law as a result of the rejection of this Agreement in a case commenced under the Bankruptcy Code or otherwise, then all obligations hereunder shall be accelerated and become immediately due and payable upon notice of acceleration from such Member (provided that in the case of any proceeding under the Bankruptcy Code or other insolvency statute, such acceleration shall be automatic without any such notice), and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such notice of acceleration (or, in the case of any proceeding under the Bankruptcy Code or other insolvency statute, on the date of such breach) and shall include, but not be limited to: (i) the Early Termination Payment calculated as if an Early Termination Notice had been delivered on the date of such acceleration; (ii) any prior Tax Benefit Payments that are due and payable under this Agreement but that still remain unpaid as of the date of such acceleration; and (iii) any current Tax Benefit Payment due for the Taxable Year ending with or including the date of such acceleration. Notwithstanding the foregoing, in the event that the Corporation breaches this Agreement and such breach is not a material breach of a material obligation, a Member shall still be entitled to enforce all of its rights otherwise available under this Agreement, including potentially seeking an acceleration of amounts payable under this Agreement. For purposes of this Section 4.1(c), and subject to the following sentence, the Parties agree that the failure to make any payment due pursuant to this Agreement within thirty (30) days of the relevant Final Payment Date shall be deemed to be a material breach of a material obligation under this Agreement for all purposes of this Agreement, and that it will not be considered to be a material breach of a material obligation under this Agreement to make a payment due pursuant to this

23 NY\6516862.10 DRAFT 10-14-2014 Agreement within thirty (30) days of the relevant Final Payment Date. For the avoidance of doubt, a suspension of payments pursuant to Section 3.5 will not be considered to be a failure to make a payment due pursuant to this Agreement. Notwithstanding anything in this Agreement to the contrary, it shall not be a material breach of a material obligation of this Agreement if the Corporation fails to make any Tax Benefit Payment within thirty (30) days of the relevant Final Payment Date to the extent that the Corporation has insufficient funds, or cannot take commercially reasonable actions to obtain sufficient funds, to make such payment; provided that the interest provisions of Section 5.2 shall apply to such late payment (unless the Corporation does not have sufficient funds to make such payment as a result of limitations imposed by any Senior Obligations, in which case Section 5.2 shall apply, but the Default Rate shall be replaced by the Agreed Rate). Section 4.2 Early Termination Notice. If the Corporation chooses to exercise its right of early termination under Section 4.1 above, the Corporation shall deliver to the Members a notice of the Corporation’s decision to exercise such right (an “Early Termination Notice”) and a schedule (the “Early Termination Schedule”) showing in reasonable detail the calculation of the Early Termination Payment. The Corporation shall also (x) deliver supporting schedules and work papers, as determined by the Corporation or as reasonably requested by a Member, that provide a reasonable level of detail regarding the data and calculations that were relevant for purposes of preparing the Early Termination Schedule; (y) deliver an Advisory Firm Letter supporting such Early Termination Schedule; and (z) allow the Members and their advisors to have reasonable access to the appropriate representatives, as determined by the Corporation or as reasonably requested by the Members, at the Corporation and the Advisory Firm in connection with a review of such Early Termination Schedule. The Early Termination Schedule shall become final and binding on each Party thirty (30) calendar days from the first date on which the Members received such Early Termination Schedule unless: (i) a Member within thirty (30) calendar days after receiving the Early Termination Schedule, provides the Corporation with (A) notice of a material objection to such Early Termination Schedule made in good faith and setting forth in reasonable detail such Member’s material objection (a “Termination Objection Notice”) and (B) a letter from an Advisory Firm (that is different from the Advisory Firm that was used by the Corporation to prepare the Early Termination Schedule) in support of such Termination Objection Notice; or (ii) each Member provides a written waiver of such right of a Termination Objection Notice within the period described in clause (i) above, in which case such Early Termination Schedule becomes binding on the date the waiver from all Members is received by the Corporation. In the event that a Member timely delivers a Termination Objection Notice pursuant to clause (i) above, and if the Parties, for any reason, are unable to successfully resolve the issues raised in the Termination Objection Notice within thirty (30) calendar days after receipt by the Corporation of the Termination Objection Notice, the Corporation and such Member shall employ the Reconciliation Procedures. For the avoidance of doubt, and notwithstanding anything to the contrary herein, the expense of preparing and obtaining the letter from an

24 NY\6516862.10 DRAFT 10-14-2014 Advisory Firm referenced in clause (i) above shall be borne solely by such Member and the Corporation shall have no liability with respect to such letter or any of the expenses associated with its preparation and delivery. The date on which the Early Termination Schedule becomes final in accordance with this Section 4.2 shall be the “Early Termination Reference Date.” Section 4.3 Payment Upon Early Termination. (a) Timing of Payment. Within three (3) Business Days after the Early Termination Reference Date, the Corporation shall pay to each Member an amount equal to the Early Termination Payment for such Member. Such Early Termination Payment shall be made by the Corporation by wire transfer of immediately available funds to a bank account or accounts designated by the Members or as otherwise agreed by the Corporation and the Members. (b) Amount of Payment. The “Early Termination Payment” payable to a Member pursuant to Section 4.3(a) shall equal the present value, discounted at the Early Termination Rate as determined as of the Early Termination Reference Date, of all Tax Benefit Payments that would be required to be paid by the Corporation to such Member, whether payable with respect to Units that were Exchanged prior to the Early Termination Effective Date or on or after the Early Termination Effective Date (for the avoidance of doubt, including Units that any LLC Option Holder would be entitled to receive upon exercise of such LLC Option Holder’s option to purchase such Units), beginning from the Early Termination Effective Date and using the Valuation Assumptions. ARTICLE V. SUBORDINATION AND LATE PAYMENTS Section 5.1 Subordination. Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment or Early Termination Payment required to be made by the Corporation to the Members under this Agreement shall rank subordinate and junior in right of payment to any principal, interest, or other amounts due and payable in respect of any obligations owed in respect of secured indebtedness for borrowed money of the Corporation and its Subsidiaries (“Senior Obligations”) and shall rank pari passu in right of payment with all current or future unsecured obligations of the Corporation that are not Senior Obligations. To the extent that any payment under this Agreement is not permitted to be made at the time payment is due as a result of this Section 5.1 and the terms of the agreements governing Senior Obligations, such payment obligation nevertheless shall accrue for the benefit of the Members and the Corporation shall make such payments at the first opportunity that such payments are permitted to be made in accordance with the terms of the Senior Obligations. Section 5.2 Late Payments by the Corporation. The amount of all or any portion of any Tax Benefit Payment or Early Termination Payment not made to the Members when due under the terms of this Agreement, whether as a result of Section 5.1 and the terms of the Senior Obligations or otherwise, shall be payable together with any interest thereon, computed at the Default Rate and commencing from the Final Payment Date on which such Tax Benefit Payment or Early Termination Payment was first due and payable to the date of actual payment.

25 NY\6516862.10 DRAFT 10-14-2014 ARTICLE VI. TAX MATTERS; CONSISTENCY; COOPERATION Section 6.1 Participation in the Corporation’s and Neff Holdings’ Tax Matters. Except as otherwise provided herein, and except as provided in Article IX of the LLC Agreement, the Corporation shall have full responsibility for, and sole discretion over, all tax matters concerning the Corporation and Neff Holdings, including without limitation the preparation, filing or amending of any Tax Return and defending, contesting or settling any issue pertaining to taxes. Notwithstanding the foregoing, the Corporation shall notify the Members of, and keep them reasonably informed with respect to, the portion of any tax audit of the Corporation or Neff Holdings, or any of Neff Holdings’ Subsidiaries, the outcome of which is reasonably expected to materially affect the Tax Benefit Payments payable to such Members under this Agreement, and such Members shall have the right to participate in and to monitor at their own expense (but, for the avoidance of doubt, not to control) any such portion of any such Tax audit. Section 6.2 Consistency. All calculations and determinations made hereunder, including, without limitation, any Basis Adjustments, Reverse Section 704(c) Allocations, the Schedules, and the determination of any Realized Tax Benefits or Realized Tax Detriments, shall be made in accordance with the elections, methodologies or positions taken by the Corporation and Neff Holdings on their respective Tax Returns. Each Member shall prepare its Tax Returns in a manner that is consistent with the terms of this Agreement, and any related calculations or determinations that are made hereunder, including, without limitation, the terms of Section 2.1 of this Agreement and the Schedules provided to the Members under this Agreement. In the event that an Advisory Firm is replaced with another Advisory Firm acceptable to the Audit Committee, such replacement Advisory Firm shall perform its services under this Agreement using procedures and methodologies consistent with the previous Advisory Firm, unless otherwise required by law or unless the Corporation and all of the Members agree to the use of other procedures and methodologies. Section 6.3 Cooperation. (a) Each Member shall (i) furnish to the Corporation in a timely manner such information, documents and other materials as the Corporation may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (ii) make itself available to the Corporation and its representatives to provide explanations of documents and materials and such other information as the Corporation or its representatives may reasonably request in connection with any of the matters described in clause (i) above, and (iii) reasonably cooperate in connection with any such matter. (b) The Corporation shall reimburse the Members for any reasonable and documented out-of-pocket costs and expenses incurred pursuant to Section 6.3(a).

26 NY\6516862.10 DRAFT 10-14-2014 ARTICLE VII. MISCELLANEOUS Section 7.1 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by certified or registered mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be as specified in a notice given in accordance with this Section 7.1). All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice: If to the Corporation, to: Neff Corporation 3750 N.W. 87th Avenue, Suite 400 Miami, Florida 33178 Attn: Chief Financial Officer Facsimile: (305) 513-4156 E-mail: mirion@neffcorp.com with a copy (which shall not constitute notice to the Corporation) to: Latham & Watkins LLP 885 Third Avenue New York, New York 10022 Attn: David Raab, Esq. Facsimile: (212) 751-4684 E-mail: david.raab@lw.com If to any Wayzata Member: c/o Wayzata Investment Partners 701 East Lake Street, Suite 300 Wayzata, Minnesota 55391 Attn: Ray Wallander Facsimile: (952) 345-8901 E-mail: rwallander@wayzpartners.com with a copy (which shall not constitute notice to the Members and LLC Option Holders) to: [TBD] Attn: Facsimile: E-mail:

27 NY\6516862.10 DRAFT 10-14-2014 Any Party may change its address, fax number or e-mail address by giving each of the other Parties written notice thereof in the manner set forth above. Section 7.2 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. Section 7.3 Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Section 7.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction. Section 7.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. Section 7.6 Assignments; Amendments; Successors; No Waiver. (a) Assignment. Neither any Member nor any LLC Option Holder may assign, sell, pledge, or otherwise alienate or transfer any interest in this Agreement, including the right to receive any Tax Benefit Payments under this Agreement, to any Person without the prior written consent of the Corporation, which consent shall not be unreasonably withheld, conditioned, or delayed, and without such Person executing and delivering a Joinder agreeing to succeed to the applicable portion of such Member’s or such LLC Option Holder’s interest in this Agreement and to become a Party for all purposes of this Agreement (the “Joinder Requirement”); provided, however, that to the extent any Member sells, exchanges, distributes, or otherwise transfers Units to any Person (other than the Corporation or Neff Holdings) in accordance with the terms of the LLC Agreement, the Members shall have the option to assign to the transferee of such Units its rights under this Agreement with respect to such transferred Units, provided that such transferee has satisfied the Joinder Requirement. For the avoidance of doubt, if a Member transfers Units

28 NY\6516862.10 DRAFT 10-14-2014 in accordance with the terms of the LLC Agreement but does not assign to the transferee of such Units its rights under this Agreement with respect to such transferred Units, such Member shall continue to be entitled to receive the Tax Benefit Payments arising in respect of a subsequent Exchange of such Units. The Corporation may not assign any of its rights or obligations under this Agreement to any Person without the prior written consent of each of the Members and LLC Option Holders (and any purported assignment without such consent shall be null and void). (b) Amendments. No provision of this Agreement may be amended unless such amendment is approved in writing by each of the Parties; provided that amendment of the definition of Change of Control will also require the written approval of a majority of the Independent Directors. No provision of this Agreement may be waived unless such waiver is in writing and signed by the Party against whom the waiver is to be effective. (c) Successors. All of the terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the Parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporation shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place. (d) Waiver. No failure by any Party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition. Section 7.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Section 7.8 Resolution of Disputes. (a) Except for Reconciliation Disputes subject to Section 7.9, any and all disputes which cannot be settled amicably, including any ancillary claims of any Party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (each a “Dispute”) shall be finally resolved by arbitration in accordance with the [International Institute for Conflict Prevention and Resolution Rules for Non- Administered Arbitration]4F 4 by a panel of three arbitrators, of which the Corporation shall designate one arbitrator and the Members party to such Dispute shall designate one arbitrator in accordance with the “screened” appointment procedure provided in Resolution Rule 5.4. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq., and judgment 4 Note to draft: please confirm if this venue is acceptable.

29 NY\6516862.10 DRAFT 10-14-2014 upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of the arbitration shall be Miami, Florida. (b) Notwithstanding the provisions of paragraph (a), any Party may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling another Party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each Party (i) expressly consents to the application of paragraph (c) of this Section 7.8 to any such action or proceeding, and (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate. For the avoidance of doubt, this Section 7.8 shall not apply to Reconciliation Disputes to be settled in accordance with the procedures set forth in Section 7.9. (c) Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Chancery Court of the State of Delaware or, if such Court declines jurisdiction, the courts of the State of Delaware sitting in Wilmington, Delaware, and of the U.S. District Court for the District of Delaware sitting in Wilmington, Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each of the Parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the fullest extent permitted by applicable law, in such U.S. District Court. Each Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (d) Each Party irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7.8(c). Each Party irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any such suit, action or proceeding in any such court. (e) Each Party irrevocably consents to service of process by means of notice in the manner provided for in Section 7.1. Nothing in this Agreement shall affect the right of any Party to serve process in any other manner permitted by law. (f) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). (g) Any dispute as to whether a dispute is a Reconciliation Dispute within the meaning of Section 7.9, or a Dispute within the meaning of this Section 7.8, shall be decided and resolved as a Dispute subject to the procedures set forth in this Section 7.8.

30 NY\6516862.10 DRAFT 10-14-2014 Section 7.9 Reconciliation. In the event that the Corporation and any Member are unable to resolve a disagreement with respect to a Schedule (other than an Early Termination Schedule) prepared in accordance with the procedures set forth in Section 2.4, or with respect to an Early Termination Schedule prepared in accordance with the procedures set forth in Section 4.2, within the relevant time period designated in this Agreement (a “Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to both Parties. The Expert shall be a partner or principal in a nationally recognized accounting firm, and unless the Corporation and such Member agree otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with the Corporation or such Member or other actual or potential conflict of interest. If the Parties are unable to agree on an Expert within fifteen (15) calendar days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, the selection of an Expert shall be treated as a Dispute subject to Section 7.8 and an arbitration panel shall pick an Expert from a nationally recognized accounting firm that does not have any material relationship with the Corporation or such Member or other actual or potential conflict of interest. The Expert shall resolve any matter relating to the Basis Schedule or an amendment thereto, Reverse 704(c) Schedule or an amendment thereto or the Early Termination Schedule or an amendment thereto within thirty (30) calendar days and shall resolve any matter relating to a Tax Benefit Schedule or an amendment thereto within fifteen (15) calendar days or as soon thereafter as is reasonably practicable, in each case after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, the undisputed amount shall be paid on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Corporation, subject to adjustment or amendment upon resolution. The costs and expenses relating to the engagement of such Expert or amending any Tax Return shall be borne by the Corporation except as provided in the next sentence. The Corporation and the Members shall bear their own costs and expenses of such proceeding, unless (i) the Expert adopts the Member’s position, in which case the Corporation shall reimburse the Member for any reasonable and documented out-of-pocket costs and expenses in such proceeding, or (ii) the Expert adopts the Corporation’s position, in which case the Member shall reimburse the Corporation for any reasonable and documented out-of-pocket costs and expenses in such proceeding. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.9 shall be binding on the Corporation and the Members and may be entered and enforced in any court having competent jurisdiction. Section 7.10 Withholding. The Corporation shall be entitled to deduct and withhold from any payment that is payable to any Member or LLC Option Holder pursuant to this Agreement such amounts as the Corporation is required to deduct and withhold with respect to the making of such payment under the Code or any provision of U.S. state, local or foreign tax law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by the Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid by the Corporation to the relevant Member or LLC Option Holder. Each Member and each LLC Option Holder shall promptly provide the Corporation with any applicable tax forms and certifications reasonably requested by the Corporation in

31 NY\6516862.10 DRAFT 10-14-2014 connection with determining whether any such deductions and withholdings are required under the Code or any provision of U.S. state, local or foreign tax law. Section 7.11 Admission of the Corporation into a Consolidated Group; Transfers of Corporate Assets. (a) If the Corporation is or becomes a member of an affiliated or consolidated group of corporations that files a consolidated income Tax Return pursuant to Section 1501 or other applicable Sections of the Code governing affiliated or consolidated groups, or any corresponding provisions of U.S. state or local law, then: (i) the provisions of this Agreement shall be applied with respect to the group as a whole; and (ii) Tax Benefit Payments, Early Termination Payments, and other applicable items hereunder shall be computed with reference to the consolidated taxable income of the group as a whole. (b) If any entity that is obligated to make a Tax Benefit Payment or Early Termination Payment hereunder transfers one or more assets to a corporation (or a Person classified as a corporation for U.S. income tax purposes) with which such entity does not file a consolidated Tax Return pursuant to Section 1501 of the Code, such entity, for purposes of calculating the amount of any Tax Benefit Payment or Early Termination Payment due hereunder, shall be treated as having disposed of such asset in a fully taxable transaction on the date of such contribution. The consideration deemed to be received by such entity shall be equal to the fair market value of the contributed asset. For purposes of this Section 7.11, a transfer of a partnership interest shall be treated as a transfer of the transferring partner’s share of each of the assets and liabilities of that partnership. Section 7.12 Confidentiality. Each Member or LLC Option Holder and its assignees acknowledges and agrees that the information of the Corporation is confidential and, except in the course of performing any duties as necessary for the Corporation and its Affiliates, as required by law or legal process or to enforce the terms of this Agreement, such Person shall keep and retain in the strictest confidence and not disclose to any Person any confidential matters, acquired pursuant to this Agreement, of the Corporation and its Affiliates and successors, learned by any Member or LLC Option Holder heretofore or hereafter. This Section 7.12 shall not apply to (i) any information that has been made publicly available by the Corporation or any of its Affiliates, becomes public knowledge (except as a result of an act of any Member or LLC Option Holder in violation of this Agreement) or is generally known to the business community, (ii) the disclosure of information to the extent necessary for a Member or LLC Option Holder to prosecute or defend claims arising under or relating to this Agreement, and (iii) the disclosure of information to the extent necessary for a Member or LLC Option Holder to prepare and file its Tax Returns, to respond to any inquiries regarding the same from any Taxing Authority or to prosecute or defend any action, proceeding or audit by any Taxing Authority with respect to such Tax Returns. Notwithstanding anything to the contrary herein, the Members, LLC Option Holders and each of their assignees (and each employee, representative or other agent of the Members or LLC Option Holders or their assignees, as applicable) may disclose at their discretion to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the Corporation, the Members, the LLC Option Holders and any of their transactions, and all materials of any kind (including tax opinions or other tax analyses) that

32 NY\6516862.10 DRAFT 10-14-2014 are provided to the Members or LLC Option Holders relating to such Tax treatment and Tax structure. If a Member, LLC Option Holder or an assignee commits a breach, or threatens to commit a breach, of any of the provisions of this Section 7.12, the Corporation shall have the right and remedy to have the provisions of this Section 7.12 specifically enforced by injunctive relief or otherwise by any court of competent jurisdiction without the need to post any bond or other security, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to the Corporation or any of its Subsidiaries and that money damages alone shall not provide an adequate remedy to such Persons. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity. Section 7.13 Change in Law. Notwithstanding anything herein to the contrary, if, in connection with an actual or proposed change in law, a Member reasonably believes that the existence of this Agreement could cause income (other than income arising from receipt of a payment under this Agreement) recognized by such Member (or direct or indirect equity holders in such Member) in connection with any Exchange to be treated as ordinary income rather than capital gain (or otherwise taxed at ordinary income rates) for U.S. federal income tax purposes or would have other material adverse tax consequences to such Member or any direct or indirect owner of such Member, then at the written election of such Member in its sole discretion (in an instrument signed by such Member and delivered to the Corporation) and to the extent specified therein by such Member, this Agreement shall cease to have further effect and shall not apply to an Exchange occurring after a date specified by such Member, or may be amended by in a manner reasonably determined by such Member, provided that such amendment shall not result in an increase in any payments owed by the Corporation under this Agreement at any time as compared to the amounts and times of payments that would have been due in the absence of such amendment. Section 7.14 Interest Rate Limitation. Notwithstanding anything to the contrary contained herein, the interest paid or agreed to be paid hereunder with respect to amounts due to any Member hereunder shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Member shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the Tax Benefit Payment, Estimated Tax Benefit Payment or Early Termination Payment, as applicable (but in each case exclusive of any component thereof comprising interest) or, if it exceeds such unpaid noninterest amount, refunded to the Corporation. In determining whether the interest contracted for, charged, or received by any Member exceeds the Maximum Rate, such Member may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the payment obligations owed by the Corporation to such Member hereunder. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Section 7.15 Independent Nature of Rights and Obligations. The rights and obligations of the each Member and LLC Option Holder hereunder are several and not joint with the rights and obligations of any other Person. A Member or an LLC Option Holder shall not be responsible in any way for the performance of the obligations of any other Person hereunder, nor

33 NY\6516862.10 DRAFT 10-14-2014 shall a Member or an LLC Option Holder have the right to enforce the rights or obligations of any other Person hereunder (other than the Corporation). The obligations of a Member or an LLC Option Holder hereunder are solely for the benefit of, and shall be enforceable solely by, the Corporation. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Member or LLC Option Holder pursuant hereto or thereto, shall be deemed to constitute the Members and/or LLC Option Holders acting as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Members and/or LLC Option Holders are in any way acting in concert or as a group with respect to such rights or obligations or the transactions contemplated hereby, and the Corporation acknowledges that the Members and LLC Option Holders are not acting in concert or as a group and will not assert any such claim with respect to such rights or obligations or the transactions contemplated hereby. [Signature Page Follows This Page]

[Signature Page to Tax Receivable Agreement] NY\6516862.10 DRAFT 10-14-2014 IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above. CORPORATION: NEFF CORPORATION By: Name: Title: MEMBERS: WAYZATA OPPORTUNITIES FUND II, L.P. By: WOF II GP, L.P., its General Partner By: WOF II GP, LLC, its General Partner By: Name: Title: WAYZATA OPPORTUNITIES FUND OFFSHORE, L.P. By: [WOFO II GP, L.P.], its General Partner By: [WOFO II GP, LLC], its General Partner By: Name: Title: NEFF HOLDINGS: NEFF HOLDINGS LLC By: Name: Title:

35 NY\6516862.10 DRAFT 10-14-2014 LLC OPTION HOLDERS James Continenza Robert Singer Graham Hood Mark Irion Wes Parks Henry Lawson John Anderson Brad Nowell

36 NY\6516862.10 DRAFT 10-14-2014

37 NY\6516862.10 DRAFT 10-14-2014 Steven Settelmayer Paula Papamarcos Steve Michaels Tom Sutherland Tammy Parham Jim Horn Bryant Becton Bobby Corner

[Exhibit A] NY\6516862.10 DRAFT 10-14-2014 Exhibit A FORM OF JOINDER AGREEMENT This JOINDER AGREEMENT, dated as of ,          20       (this “Joinder”), is delivered pursuant to that certain Tax Receivable Agreement, dated as of [ ], 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Tax Receivable Agreement”) by and among Neff Corporation, a Delaware corporation (the “Corporation”);;, [Neff Holdings LLC, a Delaware limited liability company (“Neff Holdings”),] and each of the Members from time to time party thereto. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Tax Receivable Agreement. 1. Joinder to the Tax Receivable Agreement. The undersigned hereby represents and warrants to the Corporation that, as of the date hereof, the undersigned is a member of Neff Holdings, and that it acquired [       ] Units in Neff Holdings upon assignment from a Member. 2. Joinder to the Tax Receivable Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to the Corporation, the undersigned hereby is and hereafter will be a Member under the Tax Receivable Agreement and a Party thereto, with all the rights, privileges and responsibilities of a Member thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the Tax Receivable Agreement as if it had been a signatory thereto as of the date thereof. 3. Incorporation by Reference. All terms and conditions of the Tax Receivable Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full. 4. Address. All notices under the Tax Receivable Agreement to the undersigned shall be direct to: [Name] [Address] [City, State, Zip Code] Attn: Facsimile: E-mail: IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written. [NAME OF NEW PARTY] By: Name: Title:

[Exhibit A] NY\6516862.10 DRAFT 10-14-2014 Acknowledged and agreed as of the date first set forth above: NEFF CORPORATION By: Name: Title:

EXHIBIT E FORM OF AMENDED NEFF HOLDINGS LLC MANAGEMENT EQUITY PLAN [see attached]

NY\6570147.4 Neff Holdings LLC Management Equity Plan Amended and Restated as of October [  ], 2014 Neff Holdings LLC, a Delaware limited liability company (the “Company”), originally adopted the Neff Holdings LLC Management Equity Plan (as amended and restated herein and as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Plan”), effective as of October 1, 2010. The Plan is hereby amended and restated in its entirety, effective as of October [  ], 2014, in connection with the contemplated IPO and Recapitalization and associated conversion of each outstanding Award with respect to Class B Units into an Award with respect to Common Units. As of the Effective Time, all outstanding Awards, as so converted, will be governed by this amendment and restatement of the Plan, and, notwithstanding anything to the contrary herein, no additional Awards will be granted under the Plan. Section 1. Purpose. The purposes of the Plan are to provide an incentive for management and other employees, prospective employees and members of the Board of the Company and/or its subsidiaries by acquiring a proprietary interest in the success of the Company, to enhance the long-term performance of the Company and to remain in the service of the Company and/or its subsidiaries. Section 2. Definitions. Capitalized terms used in this Plan and not defined in this Plan shall have the meanings given thereto in the LLC Agreement. When used in this Plan, unless the context otherwise requires, the following terms shall have the meanings set forth next to such terms: (a) “Award” shall mean an award under this Plan as described in Section 5 hereof. (b) “Award Agreement” shall mean a written agreement entered into between the Company and the Grantee in connection with an Award. (c) “Board” shall mean the board of managers of the Company. (d) “Cause” shall mean, with respect to any Grantee, that one or more of the following has occurred: (i) the Grantee is convicted of a felony or pleads guilty or nolo contendere to a felony (whether or not with respect to the Company or any of its affiliates or subsidiaries); (ii) a failure of the Grantee to substantially perform his responsibilities and duties to the Company or any of its subsidiaries, after ten (10) days’ written notice given by the Company or its subsidiaries, which notice shall identify the failure in sufficient detail and grant the Grantee an opportunity to cure such failure within such ten (10) day period; (iii) the failure of the Grantee to carry out or comply with any lawful and reasonable directive of the Board (or any committee of the Board), any Subsidiary Governing Body, or the Chief Executive Officer of the Company or any of its subsidiaries, which is not remedied within ten (10) days after the Grantee’s receipt of written notice from any of the foregoing specifying such failure; (iv) the Grantee engages in illegal conduct, any act of dishonesty, breach of fiduciary duty (if any) or other misconduct, in each case in this clause (iv), against the Company, or any of its affiliates or subsidiaries; (v) a material violation or willful breach by the Grantee of any of the policies or

2 NY\6570147.4 procedures of the Company, or any of its subsidiaries, including, without any limitation, any employee manual, handbook or code of conduct of the Company or any of its subsidiaries which, to the extent curable, is not remedied within ten (10) days after the Grantee’s receipt of written notice given by the Company or any of its subsidiaries identifying the conduct in sufficient detail and granting the Grantee an opportunity to cure such conduct within such ten (10) day period; (vi) the Grantee fails to meet any material obligation Grantee may have under any agreement entered into with the Company or any of its subsidiaries; including, but not limited to, the LLC Agreement and any agreement entered into in connection with the Grantee’s employment or engagement with the Company or any of its subsidiaries which, to the extent curable, is not remedied within ten (10) days after the Grantee’s receipt of written notice given by the Company or any of its subsidiaries identifying the conduct in sufficient detail and granting the Grantee an opportunity to cure such conduct within such ten (10) day period; (vii) the Grantee’s habitual abuse of narcotics or alcohol; or (viii) the Grantee’s breach of any non-compete, non-solicit, confidentiality or other restrictive covenant to which the Grantee may be subject, pursuant to an employment agreement or otherwise. (e) “Committee” shall mean the Committee hereinafter described in Section 3 hereof. (f) “Fair Market Value” shall mean, with respect to any Award (including, without limitation, any Common Units), the fair market value of such Award, as determined in the sole discretion of the Committee, subject to Section 10 hereof, as applicable. (g) “Grantee” shall mean a person who receives an Award. (h) “LLC Agreement” shall mean the Second Amended and Restated Limited Liability Company Agreement of Neff Holdings LLC, dated as of October [_], 2014, as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time, together with all schedules, exhibits and annexes thereto. (i) “Prior LLC Agreement” shall mean the First Amended and Restated Limited Liability Company Agreement of the Company, dated as of October 1, 2010. (j) “Sale Transaction” shall mean the bona fide sale, lease, Transfer, issuance or other disposition, in one transaction or a series of related transactions, of (x) all or substantially all of the consolidated assets of the Company and its Subsidiaries or (y) at least a majority of the then-issued and outstanding Common Units to (in either case) any Person or group of related Persons (other than a Member or an Affiliate of a Member or the Company or an Affiliate of the Company), whether directly or indirectly or by way of any merger, statutory share exchange, sale or issuance of equity, tender offer, consolidation or other business combination transaction or purchase of beneficial ownership, provided, however, that a Sale Transaction shall not include a dividend or other distribution of cash or other assets of the Company to the Members (or any of the Members) made with the proceeds of borrowed money, regardless of whether the borrowing incurred to finance such dividend or distribution was incurred prior to or after such dividend or distribution. (k) “Section 409A” shall mean Section 409A of the Code. Section 3. Administration.

3 NY\6570147.4 (a) The Plan shall be administered by the Board or, if the Board shall so determine, by a Committee consisting of one or more Board members, selected by the Board. Any member of the Committee may resign by giving written notice thereof to the Board, and any member of the Committee may be removed at any time, with or without cause, by the Board. Any vacancy on the Committee shall be filled by the Board. During any period in which the Plan is administered by the Board, all references in the Plan or in any Award Agreement to the Committee shall be deemed to refer to the Board. (b) The Committee shall have complete authority to interpret and administer this Plan and each Award Agreement, including, without limitation, the power (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreement, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vi) to amend the Plan to reflect changes in applicable law, (vii) to delegate such powers and authority to such person as it deems appropriate, and (viii) to waive any conditions under any Awards. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive. Section 4. Eligibility for Awards. Awards under the Plan shall be made to such members of the Board and any Subsidiary Governing Body (as defined in the Prior LLC Agreement), and employees and prospective employees of the Company and/or its subsidiaries, as the Committee selects in its sole discretion. Section 5. Awards Under the Plan. (a) Awards may be made under the Plan in the form of Common Units, phantom units or options, warrants or other securities that are convertible, exercisable or exchangeable for or into Common Units, as the Committee determines is in the interest of the Company. (b) Each Award granted under the Plan shall be evidenced by an Award Agreement which shall contain such provisions (such as vesting, and manner and method of conversion, exchange or exercise (to the extent applicable)) as the Committee in its discretion deems necessary or desirable, consistent with the terms of this Plan and the LLC Agreement. The duration of any Award that is convertible, exchangeable or exercisable for or into Common Units shall have a duration that is fixed by the Committee, in its sole discretion, but in no event shall such Award remain in effect for a period of more than ten (10) years from the date of grant. (c) Any Award for Common Units, or, in the event an Award is converted, exercised or exchanged for or into Common Units, such conversion, exercise or exchange, shall be conditioned on (i) the Grantee executing a Joinder Agreement and becoming a Member under and bound by the terms of the LLC Agreement and (ii) the Grantee’s compliance with all other terms and conditions set forth in the LLC Agreement to be admitted as a Member. Section 6. Vesting and Forfeiture. Except as otherwise provided in the applicable Award Agreement,

4 NY\6570147.4 (a) Any portion of any then outstanding Award that is not vested (after taking into account any accelerated vesting that may apply under the Award Agreement or Section 7 hereof) and/or, if applicable, exercisable or exercised, convertible or converted, exchangeable or exchanged, at the time of the Grantee’s termination of employment or service with the Company or any of its subsidiaries, for any reason, shall immediately be forfeited and terminate and the Grantee shall no longer have any rights or interests in such Award. (b) If (i) the Grantee’s employment or service with the Company or any of its subsidiaries is terminated for Cause, (ii) the Grantee’s employment or service with the Company (and/or any of its subsidiaries) is terminated by the Company (and/or any of its subsidiaries) or the Grantee for any reason and the Grantee committed an act constituting Cause prior to such termination (regardless of whether the Grantee’s employment or service was terminated for Cause) and which such act, to the extent a cure period was allowed for such act in the definition of Cause, was not cured within such period prior to such termination or (iii) the Grantee breaches any restrictive covenants, including non-competition, non-solicitation and confidentiality covenants, with the Company (and/or any of its subsidiaries), all of the Grantee’s then outstanding Awards, whether or not previously vested and/or, if applicable, exercisable or exercised, convertible or converted, or exchangeable or exchanged, shall immediately be forfeited and terminate and the Grantee shall no longer have any rights or interests in such Award or anything such Award was exercised, converted or exchanged for or into. For purposes of this Section 6(b), the term “Cause” shall include, with respect to any Grantee that has an employment agreement with the Company (and/or any of its subsidiaries), in addition to (and not in lieu of) the definition of “Cause” set forth in this Plan, the definition of “Cause” set forth in such employment agreement. (c) Without limiting the conditions of Section 6(b) hereof, prior to the consummation of a Qualified Public Offering (as defined in the Prior LLC Agreement), in the event the Grantee’s employment or service with the Company and/or any of its subsidiaries is terminated for any reason (whether by the Company, the Grantee or any such subsidiary) and the Grantee has outstanding and vested Awards at the time of such termination, the Company shall have the right, but not the obligation, to elect within ninety (90) days of the effective date of termination of the Grantee’s employment or service or such other time periods as are prescribed by the Committee and set forth in an Award Agreement or any repurchase agreement thereunder, to repurchase the Grantee’s then outstanding and vested Awards. Unless otherwise prescribed by the Committee and set forth in an Award Agreement, such Awards shall be repurchased by the Company at the Fair Market Value of the applicable Award, less, to the extent applicable, any amounts owed by the Grantee to the Company pursuant to any loans outstanding under Section 5.2 (or any successor provision) of the Prior LLC Agreement or any other amounts owed by the Grantee to the Company or any of its subsidiaries. Section 7. Sale Transaction. (a) Subject to Section 6 hereof and except as provided in an Award Agreement, upon the occurrence of a Sale Transaction which occurs while the Grantee is still employed by, or in service with, the Company or any of its subsidiaries, all of the Grantee’s unvested Awards shall immediately become vested and/or exercisable, convertible or exchangeable, as applicable.

5 NY\6570147.4 (b) In addition, in the event of a Sale Transaction, with respect to any Award that is convertible, exchangeable or exercisable for or into Common Units, the Committee shall, in its sole discretion, either (i) provide for the assumption of such Awards theretofore granted, or the substitution for such Awards of new awards of the successor company or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices, consistent with Section 11 hereof, (ii) provide written notice to any holder of such Award that the Award shall be terminated to the extent that it is not converted, exchanged or exercised prior to a date certain specified in such notice (which date shall be no sooner than the consummation of the Sale Transaction) or (iii) provide that the Grantee of any such Award, to the extent then vested, shall be entitled to receive from the Company an amount equal to the excess of (A) the Fair Market Value (determined on the basis of the amount received by Members of the Company in connection with such transaction and consistent with Section 409A of the Code) of the Common Units subject to the vested portion of the Award not theretofore converted, exchanged or exercised, over (B) the aggregate purchase price which would be payable for such Common Units upon the conversion, exchange or exercise of such Award. Any actions under this Section 7 shall, to the extent applicable, be in accordance with the regulations promulgated under Section 409A of the Code so as not to cause a modification or deemed new grant of the Award. Section 8. Section 83(b) of the Code. As a requirement for receiving an Award of, or to acquire, Common Units under the Plan, each Grantee shall, if, and only if, required by the Committee, agree to make a timely election pursuant to Section 83(b) of the Code to include in the Grantee’s gross income or alternative minimum taxable income, as the case may be, for the taxable year in which the Award is granted (or, if applicable, exercised, converted or exchanged), the amount of any compensation taxable to the Grantee in connection with the Grantee’s receipt of such Award. If the Committee requires the Grantee to make such an election, the Grantee shall notify the Committee of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filings and notifications required pursuant to the regulations issued under Section 83(b) of the Code. Section 9. Restrictions on Transfer. Except as otherwise provided in an Award Agreement, (a) Notwithstanding anything in the LLC Agreement to the contrary, no Awards of Common Units may be Transferred until vested; provided, however, that the Grantee may Transfer such unvested Awards to any one or more of the Grantee’s Family Members (as defined in the Prior LLC Agreement) if the requirements set forth in the LLC Agreement relating to such Transfer are complied with and provided the Award remains subject to this Plan and any Award Agreement (including any repurchase rights in favor of the Company). As a condition to such Transfer, the Transferee shall execute and deliver to the Company (i) a Joinder Agreement, (ii) a written undertaking, in form and substance satisfactory to the Committee, that such Transferee shall Transfer any Awards (vested or unvested) back to the Grantee if such Transferee ceases to be a Family Member of such Grantee and (iii) a written agreement acknowledging that such Transferred Award is subject to vesting, may never become vested and is subject to the terms and conditions of the Plan, the Award Agreement and the LLC Agreement. Any proposed Transfer of vested Awards of Common Units shall be in accordance with the LLC Agreement and the Award Agreement.

6 NY\6570147.4 (b) Awards that are convertible, exercisable or exchangeable for or into Common Units may not be Transferred at any time prior to such conversion, exercise or exchange; provided, however, that the Grantee may Transfer any unvested Award to any one or more of the Grantee’s Family Members provided the Award remains subject to this Plan and any Award Agreement (including any repurchase rights in favor of the Company). As a condition to such Transfer, (i) the Transferee shall execute and deliver to the Company (A) a written undertaking, in form and substance satisfactory to the Committee, that such Transferee shall Transfer any Awards (vested or unvested) back to the Grantee if such Transferee ceases to be a Family Member of such Grantee and (B) a written agreement (1) acknowledging that such Transferred Award is subject to vesting, may never become vested, and is subject to the terms of the Plan, the Award Agreement and, upon conversion, exercise or exchange, the LLC Agreement and (2) agreeing to execute and deliver to the Company, upon the conversion, exercise or exchange of the Award, a Joinder Agreement and a written undertaking referred to above, and (ii) each such agreement referred to in clause (2) above shall be, in fact, executed and delivered to the Company upon the conversion, exercise or exchange of the Award. Section 10. Conformity to Section 409A of the Code. It is intended that all Awards under this Plan and any Award Agreement, either be exempt from or comply with Section 409A. All options or other similar Awards that are granted with an exercise price shall be granted with an exercise price, such that the Award would not constitute deferred compensation under Section 409A. Any ambiguity in this Plan and any Award Agreement shall be interpreted to comply with Section 409A. To the extent applicable, (i) each amount or benefit payable pursuant to this Plan and any Award Agreement shall be deemed a separate payment for purposes of Section 409A and (ii) in the event the stock of the Company is publicly traded on an established securities market or otherwise and the Grantee is a “specified employee” (as determined under the Company’s administrative procedure for such determinations, in accordance with Section 409A) at the time of the Grantee’s termination of employment, any payments under this Plan or any Award Agreement that are deemed to be deferred compensation subject to Section 409A shall not be paid or begin payment until the earlier of the Grantee’s death and the first day following the six (6) month anniversary of the Grantee’s date of termination of employment. Section 11. Adjustment. If, prior to the complete conversion, exchange or exercise of any Award that is convertible, exchangeable or exercisable for or into Common Units, the Units of the Company shall be split up, converted, exchanged, reclassified, or in any way substituted for or in the event of any extraordinary dividend or extraordinary distribution (of cash, Units, securities or other property), then the Award, to the extent it has not been converted, exchanged or exercised, shall be adjusted as the Committee deems appropriate to prevent the enlargement or dilution of rights of the Grantee, provided, however, that any such adjustment shall, to the extent applicable, be in accordance with the regulations promulgated under Section 409A so as not to cause a modification or deemed new grant of the Award. For avoidance of doubt, in no event shall any distributions for taxes or any regularly scheduled distribution or dividend paid pursuant to a distribution or dividend policy established by the Board constitute extraordinary dividends or extraordinary distributions. Section 12. Amendment Suspension or Termination of the Plan. The Board may from time to time suspend, discontinue, terminate, revise or amend (i) the Plan in any respect whatsoever and (ii) any Award Agreement, to the extent provided in such Award Agreement; provided, however,

7 NY\6570147.4 that in no event shall any such action adversely affect the rights of any Grantee in any material respect (without regard to any effect resulting from the individual circumstances of such Grantee) with respect to any previously granted Award without such Grantee’s consent, except to the extent such action is required by, or is necessary to comply with, law. Section 13. General Provisions. (a) No Right to Employment. Nothing contained in this Plan, any Award Agreement or the LLC Agreement shall confer upon any Grantee the right to continue in the employ of or association with the Company, its subsidiaries or its affiliates, or affect any rights which the Company, its subsidiaries or its affiliates may have to terminate such employment or association for any reason at any time. (b) Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among, other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the person to receive Awards under the Plan, and the terms and provisions of Awards under the Plan. (c) Freedom of Action. Nothing contained in the Plan or any Award Agreement shall be construed to prevent the Company, its subsidiaries, its affiliates or any of the holders of Common Units from taking any corporate action, including, but not limited to, any recapitalization, reorganization, merger, consolidation, dissolution or sale, which is deemed by the Company, its subsidiaries, its affiliates or any of the holders of Common Units to be appropriate or in its or their best interest, whether or not such action would have an adverse effect on the Plan or any Awards thereunder. (d) Section Headings; Construction. The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Plan shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms. (e) Governing Law. This Plan, any Award Agreement hereunder and any conflicts arising, hereunder or related hereto shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, regardless of the laws that might otherwise govern under applicable principles, to the fullest extent permitted by law, of conflicts of laws. (f) Severability; Entire Agreement. In the event any provision of this Plan or any Award Agreement shall be held illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of this Plan and such illegal, invalid or unenforceable provision shall be deemed modified as if the illegal, invalid or unenforceable provisions had not been included. The Plan, any Award Agreement and the LLC Agreement contain the entire agreement of the parties with respect to the subject matter thereof

8 NY\6570147.4 and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter thereof. (g) Survival of Terms; Conflicts. The provisions of this Plan shall survive the termination of this Plan to the extent consistent with, or necessary to carry out, the purposes thereof. To the extent of any conflict between the Plan, any Award Agreement and the LLC Agreement, the LLC Agreement shall control; provided, however, that the Plan may impose greater restrictions or grant lesser rights than the LLC Agreement; and provided, further, that any Award Agreement may impose greater restrictions or grant lesser rights than either the LLC Agreement or the Plan. Subject to the second proviso in the immediately preceding sentence, in the event of any conflict between the Plan and any Award Agreement, the Plan shall control. (h) No Third Party Beneficiaries. Except as expressly provided therein, none of the Plan, any Award Agreement or the LLC Agreement shall confer on any person other than the Company and the Grantee any rights or remedies thereunder. (i) Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company, its subsidiaries and their successors and assigns. (j) Notices. All notices, requests, waivers and other communications under the Plan or any Award Agreement shall be in writing and shall be deemed to be effectively given, sent, provided, delivered or received (i) when personally delivered to the party to be notified, (ii) when sent by confirmed facsimile or by electronic mail (“e-mail”) to the party to be notified, (iii) three (3) Business Days after deposit in the United States mail, postage prepaid, by certified or registered mail with return receipt requested, addressed to the party to be notified or (iv) one (1) Business Pay after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified with next-Business Day delivery guaranteed, in each case sent or addressed to the Company at its principal office and to the Grantee at the Grantee’s mailing address, facsimile number or e-mail address as carried in the record books of the Company or at such other mailing address, facsimile number or e-mail address as the Grantee may from time to time designate in writing to the Company. The Grantee may change his or her mailing address, facsimile number or e-mail address for purposes of notice hereunder by giving notice of such change to the Company as provided herein.